Important information for shareholders of

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

The document you hold in your hands is a combined prospectus/proxy statement and was delivered with a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page [3].

We urge you to review the prospectus/proxy statement carefully, and to provide your voting instructions by using any of the methods shown on your proxy card. When shareholders don’t return their proxies in sufficient numbers, we have to make follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote, and welcome your comments. Please take a few minutes with these materials and return your proxy to us.

PUTNAM INVESTMENTS
(scale logo)

A Message from the Chairman	1
Notice of a Meeting of Shareholders	[ ]
Prospectus/Proxy Statement	[ ]

PROXY CARD ENCLOSED

If you have any questions, please contact us at 1-866-704-4434, the toll-free number we have set up for you, or call your financial representative.

A Message from the Chairman

[photo of John A. Hill]

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in Putnam New York Investment Grade Municipal Trust (the “NY Closed-End Fund”). While you are, of course, welcome to join us at the NY Closed-End Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

Approving the merger of the NY Closed-End Fund with and into Putnam New York Tax Exempt Income Fund (the “NY Open-End Fund”), an open-end mutual fund with investment objectives and policies similar to those of the NY Closed-End Fund (the “Proposed Merger”). In this merger, you would receive on a tax-free basis, pro rata, Class A Shares of the NY Open-End Fund with a value equal to the total net asset value of NY Closed-End Fund shares you hold immediately prior to the merger.

The NY Closed-End Fund and the NY Open-End Fund both seek to provide as high a level of current income free from federal income tax and New York State and City personal income taxes as Putnam Investment Management, LLC, your fund’s investment manager, believes to be consistent with the preservation of capital. The NY Closed-End Fund currently uses investment leverage by issuing preferred shares, whereas the NY Open-End Fund is not permitted to issue preferred shares. Both funds invest mainly in municipal securities that are

· exempt from federal income tax and New York State and City personal income taxes, and

· investment-grade in quality.

After careful review, the Trustees of your fund recommend that shareholders of the NY Closed-End Fund approve the Proposed Merger.

The Trustees expect that as a result of the Proposed Merger, shareholders of the NY Closed-End Fund will benefit from participation in a significantly larger combined fund with a lower expense ratio and from the ability to redeem their shares for net asset value. Other potential benefits, and potential disadvantages, of the Proposed Merger are discussed in the prospectus/proxy statement, which we urge you to review carefully.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about this proposal, please call 1-866-704-4434 or contact your financial representative.

Sincerely yours,

John A. Hill, Chairman

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

Notice of a Meeting of Shareholders

> This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in the event that you attend in person.

To the Shareholders of Putnam New York Investment Grade Municipal Trust:

A Meeting of Shareholders of Putnam New York Investment Grade Municipal Trust (the “NY Closed-End Fund”) will be held on June 22, 2007, at 11:00 a.m. Eastern time, on the 8th Floor of One Post Office Square, Boston, Massachusetts, to consider the following matter:

1. A proposal to merge the NY Closed-End Fund with and into Putnam New York Tax Exempt Income Fund, which shall require the following shareholder actions:

a. Approval of a Plan of Entity Conversion providing for the conversion of Putnam New York Investment Grade Municipal Trust (the “NY Closed-End Fund”) from a Massachusetts business trust to a Massachusetts business corporation (the “Conversion”).

b. Approval of an Agreement and Plan of Merger providing that, following the Conversion, the NY Closed-End Fund will merge with and into Putnam New York Tax Exempt Income Fund, a Massachusetts business trust.

By Judith Cohen, Clerk, on behalf of the Trustees

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
George Putnam, III, President

Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

* *

THE TRUSTEES URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY AUTOMATED TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

May [*], 2007

Prospectus/Proxy Statement
May [*], 2007

Merger of:	With and into:

Putnam New York Investment Grade	Putnam New York Tax Exempt Income
Municipal Trust	Fund
One Post Office Square	One Post Office Square
Boston, Massachusetts 02109	Boston, Massachusetts 02109
1-617-292-1000	1-617-292-1000

This Prospectus/Proxy Statement relates to the proposed merger of Putnam New York Investment Grade Municipal Trust (the “NY Closed-End Fund”) with and into Putnam New York Tax Exempt Income Fund (the “NY Open-End Fund”) (the “Proposed Merger”). As a result of the Proposed Merger, each shareholder of the NY Closed-End Fund would receive Class A shares of the NY Open-End Fund equal in value to the net asset value of the shareholder’s NY Closed-End Fund shares.

This Notice of Special Meeting, the proxy card and this Prospectus/Proxy Statement are being mailed on or about May [*], 2007. The Prospectus/Proxy Statement explains concisely what you should know before voting on the Proposed Merger or investing in the NY Open-End Fund, a diversified, open-end registered management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

This Prospectus/Proxy Statement is being mailed with a copy of the NY Open-End Fund Prospectus. The statement of additional information relating to the Proposed Merger, dated May [*], 2007 (the “Merger SAI”) and the other documents identified below are incorporated into this Prospectus/Proxy Statement by reference. Shareholders may obtain free copies of the NY Open-End Fund’s prospectus and any document incorporated by reference into this Prospectus/Proxy, request other information about the funds or make shareholder inquiries by contacting their financial representative, by visiting the Putnam Investments website at www.putnam.com or by calling Putnam toll-free at 1-800-225-1581. This information may also be obtained by contacting the SEC, as described below.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of the NY Open-End Fund, dated March 30, 2007, as supplemented (the “NY Open-End Fund Prospectus”);

(ii) the Merger SAI;

(iii) the Performance Summary, Report of Independent Registered Public Accounting Firm and financial statements included in the NY Closed-End Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2006; and

(iv) the financial statements included in the NY Closed-End Fund’s Semiannual Report to Shareholders for the period ended October 31, 2006.

Shares of the NY Open-End Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amounts invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under SEC rules; some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number,1-866-704-4434, or call your financial representative. Like the NY Closed-End Fund, the NY Open-End Fund is in the family of funds managed by Putnam Investment Management, LLC (“Putnam Management”). The NY Open-End Fund and the NY Closed-End Fund are collectively referred to herein as the “funds,” and each is referred to individually as a “fund.”

The common shares of beneficial interest of the NY Closed-End Fund are listed on the American Stock Exchange (the “AMEX”) under the symbol “PMN.” You may inspect reports, proxy material and other information concerning the NY Closed-End Fund at the AMEX.

The NY Closed-End Fund and the NY Open-End Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and Investment Company Act of 1940 and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the Merger SAI, at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may call the SEC at 202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR database on the SEC’s website at http://www.sec.gov. You may need to refer to the fund’s file number.

I. Questions and Answers Regarding Approval of the Merger

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between a closed-end and an open-

end mutual fund. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details about the Proposed Merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of the NY Closed-End Fund approve the proposed merger of the NY Closed-End Fund with and into the “NY Open-End Fund”, as contemplated by the transaction documents described in more detail under “Information about the Proposed Merger – Merger Documents” below. If approved by shareholders, all of the assets of the NY Closed-End Fund attributable to its common shares of beneficial interest, without par value, (referred to herein generally as “common shares” or “shares” of the NY Closed-End Fund) will become assets of the NY Open-End Fund. The common shares of the NY Closed-End Fund will be converted, pro rata, into Class A shares of the NY Open-End Fund (the “Merger Shares”) with a value equal to the value of the NY Closed-End Fund’s assets net of liabilities (following the required redemption of outstanding preferred shares of the NY Closed-End Fund known as Municipal Income Preferred Shares, Series Th (the “Preferred Shares”)).

2. What will happen to my shares of the NY Closed-End Fund as a result of the Proposed Merger?

Your shares of the NY Closed-End Fund will be converted on a tax-free basis into Class A shares of the NY Open-End Fund with an equal aggregate net asset value on the date of the Proposed Merger. The NY Open-End Fund shares that you hold after completion of the merger will be subject to a redemption fee (described in more detail below) if they are redeemed within seven days of the Proposed Merger.

3. Why is the merger being proposed at this time?

The Trustees are proposing the merger of the NY Closed-End Fund into the NY Open-End Fund because it offers shareholders of the NY Closed-End Fund the opportunity to invest in a fund with substantially similar investment policies (differences, such as the fact that the NY Open-End Fund may not use leverage through preferred shares, are described below under the headings “Information about the Proposed Merger” and “Information about the Funds”) and to benefit from the lower expense ratio of the NY Open-End Fund and the ability to redeem shares for net asset value. While the Trustees continue to believe that there are potential benefits associated with the closed-end structure, they considered the possibility that the NY Closed-End Fund would not be able to continue to operate in its present closed-end form in light of its small asset size, the persistence of the discount to net asset value at which its common shares have traded, changes in its shareholder base over time, and requests from certain of its shareholders for enhanced liquidity. The Trustees were also advised by Putnam Management that under current market conditions the opportunity for investment leverage provided by the closed-end structure was not likely to enhance significantly the NY Closed-End Fund’s investment performance. The Trustees believe that, in light of these factors, the open-ending transactions in the Proposed Merger is in the best interests of shareholders of the NY Closed-End Fund. For a detailed discussion of the Trustees’ deliberations, see “Information about the Proposed Merger –Trustees’ Considerations Relating to Proposed Merger.”

The Trustees of the Putnam funds, who serve as Trustees of each of the funds involved in the Proposed Merger, have carefully considered the anticipated benefits and costs of the Proposed Merger to the shareholders of your fund. The Trustees of your fund, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your fund or Putnam Management (these Trustees are referred to as “Independent Trustees” throughout this Prospectus/Proxy Statement), have determined that the Proposed Merger is in the best interest of the shareholders of your fund and recommend that shareholders vote FOR approval of the Proposed Merger.

4. How do the investment goals, strategies, policies and restrictions of the two funds compare?

Investment Goals and Strategies

The investment goals and strategies of the funds are similar, as described in the following table.

	NY Closed-End Fund	NY Open-End Fund

Investment Goal	The fund seeks as high a level of	The fund seeks as high a level of
	current income free from federal	current income free from federal
	income tax and New York State and	income tax and New York State and
	City personal income taxes as Putnam	City personal income taxes as Putnam
	Management believes to be consistent	Management believes is consistent with
	with the preservation of capital.	the preservation of capital.

Investment Strategies	To invest in a portfolio of investment-	To invest mainly in bonds that:
grade securities issued by the State of
	New York and its political subdivisions,	· pay interest that is exempt
	agencies, and instrumentalities and	from federal income tax and
	other qualifying issuers the interest on	New York State and City
	which is exempt from federal income	personal income taxes but that
	tax and New York State and City	may be subject to federal
	personal income taxes; and to use	Alternative Minimum Tax
	leverage to increase income available	(AMT)
	for distribution to holders of common	· are investment-grade in quality
shares of the fund.
· have intermediate- to long-
term maturities (three years or
longer).

Investment Policies and Restrictions

The funds have similar investment policies and restrictions relating to credit quality of the portfolio securities each fund may purchase and the percentage of portfolio securities each fund may purchase that pay interest subject to the federal or New York Alternative Minimum Tax (“AMT”). The differences in these policies, as well as differences with respect to the percentage of unrated securities in which each fund may invest, the marketability of investment securities, investments in various repurchase agreements, investments in restricted securities and diversification are described below under “Risk Factors – Credit Risk” and “Information about the Funds – Investment Restrictions.”

Also, the NY Closed-End Fund is a “non-diversified” investment company, meaning that it may invest more of its assets in the securities of fewer issuers than the NY Open-End Fund. However, in recent years, the NY Closed-End Fund has not taken advantage to any significant degree of its ability to concentrate its investments among fewer issuers. (As of December 31, 2006, the NY Closed-End Fund held 82 and the NY Open-End Fund held 253 positions within their respective investment portfolios.) In addition, the smaller size of the NY Closed-End Fund may at times constrain its ability to participate in some of the investments that the NY Open-End Fund makes (such as investments in floating rate loans with a high investment minimum).

It is not expected that, in connection with the Proposed Merger, there will be any significant dispositions of the NY Closed-End Fund’s portfolio securities. Prior to the merger, however, it is expected that portfolio securities will be sold in order to fund redemption of all of the NY Closed-End Fund’s outstanding Preferred Shares.

5. How do the management fees and other expenses of the funds compare, and what are they estimated to be following the Proposed Merger?

The following tables summarize the fees and expenses you may pay when investing in the funds, the annual operating expenses for each fund, and the pro forma expenses of the NY Open-End Fund, assuming consummation of the Proposed Merger and based on pro forma combined assets as of March 31, 2007. Expenses for the NY Closed-End Fund are based on amounts incurred during the fund’s fiscal year ended April 30, 2006, which is the most recent fiscal year for which audited financial statements are available. Expenses for the NY Open-End Fund are based on amounts incurred during the fund’s most recent fiscal year, which ended on November 30, 2006. Please see “Information about the Proposed Merger – Trustees’ Considerations Relating to the Proposed Merger” for more information on the expenses of the funds.

Shareholder transaction expenses	NY Closed-End Fund	NY Open-End Fund	NY Open-End
(fees paid directly from your		(Class A shares)	Fund (Class A
investment)			Shares) pro
forma combined

Maximum Sales Charge (Load)	None(a)	3.75%(b)	3.75%(b)
imposed on purchases (as a
percentage of offering price)

Maximum Deferred Sales Charge	None	None(c)	None(c)
(Load) (as a percentage of the
original purchase price or redemption
proceeds, whichever is lower)

Maximum Sales Charge (Load)	None(d)	None	None
Imposed on Reinvested Dividends

Redemption Fee (as a percentage of	None(e)	1.00%(f)	1.00%(f)
total redemption proceeds)

Annual Fund Operating	NY Closed-End Fund	NY Open-End Fund	NY Open-End Fund
Expenses (expenses that are		(Class A shares)	(Class A shares) pro
deducted from fund assets)			forma combined(h)

Management Fees	0.78%(g)	0.50%	0.50%
Distribution (12b-1) Fees	--	0.20%(i)	0.21%(i)
Other Expenses	0.69%	0.09%	0.08%
Total Annual Fund Operating	1.47%	0.79%	0.79%
Expenses

(a) Shares of the NY Closed-End Fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by shareholders in the NY Closed-End Fund’s initial offering.

(b) This sales charge does not apply to Merger Shares, but does apply to any additional Class A shares of the NY Open-End Fund that an investor purchases outside of the Proposed Merger. Certain investments may qualify for discounts on applicable sales charges. See “How do I buy fund shares?” in the NY Open-End Fund Prospectus for details.

(c) A deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares bought without an initial sales charge. This charge will not apply to the Merger Shares. See “How do I buy fund shares?” in the NY Open-End Fund Prospectus for details.

(d) Each participant in the NY Closed-End Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with the plan. With respect to the fund’s last fiscal year, participants in the plan incurred brokerage commissions representing $0.03 per share. Effective May 2007, the fund terminated its dividend reinvestment plan.

(e) Shares of the NY Closed-End Fund are not redeemable and cannot be exchanged into shares of another Putnam fund.

(f) A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another Putnam fund) within seven days of purchase.

(g) Reflects the effective rate paid (as a percentage of net assets attributable to common shares) under a quarterly investment management fee that is based on the average net assets of the fund, including assets attributable to leverage through the Preferred Shares.

(h) Does not reflect non-recurring expenses related to the merger, which are described below under the heading "Trustees' Considerations Related to the Proposal Merger - Transaction Costs." If these expenses had been reflected, pro forma Other Expenses and Total Annual Fund Operating Expenses would be 0.10% and 0.81%, respectively.

(i) Represents a blended rate. 12b-1 fees for Class A shares are paid at a rate equal to the weighted average of (i) 0.20% on the net assets of the fund attributable to Class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to Class A shares. Merger Shares received upon consummation of the Proposed Merger will be treated for these purposes as having been paid for at the time of the Proposed Merger.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the Proposed Merger.

Please note that, in the expense table for the NY Closed-End Fund, it is assumed that all dividends and distributions are reinvested at net asset value.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and then redeem all your shares at the end of those periods. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower. The information for the NY Open-End Fund and the NY Open-End Fund (pro forma combined) reflects the maximum sales charge (load) of 3.75% applicable to Class A shares of the NY Open-End Fund. This sales charge does not apply to Merger Shares but would apply to any subsequent purchases of Class A shares of the NY Open-End Fund.

	1 Year	3 Years	5 Years	10 Years

NY Closed-End Fund	$150	$465	$803	$1,757
NY Open-End Fund (Class A	$453	$618	$797	$1,316
shares)
NY Open-End Fund pro forma	$453	$618	$797	$1,316
combined (Class A shares)

6. How does the investment performance of the funds compare?

The following information provides some indication of each fund’s risks. The chart shows year-to-year changes in the net asset value performance of the NY Closed-End Fund’s common shares and the NY Open-End Fund’s Class A shares. The table following the chart compares each fund’s performance to that of a broad measure of market performance. Of course, a fund’s past performance is not an indication of future performance.

CALENDAR YEAR TOTAL RETURNS

NY Open-End Fund

8.95%	4.99%	-3.50%	12.43%	3.58%	9.26%	4.60%	3.48%	3.03%	4.45%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

NY Closed-End Fund

9.79%	5.66%	-3.62%	12.64%	3.26%	8.21%	6.36%	6.05%	5.09%	5.69%

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance of the NY Open-End Fund would be less than that shown. Year-to-date performance through 3/31/07 for the funds’ shares was 0.72% for Class A shares of the NY Open-End Fund and 0.24% for the NY Closed-end Fund. During the periods shown in the bar chart, the NY Open-End Fund’s highest return for a quarter was 5.01% (quarter ending 12/31/00) and the lowest return for a quarter was –2.43% (quarter ending 6/30/04). During the periods shown in the bar chart, the NY Closed-End Fund’s highest return at net asset value for a quarter was 5.26% (quarter ended 9/30/04) and the lowest return for a quarter was –3.85% (quarter ended 6/30/04).

Average Annual Total Returns	Past 1 year	Past 5 years	Past 10 years
(for periods ended 12/31/06)

NY Open-End Fund
Class A (before taxes)	0.51%	4.14%	4.65%
Class A (after taxes on distributions)	0.48%	4.02%	4.54%
Class A (after taxes on distributions and	1.80%	4.13%	4.60%
sale of fund shares)

NY Closed-End Fund
Common shares (at net asset value)	5.69%	6.27%	5.83%
Common shares (at market price)	8.83%	5.84%	5.62%

Lehman Municipal Bond Index (no	4.84%	5.53%	5.76%
deduction for fees, expenses or taxes)

Unlike the bar chart above, this performance information reflects the impact of sales charges with respect to Class A shares of the NY Open-End Fund, although, like the bar chart above, the information does not reflect any brokerage commission associated with the purchase of shares of the NY Closed-End Fund on the AMEX or any sales charges paid in that fund’s initial public offering. Class A share performance for the NY Open-End Fund reflects the current maximum initial sales charge. For a portion of the period, the NY Open-End Fund’s performance benefited from Putnam Management’s agreement to limit the fund’s expenses. Each fund’s performance is compared to the Lehman Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

7. Will my dividend be affected by the Proposed Merger?

Aside from possible temporary declines in dividend yield prior to the Proposed Merger, the Trustees do not expect that the shareholders of the NY Closed-End Fund will see any material change in the dividends they receive as a result of the Proposed Merger, although there can be no assurance that this will be the case. As of December 31, 2006, the current dividend rates (measured at NAV) for the NY Closed-End Fund shares and Class A shares of the NY Open-End Fund were 3.81% and 4.23%, respectively, and the estimated dividend rate for Class A shares of the NY Open-End Fund on a pro forma basis, after giving effect to the Proposed Merger, would have been 4.21%. As of December 31, 2006 the SEC yields for the NY Closed-End Fund shares and Class A shares of the NY Open-End Fund were 2.96% and 3.34%, respectively. Over the longer term, the level of dividends will depend on market conditions and the ability of Putnam Management to invest the NY Open-End Fund’s assets, including those received in the Proposed Merger, in securities meeting the NY Open-End Fund’s investment objectives and policies.

The NY Open-End Fund will not permit any holder of certificated NY Closed-End Fund shares at the time of the Proposed Merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until the certificates for the NY Closed-End Fund shares have been surrendered, or, in the case of lost certificates, until adequate surety bond has been posted. To obtain information on how to return your share certificates for the NY Closed-End Fund after the Proposed Merger (if approved) is completed, please call Putnam at 1-800-225-1581.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, the NY Open-End Fund will pay all of that shareholder’s dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the NY Closed-End Fund shares in cash.

8. What are the federal income tax consequences of the Proposed Merger?

For federal income tax purposes, no gain or loss is expected to be recognized by the NY Closed-End Fund or its shareholders as a result of the Proposed Merger, and the aggregate tax basis of the Merger Shares received by each NY Closed-End Fund shareholder in the merger will be the same as the aggregate tax basis of the shareholder’s NY Closed-End Fund shares. However, because the merger will end the tax year of the NY Closed-End Fund, the merger may accelerate distributions from the NY Closed-End Fund to its shareholders. At any time prior to the consummation of the merger, a shareholder may sell shares on the AMEX, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes. Certain other tax consequences are discussed below under “Information about the Proposed Merger — Federal Income Tax Consequences.”

9. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

Yes. The procedures for purchasing and redeeming shares of each fund, and for exchanging shares of each fund for shares of other Putnam funds, are different, due to the fact that the NY Closed-End Fund is a closed-end fund while the NY Open-End Fund is an open-end fund.

The NY Open-End Fund makes a continuous public offering of its shares and currently offers four classes of shares. Shares of the NY Open-End Fund may be purchased either through investment dealers that have sales agreements with Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or directly through Putnam Retail Management at prices based on net asset value, plus varying sales charges, depending on the class and dollar value of shares purchased. Reinvestment of distributions by the NY Open-End Fund is made at net asset value for all classes of shares. The NY Open-End Fund shares may be redeemed (in essence, sold to the Fund) on any day that the NYSE is open at their net asset value next determined after receipt by the fund, either directly or through an investment dealer, of a properly completed redemption request, less any applicable deferred sales charge and/or redemption fee (also referred to as a “short-term trading fee”). The Merger Shares received by shareholders in connection with the Proposed Merger will not be subject to any deferred sales charge but will be subject to a 1.00% redemption fee that will apply to any shares redeemed (either by selling or exchanging into another fund) within seven days of purchase. Merger Shares acquired in the Proposed Merger will be deemed to have been purchased on the date the Proposed Merger is completed. The redemption fee is intended, in part, to offset the anticipated costs of redemptions following the Proposed Merger.

As a closed-end investment company, the NY Closed-End Fund does not currently offer its shares for sale. Common shares of the NY Closed-End Fund trade on the AMEX at prevailing market prices, and transactions in such shares typically involve brokerage commissions. Since the NY Closed-End Fund is a closed-end investment company, shareholders do not have the right to redeem or exchange their shares. Instead, shareholders may sell their shares on the AMEX at the market price. Although shares of the NY Closed-End Fund have at times traded at a premium to net asset value, for the last few years, they have traded at a discount from net asset value. See “Information about the Funds – Trading Information.”

10. How will I be notified of the outcome of the vote?

If the Proposed Merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Class A shares of the NY Open-End Fund you are receiving. To obtain information on how to return any share certificates you may have for the NY Closed-End Fund, please call Putnam at 1-800-225-1581.

11. Will the number of shares I own change?

Yes, the number of shares you own will change, but the total value of the shares of the NY Open-End Fund you receive will equal the total value (based on net asset value, not market value) of the shares of the NY Closed-End Fund that you hold at the time the Proposed Merger is completed. Even though the net asset value per share of each fund is different, the total net asset value of your holdings will not change as a result of the merger.

12. What shareholder vote is required to approve the Proposed Merger?

Approval of the Proposed Merger will require the “yes” vote at the meeting of shareholders of the majority of the outstanding common shares of the NY Closed-End Fund on each of the Plan of Entity Conversion and the Agreement and Plan of Merger.

II. Risk Factors

What are the main risks of the NY Open-End Fund, and how do they compare with those of the NY Closed-End Fund?

Because the funds have similar investment goals and strategies, the principal risks of an investment in the NY Open-End Fund are generally similar to the risks of an investment in the NY Closed-End Fund, except with respect to certain risks applicable generally to open-end investment companies. These risks are:

> The risk that the NY Open-End Fund’s need to meet redemption requests might limit its investment flexibility relative to that of the NY Closed-End Fund. As an open-end fund, to meet potential redemption requests, the NY Open-End Fund may need to retain cash reserves or invest in more liquid securities than it otherwise would, and may have to liquidate portfolio securities in order to meet redemptions. Similarly, as an open-end fund, the NY Open-End Fund could receive significant inflows, and may experience delays in investing those inflows. These operational considerations could, under certain circumstances, reduce the NY Open-End Fund’s investment flexibility as compared to that of the NY Closed-End Fund.

The main risks that could adversely affect the value of the NY Open-End Fund’s shares and the total return on an investment in the NY Open-End Fund include:

> The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

> The risk that the issuers of the fund’s investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

> The risk that interest the fund receives might be taxable.

> The risk of investing mostly in a single state. Investments in a single state, even though representing a number of different issuers, may be affected by common economic forces and other factors. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For a description of additional risks associated with an investment in the NY Open-End Fund, see the NY Open-End Fund Prospectus.

What are the funds’ principal investment strategies and related risks?

Because the funds share similar goals and policies (except as otherwise noted in this Prospectus/Proxy Statement), the risks described below, which apply to investments in the NY Open-End Fund, are substantially similar to the risks of an investment in the NY Closed-End Fund. Furthermore, the NY Closed-End Fund has not taken advantage of its non-diversified status or its greater flexibility with respect to illiquid securities to any significant extent in recent years, nor has the NY Open-End Fund recently taken advantage of its greater flexibility with regard to investments in unrated securities. Because there is currently no practical difference in how the funds are managed (other than differences that may arise at times due to the NY Closed-End Fund’s smaller size and use of leverage) and the NY Open-End Fund’s flexibility to invest up to 25% of its total assets in non-investment-grade securities, the funds generally share substantially the same risks, except as noted below.

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the funds’ main investment strategies follows.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Both funds invest in debt investments that are rated at or above BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency (“Investment-Grade Securities”) rating such investments, or are unrated investments that Putnam Management believes are of comparable quality (subject, with respect to the NY Closed-End Fund, to a limit of 20% of assets that may be invested in unrated investments). The NY Closed-End Fund invests exclusively in Investment-Grade Securities, while the NY Open-End Fund may invest up to 25% of its total assets in non-investment grade investments; however it will not invest in investments rated lower than B, or unrated securities believed to be of comparable quality. Also, the NY Open-End Fund may only invest up to 10% of its total assets in investments rated B or its equivalent by each agency rating the investment, or unrated securities believed to be of comparable quality. The NY Open-End Fund will not necessarily sell an investment if its rating is reduced after it is purchased.

Investments rated below BBB or its equivalent are below investment grade and are generally known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Investments may be insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the claims paying ability of one of the few insurers that provide this insurance may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

Concentration of investments. We may make significant investments in a segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. These investments may cause the value of the fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

Investing mostly in tax-exempt investments of a single state makes the fund more vulnerable to that state’s economy and to factors affecting tax exempt issuers in that state than would be true for a more geographically diversified fund. These risks include:

· the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations,

· the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes, and

· economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

In addition, because of the relatively small number of issuers of tax exempt securities, we will probably invest a higher percentage of assets in a single issuer. We may, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, or index. We may use derivatives for both hedging and non-hedging purposes, such as to modify the behavior of an investment so it responds differently than it would otherwise to changes in a particular interest rate. For example, derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. We may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide a fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from a short derivatives position is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the NY Open-End Fund’s statement of additional information (the “NY Open-End Fund’s SAI”).

Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in forward commitments, which may produce taxable income and be subject to other risks, as described in the SAI.

Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses, including investing in taxable obligations. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trustees may change each fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated in the NY Open-End Final Prospectus.

III. Information about the Proposed Merger

General. The shareholders of the NY Closed-End Fund are being asked to approve a Proposed Merger between the NY Closed-End Fund and the NY Open-End Fund, which will be effected in a two-step process. Each step requires approval of the shareholders of the NY Closed-End Fund. Pursuant to the Plan of Entity Conversion, a form of which is attached to this Prospectus/Proxy Statement as Appendix A (the “Plan of Conversion”), the NY Closed-End Fund would convert from being organized as a Massachusetts business trust to being organized as a Massachusetts business corporation (the “Conversion”). Second, the NY Closed-End Fund, then organized as a corporation, will merge with and into the NY Open-End Fund (the “Statutory Merger”), pursuant to the Agreement and Plan of Merger, a form of which is attached to this Prospectus/Proxy Statement as Appendix B (the “Plan of Merger”) and in accordance with the Massachusetts Business Corporation Act (the “MBCA”). Both steps are expected to be tax-free to shareholders (see “Federal Income Tax Consequences” below). In connection with the Conversion, each member of the Board of Trustees would become a member of the Board of Directors of the NY Closed-End Fund once it is organized as a corporation (together, the “Board”) and the officers of the NY Closed-End Fund would remain unchanged.

Prior to the shareholder vote to approve the Plan of Conversion, the NY Closed-End Fund will call for redemption and redeem all of its outstanding Preferred Shares. Consequently, no Preferred Shares will be entitled to vote on the Plan of Conversion or the Plan of Merger and the shareholder votes required to approve the Plan of Conversion and the Plan of Merger, respectively, will be an affirmative vote of a majority of the outstanding common shares of the NY Closed-End Fund as of the Record Date.

Upon completion of the Statutory Merger, all of the property and liabilities of the NY Closed-End Fund will become the property and liabilities of the NY Open-End Fund and the NY Closed-End Fund will cease to exist. Each outstanding share of the NY Closed-End Fund will be converted into a number of fractional or whole Class A shares of the NY Open-End Fund with a value equal to the value of the NY Closed-End Fund’s assets net of liabilities (following the required redemption of outstanding Preferred Shares), pro rata, immediately prior to the Statutory Merger.

The members of the Board have voted to approve the Proposed Merger, adopt each of the Plan of Conversion and the Plan of Merger and to recommend that shareholders of the NY Closed-End Fund also approve the Proposed Merger by approving each of the Plan of Conversion and the Plan of Merger. The Board has conditioned its submission of the Plan of Merger to a shareholder vote upon shareholders approving the Plan of Conversion. Thus, the actions contemplated by the Plan of Merger and the related matters described therein will be consummated only if an affirmative vote of the majority of the shares of the NY Closed-End Fund entitled to vote: (i) first approve the Plan of Conversion and (ii) then approve the Plan of Merger.

Prior to the Conversion, the investment restrictions of the NY Closed-End Fund may be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement. Putnam Management does not expect that the NY Closed-End Fund will make any significant dispositions of securities in connection with the Proposed Merger other than as required to fund the required redemption of all outstanding Preferred Shares.

In the event that the Proposed Merger and related transactions do not receive the required shareholder approval, the NY Closed-End Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies and the Trustees may consider such alternatives as may be in the best interests of shareholders, including the possible liquidation of the NY Closed-End Fund.

Trustees’ Considerations Relating to the Proposed Merger.

General

The Trustees of the Putnam funds, who serve as Trustees of both of the funds involved in the Proposed Merger, have carefully considered the anticipated benefits and costs of the Proposed Merger from the perspective of each fund. The Trustees considered a recommendation from Putnam Management for this merger at a meeting of the Board held on December 14, 2006, and upon request of the Trustees, Putnam Management subsequently developed a detailed plan for the merger for consideration by the Board. After carefully considering the terms of the Proposed Merger, the Trustees determined at a meeting on February 5, 2007 to approve in principle the merger of the NY Closed-End Fund into the NY Open-End Fund.

In their deliberations, the Trustees took into account the recommendations of the Contract Committee, which consisted solely of Independent Trustees, and which convened on several occasions to consider the attributes of both funds and the terms of the Proposed Merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for the funds and the Independent Trustees. Following their review, the Trustees, including all of the Independent Trustees present, determined that the Proposed Merger of the NY Closed-End Fund into the NY Open-End Fund would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the Proposed Merger. On April 13, 2007, the Board, by unanimous vote of those members present, approved all of the terms of the Proposed Merger on behalf of both funds, adopted each of the Plan of Conversion and the Plan of Merger and recommended that shareholders of the NY Closed-End Fund vote in favor of the transaction.

Liquidity for Shareholders; Elimination of Trading Discounts

The Trustees observed that, because the NY Closed-End Fund’s shares are not redeemable and are instead bought and sold on the open market, the market price of these shares is influenced by a number of factors and at times may represent a premium above or discount below net asset value (NAV). As indicated in the table below, in recent years, the fund’s shares have consistently traded at a discount from NAV:*

Year	Highest Market Price	Lowest Market Price	Average
	(vs. NAV)	(vs. NAV)	Discount/Premium

2006	-7.69%	-14.83%	-12.51%

2005	-9.53%	-15.94%	-13.27%

2004	-6.69%	-14.58%	-11.56%

2003	-7.13%	-13.20%	-10.20%

2002	-3.33%	-12.18%	-7.84%

2001	+0.88%	-9.69%	-6.67%

2000	+0.08%	-12.60%	-5.44%

1999	+2.77%	-15.17%	-2.09%

1998	+4.83%	-3.91%	+0.59%

1997	+5.06%	-8.98%	-2.50%

1996	+0.22%	-9.74%	-4.69%

1995	+2.10%	-8.39%	-1.67%

1994	+3.94%	-14.00%	-2.79%

1993	+5.26%	-3.78%	0.60%

The Trustees considered that persistent trading discounts limit the ability of selling shareholders to receive full net asset value for their shares. In their review of the merits of various ways of providing liquidity events to shareholders, the Trustees took into account statements by shareholders of the NY Closed-End Fund requesting action to address trading discounts and to increase liquidity. The Trustees noted that a merger into the NY Open-End Fund would effectively provide liquidity to those NY Closed-End Fund shareholders who want liquidity for their shares at net asset value, while allowing other NY Closed-End Fund shareholders who wish to continue to invest in a similar fund to do so without experiencing a taxable event. After receiving Class A shares of the NY Open-End Fund in the Proposed Merger, shareholders would be able to redeem their interests at net asset value, subject only to a redemption fee of 1% of amounts redeemed (either by selling or exchanging into another fund) within seven days of acquisition in the merger or subsequent purchase.

Operating Expenses

In evaluating the possible operating efficiencies of the combined fund after the merger, the Trustees considered the expected savings in annual fund operating expenses for shareholders of the NY Closed-End Fund. Putnam Management’s unaudited estimates of the funds’ expense

* The table presents both the highest market price and the lowest market price at which your fund’s shares closed on any trading day over the course of each full calendar year since inception, in each case expressed as a percentage discount from, or premium to, NAV. Thus, the “Highest Market Price” column presents the lowest discount or, if the fund traded above NAV during the year, the highest premium achieved in a given year; conversely, the “Lowest Market Price” column presents the highest discount or, if the fund only traded above NAV during the year, the lowest premium. In addition, the “Average Discount/Premium” column presents the average daily differential between market price and net asset value over the course of each full calendar year since inception.

ratios as of March 31, 2007, and the expected pro forma expense ratio based on combined assets of the funds as of the same date, are shown in the following table:

	NY Closed-End	NY Open-End Fund	NY Open-End Fund
	Fund*	(Class A shares)	pro forma combined
			(Class A shares)

Management Fees	0.70%	0.50%	0.50%

Distribution (12b-1)	None	0.21%	0.21%
Fees

Other Expenses	0.73%	0.09%	0.08%

Total Annual Fund	1.43%	0.80%	0.79%
Operating Expenses

* Expenses are expressed as a percentage of assets attributable to common shares and include costs and expenses incurred in connection with maintaining the Preferred Shares. Aggregate costs associated with the Preferred Shares equaled approximately 0.34% of common net assets over the year ended December 31, 2006.

As shown in the table, following the merger, the combined fund is expected to have the same expense ratio as the NY Open-End Fund had before the merger, which (taking into account the Rule 12b-1 distribution fees currently charged with respect to Class A shares of the NY Open-End Fund) would represent a significant decrease from the NY Closed-End Fund’s current expenses. The Trustees noted that the NY Closed-End Fund incurs additional management fees, custody fees and other expenses associated with maintaining investment leverage through the issuance of the Preferred Shares, which the NY Open-End Fund may not issue, and that these expenses have in the past generally been offset by additional investment income earned through the use of leverage. After taking into account the costs and potential benefits of leverage, the Trustees concluded that the reduction in operating expenses for shareholders of the NY Closed-End Fund would be significant.

Asset Size

In evaluating the relative expenses of the funds, the Trustees noted that the NY Open-End Fund is over 20 times the size of the NY Closed-End Fund, as indicated in the following table:

Net Assets as of March 31, 2007 (including the liquidation preference of the NY Closed-End Fund Preferred Shares)

NY Closed-End Fund	$48.0 million

NY Open-end Fund	$1.138 billion

Putnam Management informed the Trustees that the significantly larger asset size of the NY Open-End Fund allows it to realize efficiencies unavailable to smaller funds, and to decrease its costs accordingly. Conversely, the NY Closed-End Fund’s small size increases the relative impact on performance of fixed (or partially fixed) costs such as auditors’ fees and legal fees.

The Trustees noted that, in the absence of a merger, the net assets of the NY Closed-End Fund could decrease further in the future, which in turn could increase operating expenses. Beginning in October 2005, the Trustees approved a share repurchase program which, as subsequently extended, would permit each Putnam closed-end fund to repurchase up to 10% of its outstanding common shares over a 24-month period. (Upon announcement of the

Proposed Merger, the Trustees announced that the repurchase program had been indefinitely suspended with respect to the NY Closed-End Fund.) On February 9, 2007, the Trustees approved, for all Putnam closed-end funds other than those (such as the NY Closed-End Fund) subject to an open-ending merger proposal, a comprehensive program to conduct tender offers for up to 10% of the outstanding common shares. While such programs provide liquidity to selling shareholders and may enhance the total return to remaining shareholders by permitting the NY Closed-End Fund to purchase shares at prices below net asset value, they also reduce the fund’s size. Putnam Management informed the Trustees that, if such programs continue to reduce asset size, the NY Closed-End Fund’s expense ratio may increase further and the management team may experience additional operational difficulties associated with managing a smaller fund. By contrast, as an open-end fund, the NY Open-End Fund has the opportunity for further asset growth, which is not available to closed-end funds like the NY Closed-End Fund. While the Trustees noted that the NY Open-End Fund experienced approximately $127 million in outflows over the 12 months ended December 31, 2006, the potential for growth of assets over the longer term may trigger breakpoint reductions in management fees and produce economies of scale leading to a further reduced expense ratio, and the possibility of increased investment returns.

Investment Flexibility

In evaluating the investment flexibility of the combined fund after the merger, the Trustees gave weight to Putnam Management’s representation that, due to its small asset size, the NY Closed-End Fund incurs additional transaction costs in managing smaller position sizes in portfolio securities. Putnam Management informed the Trustees that the significantly larger NY Open-End Fund has greater flexibility in the positions it maintains in portfolio securities and in the ease with which it can balance and rebalance its holdings. The Trustees took into account that the NY Closed-End Fund is classified as a non-diversified management investment company, which allows it to invest more of its holdings in a small number of issues than the NY Open-End Fund, which is classified as diversified.

The Trustees noted, however, that because closed-end funds do not issue redeemable shares, they do not experience the cash flows and associated costs that can affect open-end funds, which affords an opportunity to remain more fully invested in higher-yielding longer-term securities. Furthermore, closed-end funds have greater flexibility than open-end funds do with respect to permitted investments and the use of leverage for investment purposes, in particular their ability to issue preferred shares (as the NY Closed-End Fund has done). All of these characteristics typically allow closed-end funds to outperform similarly-managed open-end funds, when measured at net asset value. However, while the Trustees identified certain investment advantages to the NY Closed-End Fund as a result of its closed-end status, which are described below, they determined that, in light of their assessment of the possibility that the NY Closed-End Fund would not be able to continue to operate in its present form, these advantages no longer outweigh the advantages associated with the Proposed Merger.

Relative Performance

The Trustees considered the relative performance of the funds, both in relation to one another and relative to benchmarks and performance averages of competitor funds selected by Lipper Inc., which is presented in greater detail under the heading “How does the investment performance of the funds compare?” above. They observed that, the NY Closed-End Fund outperformed the NY Open-End Fund for the 1-, 3-, 5- and 10-year periods based on total returns measured at NAV and at market price. The Trustees noted that the use of investment leverage, which may increase performance, also entails additional risk.

As discussed above, the NY Closed-End Fund is permitted to maintain investment leverage through the issuance of preferred shares, which the NY Open-End Fund may not issue, and incurs additional management fees, custody fees and other expenses associated with this leverage. While these expenses have in the past generally been offset by additional investment income earned through the use of leverage, the Trustees were advised by Putnam Management that, under current market conditions, the opportunity for investment leverage provided by the closed-end structure was not expected to enhance the NY Closed-End Fund’s investment performance significantly. The Trustees considered that, during four calendar months in 2006, the amount of dividends payable on the NY Closed-End Fund’s Preferred Shares, plus the additional expenses associated with maintaining those Preferred Shares, exceeded the portion of the fund’s net investment income attributable to the fact that the Preferred Shares were outstanding. In recent periods, due to changing interest-rate and other market conditions, the benefits associated with investment leverage have been largely or entirely offset by the costs of maintaining leverage through the Preferred Shares.

Yields and Dividend Rates

The Trustees considered the relative yields of the funds, which are presented in greater detail in under “Will my dividends be affected by the Proposed Merger?” above. They noted that, while average yields of the NY Closed-End Fund have historically been higher than those of its open-end counterpart, as of December 31, 2006, the dividend rate on Class A shares of the NY Open-End Fund was 4.45%, as compared with 3.81% for the NY Closed-End Fund. The Trustees understand that the closed-end structure typically affords greater flexibility for investment and leveraging, which in turn may generate higher distributable income for common shareholders; however, changing market conditions may reduce or eliminate this advantage.

Similar Investment Opportunities

The Trustees noted the similarity of the funds’ investment objectives, policies and restrictions, the funds’ investments (including the average duration and average credit quality of each fund’s investments) and the fact that the funds are managed by the same team of investment professionals. The Trustees believe that, under present market conditions, an investment in shares of the NY Open-End Fund will provide shareholders with an investment opportunity similar to that currently afforded by the NY Closed-End Fund, as well as with the additional liquidity associated with owning shares of an open-end investment company. The availability of an open-end merger candidate as compatible as the NY Closed-End Fund was important to the Trustees’ considerations.

Transaction Costs

The Trustees took into account the expected approximate costs of the Proposed Merger, including proxy solicitation costs, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the Proposed Merger. The Trustees determined that the NY Closed-End Fund should bear the costs of the merger, to reflect the fact that the anticipated benefits of the merger to NY Closed-End Fund shareholders significantly exceed the benefits to the NY Open-End Fund and its shareholders from the receipt of the NY Closed-End Fund’s assets in kind. The Trustees considered this arrangement to be justified in light of the expected advantages of the merger for shareholders of the NY Closed-End Fund. Accordingly, the funds are expected to bear these costs in the following approximate amounts:

	NY Closed-End Fund	NY Open-End Fund

Proxy Solicitations	$26,011	--

Legal	$175,000	--

Audit	$69,600	--

SEC Filing	--	--

Total Transaction Costs	$270,611	--

Total Transaction Costs (as
% of Net Assets attributable to
common shares at March 31, 2007)	0.71%	--

The Trustees noted that, in the merger, the NY Open-End Fund would receive the NY Closed-End Fund’s investment portfolio rather than cash, and would therefore obtain the potential benefits of increased size without bearing the brokerage expenses associated with making portfolio investments.

Tax Considerations

The Trustees took into account the fact that the merger could be accomplished as a tax-free transaction, so that shareholders would not be required to realize gains on their investment if they opt to receive and hold shares of the NY Open-End Fund. In their consideration of the tax effects of the Proposed Merger, using data as of December 31, 2006, the Trustees reviewed the historical and pro forma tax attributes of the funds and the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds. The Trustees noted that, as a result of the proposed merger, shareholders of the NY Closed-End Fund were expected to be exposed to, and potentially bear, a higher proportion of gains as a percentage of NAV than prior to the merger, but the potential tax impact on NY Closed-End Fund shareholders was not expected to be significant.

Other Factors

The Trustees also took into account a number of other factors, including: (1) recent sales trends of the NY Open-End Fund and (2) the terms of the Transaction Documents.

Merger Documents.

Plan of Entity Conversion

The Conversion, the first step in completing the Proposed Merger and related transactions, will be governed by the Plan of Conversion, a form of which is attached as Appendix A. The description of the Conversion in this Prospectus/Proxy is qualified in its entirety by the full text of the Plan of Conversion. The Plan of Conversion provides that the NY Closed-End Fund, which is currently organized as a Massachusetts business trust, will convert to a Massachusetts business corporation. In connection with the Conversion, common shares of beneficial interest of the NY Closed-End Fund will be converted on a one-to-one tax-free basis into shares of stock of the converted entity. Because the Preferred Shares will be redeemed prior to the shareholder vote on the Conversion, no vote of the Preferred Shares will be required to approve the Plan of Conversion, and the NY Closed-End Fund in the corporate form will not issue preferred shares.

Plan of Merger

Shortly after the Conversion, and contingent upon approval of the shareholders of the NY Closed-End Fund, then organized as a Massachusetts business corporation, the NY Closed-End Fund and NY Open-End Fund will engage in a statutory merger pursuant to the MBCA and in accordance with the provisions of the Plan of Merger, a form of which is attached as Appendix B. The description of the Statutory Merger in this Prospectus/Proxy is qualified in its entirety by the full text of the Plan of Merger. The Plan of Merger provides the NY Closed-End Fund will merge with and into the NY Open-End Fund in the Statutory Merger. Pursuant to the Statutory Merger, all of the property and liabilities of the NY Closed-End Fund will become the property and liabilities of the NY Open-End Fund. Upon the effectiveness of the Statutory Merger (the “Closing”), shares of the NY Closed-End Fund will be converted into Class A shares of the NY Open-End Fund (the “Merger Shares”) at a rate determined at the time as of which each fund’s shares are valued for purposes of the Statutory Merger (4:00 p.m. Eastern time on June 22, 2007, or such other time as mutually agreed by the NY Closed-End Fund and the NY Open-End Fund (the “Valuation Time”)). Upon the Closing, which is expected to occur on the next full business day following the Valuation Time, each shareholder of the NY Closed-End Fund will become the record holder of a number of whole and fractional Merger Shares with an aggregate net asset value as of the Valuation Time equal to the aggregate net asset value of the NY Closed-End Fund shares held by such shareholder as of the Valuation Time. This will be accomplished by establishing an account on the share records of the NY Open-End Fund in the name of each NY Closed-End Fund shareholder representing the number of full and fractional Merger Shares due the shareholder. No certificates will be issued for Merger Shares.

The consummation of the Proposed Merger and related transactions is subject to the conditions set forth in the Plan of Merger. If so authorized by the Board of Trustees in contemplation of the Conversion and Statutory Merger, the NY Closed-End Fund may liquidate any of its portfolio securities that the NY Open-End Fund indicates it does not wish to hold. The NY Closed-End Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the Closing. There can be no assurance that the liquidation will be accomplished before the Closing. To the extent the liquidation is not accomplished before the Closing, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of the NY Open-End Fund. Putnam Management does not expect that the NY Closed-End Fund will make any significant dispositions of securities in connection with the Proposed Merger other than as required to fund the redemption of all outstanding Preferred Shares.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the Proposed Merger and related transactions are estimated to be $270,611 all of which will be borne by the NY Closed-End Fund. However, to the extent that any payment by the NY Closed-End Fund of such fees or expenses would result in its disqualification as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares will be issued to the NY Closed-End Fund’s shareholders in accordance with the Plan of Merger. The Merger Shares are Class A shares of the NY Open-End Fund. The NY Closed-End Fund shareholders receiving Merger Shares will not pay an initial sales charge on the shares. Class A shares of the NY Open-End Fund are subject to a 1.00% redemption fee (also referred to as a “short-term trading fee”) if redeemed (either by selling or exchanging into another fund) within seven days of the date of acquisition. The Merger Shares will be deemed to have been acquired as of the date of the Closing, regardless of how long an investor held his or her shares of the NY Closed-End Fund.

The NY Open-End Fund has adopted a distribution plan to pay for the marketing of Class A shares and for services provided to shareholders. The plan provides for payment at an annual rate (based on average net assets) of up to 0.35% on Class A shares. For Class A shares, the annual payment rate equals the weighted average of (i) 0.20% on the net assets of the fund attributable to Class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to Class A shares. For this purpose, the Merger Shares will be deemed to have been purchased on the date the Proposed Merger is completed. Upon the Closing, the NY Closed-End Fund shareholders will receive Class A shares of the NY Open-End Fund as described above, and will not pay the sales charge otherwise attributable to Class A shares of the NY Open-End Fund, although the sales charge will apply to purchases of additional shares after the Closing. Each Merger Share will be validly issued, fully paid and nonassessable (but subject to the redemption fee described above) when issued, will be transferable without restriction, and will have no preemptive or conversion rights. The NY Open-End Fund may divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios, and may further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The NY Open-End Fund’s shares are currently divided into four classes of shares – Class A, Class B, Class C and Class M shares. Only Class A shares will be distributed to the NY Closed-End Fund shareholders in connection with the merger. For more detail on other retail classes of the NY Open-End Fund’s shares, please refer to the enclosed the NY Open-End Fund Prospectus.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the NY Open-End Fund. However, the Agreement and Declaration of Trust of the NY Open-End Fund disclaims shareholder liability for acts or obligations of the NY Open-End Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the NY Open-End Fund or its Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the NY Open-End Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the NY Open-End Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the NY

Closed-End Fund, also a Massachusetts business trust, are currently subject to this same risk of liability.

Redemption Fee. A 1.00% redemption fee (also referred to as a “short-term trading fee”) applies to any Class A shares of the NY Open-End Fund that are redeemed (either by selling or exchanging into another fund) within seven days of the date of acquisition. This redemption fee will apply to the Merger Shares, and the Merger Shares will be deemed to have been acquired on the date the merger is completed, regardless of how long an investor held his or her shares of the NY Closed-End Fund.

It is possible that former NY Closed-End Fund shareholders will wish to redeem their Merger Shares shortly after the merger. The Trustees believe that the redemption fee will reduce the impact of initial redemptions upon the operations of the NY Open-End Fund and its transfer agent and may offset some of the costs associated with meeting those redemption requests, including costs relating to liquidation of portfolio securities. The Trustees of the NY Closed-End Fund have determined that the redemption fee is reasonable in relation to the anticipated costs of such redemptions and to the benefits received by the NY Closed-End Fund’s shareholders in becoming shareholders of the NY Open-End Fund. The Trustees also believe that the redemption fee may discourage large numbers of redemption requests immediately following the merger, although there can be no guarantee that the fee will succeed in this respect.

The short-term trading fee is paid directly to the NY Open-End Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading (including short-term redemptions associated with the Proposed Merger). The short-term trading fee does not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The Trustees reserve the right to change the short-term trading fee applicable to the NY Open-End Fund’s shares in their discretion.

Federal Income Tax Consequences. As a condition to each fund’s obligation to consummate the transactions contemplated by the Plan of Conversion and the Plan of Merger, the funds will receive a tax opinion in respect of each step of the merger from Ropes & Gray LLP, counsel to the funds. These opinions, which will be based on certain factual representations and certain customary assumptions, will be to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, each step of the merger will qualify as a “tax-free” reorganization as set forth in clauses (i) and (ii) as follows, and that such steps taken together will have the combined effects set forth in clauses (iii) through (x) as follows:

(i) the conversion of the NY Closed-End Fund from a Massachusetts business trust to a Massachusetts business corporation, pursuant to Mass. Gen. Laws ch. 156D, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the NY Closed-End Fund and the NY Open-End Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) the vesting in the NY Open-End Fund of all the property and liabilities of the NY Closed-End Fund and conversion of Shares of the NY Closed-End Fund into Merger Shares, all pursuant to the Plan of Merger and Mass. Gen. Laws Ch. 156D, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the NY Closed-End Fund and the NY Open-End Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(iii) under Section 361 of the Code, no gain or loss will be recognized by the NY Open-End Fund or the NY Closed-End Fund upon the vesting of the NY Closed-End Fund’s property and liabilities as property and liability the NY Open-End Fund or upon the distribution of the Merger Shares to the NY Closed-End Fund’s shareholders in liquidation of the NY Closed-End Fund;

(iv) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the NY Closed-End Fund on the exchange of their shares of the NY Closed-End Fund for Merger Shares;

(v) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by the NY Closed-End Fund’s shareholders will be the same as the aggregate tax basis of the NY Closed-End Fund shares exchanged therefor;

(vi) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of the NY Closed-End Fund will include the holding periods of the NY Closed-End Fund shares exchanged therefor, provided that, at the time of the reorganization, the NY Closed-End Fund shares are held by such shareholders as a capital assets;

(vii) under Section 1032 of the Code, no gain or loss will be recognized by the NY Open-End Fund upon the receipt of assets of the NY Closed-End Fund in exchange for Merger Shares and the assumption by the NY Open-End Fund of the liabilities of the NY Closed-End Fund;

(viii) under Section 362(b) of the Code, the tax basis in the hands of the NY Open-End Fund of the assets of the NY Closed-End Fund transferred to the NY Open-End Fund will be the same as the tax basis of such assets in the hands of the NY Closed-End Fund immediately prior to the transfer;

(ix) under Section 1223(2) of the Code, the holding periods of the assets of the NY Closed-End Fund in the hands of the NY Open-End Fund will include the periods during which such assets were held by the NY Closed-End Fund; and

(x) the NY Open-End Fund will succeed to and take into account the items of the NY Closed-End Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion will be based on certain factual certifications made by officers of the NY Closed-End Fund and the NY Open-End Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Proposed Merger would be as described above. The opinion may note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service would agree with the opinion.

Before consummating the Merger, the NY Closed-End Fund will, and the NY Open-End Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Proposed Merger (after reduction by any available capital loss carryforwards). These distributions will be taxable to shareholders.

The NY Open-End Fund will file the tax opinion with the SEC shortly after the completion of the Proposed Merger. This description of the federal income tax consequences of the Proposed Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Proposed Merger, including the applicability and effect of state, local and other tax laws.

Capitalization. The following table shows on an unaudited basis the capitalization of the funds as of March 31, 2007, and on a pro forma combined basis, giving effect to the Proposed Merger as of that date:

				NY Open-End
				Fund
		NY Open-End		(Class A) Pro
	NY Closed-End	Fund	Pro Forma	Forma
	Fund	(Class A shares)	Adjustment	Combined

Net assets	$37,995*	$1,069,528	(271)**	$1,107,252
(in thousands)

Shares outstanding	2,776	124,044	1,600	128,420***

(in thousands)

Net asset value per share	$13.69	$8.62	--	$8.62

* Assets attributable to the common shares of NY Closed-End Fund.

** Pro forma combined net assets reflect estimated proxy, legal and accounting merger-related costs of $270,611 to be borne by the NY Closed-End Fund.

*** Reflects the issuance of an estimated 4,376,336 Class A shares of the NY Open-End Fund in the Merger as of March 31, 2007, less anticipated expenses, divided by the net asset value per Class A share of the NY Open-End Fund on that date.

Differences between the rights of the NY Closed-End Fund shareholders and the NY Open-End Fund shareholders. The differences between the rights of shareholders of the NY Closed-End Fund and those of the NY Open-End Fund relate primarily to the respective characteristics of the funds as a closed-end and an open-end investment company, respectively.

The NY Closed-End Fund is registered as a “closed-end” investment company under the 1940 Act. Closed-end investment companies generally neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies normally are bought and sold on national securities exchanges. The NY Closed-End Fund’s shares currently are traded on the AMEX and during the last few years have traded at a discount from net asset value, although at other times these shares traded at a premium above net asset value.

The NY Open-End Fund is registered as an “open-end” investment company under the 1940 Act. Open-end investment companies are commonly referred to as “mutual funds” and generally issue redeemable securities on an ongoing basis. The NY Open-End Fund is engaged in a continuous offering of its shares of beneficial interest. Class A shares are sold at the Fund’s current net asset value per share subject to a sales charge of up to 3.75% of the offering price and may be subject to deferred sales charges upon redemption depending on the size of a purchase and the timing of the redemption. Shareholders of the NY Open-End Fund may at any time surrender their shares to the NY Open-End Fund and receive in return the net asset value of these shares (less any deferred sales charge and the redemption fee, if applicable).

In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between the funds which shareholders of the NY Closed-End Fund considering the Proposed Merger should take into account:

(i) EFFECT OF REDEMPTION RIGHT ON VALUE OF SHARES. As stated above, the NY Closed-End Fund shareholders who receive the Merger Shares as a result of the Proposed Merger may redeem shares at net asset value (subject to the redemption fee, if applicable), effectively eliminating any discount at which the NY Closed-End Fund shares then trade. The NY Closed-End Fund shareholders should note, however, that ownership of the Merger Shares also precludes the possibility, which is inherent in ownership of shares of a closed-end investment company, of ever receiving a premium over net asset value.

(ii) SHAREHOLDER SERVICES. Shareholders of the NY Open-End Fund may participate in an exchange privilege allowing them to exchange their shares for shares of certain other Putnam funds. They may also arrange for the NY Open-End Fund to set up various tax qualified retirement plans and make systematic investments in its shares by automatic deduction from bank checking or savings accounts. None of these services currently is available to shareholders of the NY Closed-End Fund.

(iii) DIVIDEND REINVESTMENT PLAN OF THE NY CLOSED-END FUND. By notice to shareholders, the NY Closed-End Fund has indefinitely suspended its Dividend Reinvestment Plan (the “Plan”). Any dividend payable after the suspension of the Plan but prior to the Closing will be paid to Plan participants in cash. Following the Proposed Merger, former shareholders of the NY Closed-End Fund who participated in the Plan will have dividends on the Merger Shares reinvested in shares of the NY Open-End Fund at net asset value. Since the NY Open-End Fund is an open-end investment company, it will no longer be possible for former shareholders of the NY Closed-End Fund to have their dividends reinvested at less than net asset value.

(iv) SHAREHOLDER MEETINGS. AMEX listing regulations and the fund’s Agreement and Declaration of Trust require that the NY Closed-End Fund hold annual shareholder meetings. The NY Open-End Fund is not required to, and does not as a matter of course, hold such annual meetings, although shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as are provided for in the Agreement and Declaration of Trust. In addition, the NY Open-End Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004. The Proposed Merger would eliminate the need for the NY Closed-End Fund’s annual meetings and consequently would save the costs of preparing proxy materials and soliciting shareholders’ votes on the proposals contained therein.

IV. Information about the Funds

Both the NY Closed-End Fund and the NY Open-End Fund are Massachusetts business trusts. The NY Closed-End Fund is a non-diversified, closed-end management investment company that was organized on October 5, 1992, and the NY Open-End Fund is a diversified, open-end management investment company that was organized on May 12, 1983.

Financial Highlights. The financial highlights tables are intended to help you understand the funds’ recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant fund, assuming reinvestment of all dividends and distributions. This information has been derived from the funds’ financial statements. The financial statements for the past ten fiscal years of the NY Closed-End Fund have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements for the past five fiscal years are included in the fund’s annual report to shareholders, which is available upon request. For the NY Open-End Fund’s last five fiscal years, its financial statements have been audited by KPMG LLP. Its report and the fund’s financial statements for the past five fiscal years are included in the fund’s annual report to shareholders, which is available upon request.

Putnam New York Tax Exempt Income Fund

Financial Highlights
(For a Class A share outstanding throughout the period)

			Year ended

Per-share operating performance	11/30/06	11/30/05	11/30/04	11/30/03	11/30/02

	$8.70	$8.84	$8.93	$8.87	$8.79
Net asset value, beginning of period

Investment operations:

Net investment income	.36	.35	.37(c)	.38	.40
Net realized and unrealized gain (loss) on
investments	.12	(.05)	(.10)	.16	.07

Total from investment operations	.48	.30	.27	.54	.47

Less distributions:

From net investment income	(.36)	(.35)	(.36)	(.39)	(.39)
From net realized gain on investments	(.09)	(.09)	—	(.09)	—
	(.45)	(.44)	(.36)	(.48)	(.39)
Total distributions

Redemption fees	—(d)	—(d)	—(d)	—	—
	$8.73	$8.70	$8.84	$8.93	$8.87
Net asset value, end of period

	5.70	3.36	3.08	6.25	5.44
Total return at net asset value (%)(a)

Ratios and Supplemental Data

			Year ended

	11/30/06	11/30/05	11/30/04	11/30/03	11/30/02

Net assets, end of period (in thousands)	$1,094,460	$1,148,135	$1,222,953	$1,336,936	$1,322,541
Ratio of expenses to average net assets	.79	.79	.82(c)	.82	.82
(%)(b)
Ratio of net investment income to average
net assets (%)	4.20	3.98	4.14(c)	4.23	4.50
Portfolio turnover (%)	11.30	12.91	22.57	8.08(e)	17.90

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements.

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses, as a percentage of net assets, reflect a reduction of 0.02% .

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New York Tax Exempt Opportunities Fund.

Putnam New York Investment Grade Municipal Trust

Financial Highlights
(For a common share outstanding throughout the period)

Per Share Operating Performance

	Six months
	ended **					Year Ended
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01	4/30/00	4/30/99	4/30/98	4/30/97

Net asset value, beginning	$13.47	$13.75	$13.18	$13.37	$13.32	$13.45	$12.81	$14.03	$13.96	$13.49	$13.54
of period

Investment operations:
Net investment income (a)	.30	.61	.64	.72	.83	.88	.83	.90	.91	.95	.95

Net realized and unrealized	.38	(.31)	.64	(.18)	(.02)	(.23)	.72	(1.19)	.08	.45	(.07)
gain (loss) on investments

Total from investment	.68	.30	1.28	.54	.81	.65	1.55	(.29)	.99	1.40	.88
operations

Distributions to preferred
shareholders:
From net investment	(.06)	(.09)	(.06)	(.03)	(.04)	(.07)	(.13)	(.12)	(.11)	(.12)	(.12)
income

Total from investment	.62	.21	1.22	.51	.77	.58	1.42	(.41)	.88	1.28	.76
operations (applicable to
common shares)

Distributions to common
shareholders:

From net investment	(.26)	(.53)	(.65)	(.70)	(.72)	(.71)	(.78)	(.81)	(.81)	(.81)	(.81)
income

Total distributions	(.26)	(.53)	(.65)	(.70)	(.72)	(.71)	(.78)	(.81)	(.81)	(.81)	(.81)

Increase from shares	—	.04	—	—	—	—	—	—	—	—	—
repurchased

Net asset value, end of	$13.83	$13.47	$13.75	$13.18	$13.37	$13.32	$13.45	$12.81	$14.03	$13.96	$13.49
period (common shares)

Market price, end of	$12.13	$11.93	$11.81	$11.35	$11.99	$12.12	$12.46	$12.00	$13.88	$13.625	$12.875
period (common shares)

Total return at market	3.94*	5.57	9.90	0.26	4.88	2.96	10.28	(7.75)	7.82	12.12	5.34
price (%)(b)

Ratios and Supplemental Data

	Six months
	ended**					Year ended
	10/31/06	4/30/06	4/30/05	4/30/04	4/30/03	4/30/02	4/30/01	4/30/00	4/30/99	4/30/98	4/30/97

Net assets, end of period (common	$38,461	$37,452	$39,144	$37,534	$38,063	$37,917	$38,288	$36,479	$39,952	$39,747	$38,413
shares) (in thousands)

Ratio of expenses to average net	.78*	1.47	1.39	1.33	1.36	1.35	1.41	1.44	1.32	1.31	1.44
assets (%)(c, d)

Ratio of net investment income to	1.77*	3.79	4.35	5.06	5.84	5.96	5.25	5.96	5.66	5.90	6.10
average net assets (%) (c)

Portfolio turnover (%)	10.93*	14.79	35.82	21.43	35.93	25.16	15.65	3.32	24.04	18.22	49.71

* Not annualized

** Unaudited

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements.

Investment Restrictions. Each fund has adopted certain investment restrictions that may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy (“fundamental policies”). The NY Open-End Fund may not:

1) Borrow money in excess of 33 % of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers), if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

8) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

9) Issue any class of securities which is senior to the fund’s shares of beneficial interest, except for permitted borrowings.

The NY Closed-End Fund shares the same fundamental investment restrictions with respect to restrictions 2), 3), 4), 5) and 7) above. However, the NY Closed-End Fund substitutes the following for the NY Open-End Fund’s restrictions 1), 6), 8) and 9) above, so that the NY Closed-End Fund may not:

(a) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(b) With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(c) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(d) Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction (a) above or with respect to transactions involving financial futures, options, and other financial instruments.

The NY Open-End Fund may invest without limit in unrated fixed-income securities, while the NY Closed-End Fund may only invest in such securities up to a limit of 20% of its assets (as further described above under “Credit risk”).

Under ordinary circumstances, the NY Closed-End Fund is required, as a matter of fundamental policy (as defined above), to invest at least 80% of its total assets in obligations of the State of New York or its political subdivisions, agencies, and instrumentalities and other qualified issuers, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, is exempt from federal income tax and New York State and City personal income taxes. The tax-exempt securities in this 80% asset “bucket” includes any securities held by the fund that may yield interest income subject to the federal AMT. The NY Open-End Fund has a similar, though more restrictive, fundamental policy whereby under normal circumstances at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Interest income from private activity bonds that is subject to the federal AMT is not included in the 90% income distributions bucket. Thus, no more than 10% of the NY Open-End Fund’s income distributions can be derived from such securities. In contrast, up to 40% of the NY Closed-End Fund may be invested in securities that pay interest subject to the federal AMT, per the fund’s current non-fundamental policy, which may be changed without shareholder approval.

The following non-fundamental policy of the NY Open-End Fund, which may be changed by the Trustees without shareholder approval, does not have a corresponding counterpart in the NY Closed-End Fund:

The NY Open-End Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund’s net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to the non-fundamental restriction of the NY Open-End Fund stated above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The similarity in the funds’ investment objectives, policies and restrictions allows them to be managed similarly by the same team of investment professionals. In recent years, there has been no practical effect on the funds due to differences in their investment restrictions.

Management. Each fund’s Trustees oversee the general conduct of each fund’s business. The funds have the same Trustees. The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of the NY Closed-End Fund’s management contract is discussed in that fund’s semiannual report to shareholders dated October 31, 2006. The basis for the Trustees’ approval of the NY Open-End Fund’s management is discussed in that fund’s annual report dated November 30, 2006.

Putnam Management is paid for management and investment advisory services to the NY Closed-End Fund quarterly based on the average net assets of the fund, including assets attributable to leverage through the Preferred Shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets of the fund attributable to common shares and the Preferred Shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common shares and the Preferred Shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

The NY Open-End Fund pays Putnam Management a quarterly management fee based on the average net assets of the fund. For the last fiscal year (ended November 30, 2006), the NY Open-End Fund paid this fee at the annual rate of 0.50% of average net assets (after applicable waivers).

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management Limited Partnership, The Putnam Advisory Company, LLC (a

wholly-owned subsidiary of Putnam Advisory Company, Limited Partnership), Putnam Investments Limited (a wholly-owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is currently owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

On February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

Investment management team. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of Tax-Exempt Fixed-Income Team manage the investments of both the NY Open-End Fund and the NY Closed-End Fund. The names of all team members can be found at www.putnam.com.

The team members identified below as each fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to both the NY Open-End Fund and the NY Closed-End Fund and are primarily responsible for the day-to-day management of each fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the funds.

Portfolio Leader	Joined Funds	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam Management	Team Leader, Tax Exempt Fixed
		1989 – Present	Income Team
			Previously, Director, Tax Exempt
			Research

Portfolio Members	Joined Funds	Employer	Positions Over Past Five Years

Paul Drury	2002	Putnam Management	Tax Exempt Specialist
		1989 – Present	Previously, Portfolio Manager;
			Senior Trader
Brad Libby	2006	Putnam Management	Tax Exempt Specialist
		2001 – Present	Previously, Analyst
Susan McCormack	2002	Putnam Management	Tax Exempt Specialist
		1994 – Present	Previously, Portfolio Manager

The NY Open-End Fund Prospectus provides additional information about these individuals’ compensation and ownership of the NY Open-End Fund shares. For more information on the other accounts that these individuals manage, see the NY Open-End Fund’s SAI.

The funds pay all expenses not assumed by Putnam Management, including Trustees’ fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services; this total reimbursement is determined annually by the Trustees.

Effective January 1, 2007, the funds retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and 225 Franklin Street, Boston, MA 02110, as their custodian (State Street also provides certain administrative pricing and bookkeeping services). PFTC, the funds’ previous custodian, is managing the transfer of the funds’ assets to State Street. This transfer is expected to be completed during the first half of 2007. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, a division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for the funds.

Description of Fund Shares. The Trustees of each fund have authority to issue shares of beneficial interest without par value in such amounts, classes and series as may be provided for in the Bylaws. The NY Closed-End Fund has outstanding both common shares and Preferred Shares. As described above, the Preferred Shares will be redeemed prior to the Proposed Merger and will therefore not be entitled to vote on the transaction.

The outstanding shares of each fund, and the Merger Shares, will be validly issued, fully paid and non-assessable by the fund. The outstanding shares of each fund have, and the Merger Shares will have, no preemptive, conversion, exchange or redemption rights, other than any appraisal rights that may be required by law. Each share of a fund has one vote, with fractional shares voting proportionately, and is freely transferable.

Common shares of the NY Closed-End Fund are traded on the AMEX, with an average weekly trading volume for the year ended December 31, 2006 of 32,443.4 shares.

Set forth below is information about the NY Closed-End Fund’s securities as of December 31, 2006:

NY Closed-End Fund

	Amount	Amount	Amount
Title of Class	Authorized	Held by Fund	Outstanding

Common Shares	unlimited	0	2,775,583

Municipal Income Preferred	200	0	200
Shares, Series Th

Set forth below is information about the NY Closed-End Fund’s Preferred Shares as of the end of the past ten fiscal years, each ended on April 30.

Year	Total Number of	Asset Coverage	Involuntary	Average Market
	Preferred Shares	Ratio Per	Liquidation	Value Per
	Outstanding	Preferred Share	Preference Per	Preferred Share *
	Exclusive of		Preferred Share
	Treasury
	Securities

2006	200	474%	$50,013	$50,000

2005	200	491%	$50,008	$50,000

2004	200	475%	$50,001	$50,000

2003	200	480%	$50,039	$50,000

2002	200	479%	$50,051	$50,000

2001	200	482%	$50,120	$50,000

2000	200	464%	$50,125	$50,000

1999	200	499%	$50,095	$50,000

1998	200	497%	$50,098	$50,000

1997	200	483%	$50,101	$50,000

*Represents the average over the calendar year of the market value determined on each remarketing date for the Preferred Shares, typically every 28 days.

Trading discounts and repurchase of shares. Because the NY Closed-End Fund is a closed-end investment company, its shareholders do not have the right to redeem their shares. Shares of the NY Closed-End Fund trade in the open market at a price which is a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

The Trustees carefully monitor the trading prices of the NY Closed-End Fund’s shares, recognizing that trading prices and discounts fluctuate over time. At times when the fund trades at a material discount for an extended period of time, the Trustees may examine possible factors contributing to the situation and consider a broad range of possible actions in an effort to reduce or eliminate the discount. Such actions that could be implemented consistent with the NY Closed-End Fund’s closed-end structure might include:

· Communications with the marketplace regarding the benefits of investing in the fund in an effort to increase investor demand for the fund’s shares;

· Repurchases by the fund of its shares at prevailing market prices; and

· Tender offers by the fund to repurchase its shares at net asset value (or at a price above market and below net asset value).

It is possible that these actions may have a temporary effect on a fund’s trading discount, but industry experience suggests that they generally have little, if any, long term impact. Repurchases of shares, whether in the market or in tender offers, reduce the fund’s size and may result in an increase in the fund’s expense ratio. To the extent that shares are repurchased at prices below net asset value, such repurchases would also enhance the net asset value of the fund’s shares and the total return for the remaining shareholders. The Trustees have authorized share repurchases by certain Putnam closed-end funds on past occasions. More recently, in October 2005 and through subsequent actions, the Trustees authorized all of the Putnam closed-end funds, including the NY Closed-End Fund, to repurchase up to 10% of their outstanding shares at market prices through October 2007. Under that repurchase program, the NY Closed-End Fund repurchased shares representing less than 3% of the fund’s net assets during the period from October 2005 through February 2007. In February 2007, the repurchase program was suspended with respect to the fund. On February 9, 2007, the Trustees approved, for all Putnam closed-end funds other than those (such as the NY Closed-End Fund) subject to an open-ending merger proposal, a comprehensive program to conduct tender offers for up to 10% of the outstanding common shares.

See “—Trading Information,” on page [43].

Determination of net asset value. The NAV per share of each class of each fund equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

Each fund values its investments for which market quotations are readily available at market value. They value all other investments and assets at their fair value. The fair value determined for an investment may differ from recent market prices for the investment.

Each fund’s tax-exempt investments are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the applicable fund’s Trustees. Such services determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, quotations from bond dealers, market transactions in comparable securities and various relationships, generally recognized by institutional traders, between securities in determining value.

Dividend reinvestment plan. Although the NY Closed-End Fund offers a dividend reinvestment plan (as defined above), it has been suspended indefinitely by notice to shareholders. The following description reflects the Plan as it would be in effect if it were to be reinstated.

For shareholders participating in the Plan, all income dividends and capital gains distributions are automatically reinvested in additional shares of the fund. Reinvestment transactions are executed by Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA (617-937-6300) (the "Plan Agent"). If a shareholder is not participating in the Plan, every month the shareholder will receive all dividends and/or capital gains distributions in cash, paid by check and mailed directly to the shareholder. If a shareholder would like to participate in the Plan, the shareholder may instruct Putnam Investor Services (which provides certain administrative and bookkeeping services to the Plan) to enroll the shareholder. The Plan Agent will automatically reinvest subsequent distributions, and Putnam Investor Services will send the shareholder a confirmation in the mail telling the shareholder how many additional shares were credited to the shareholder's account. The NY Closed-End Fund's shareholders are automatically enrolled in the Plan unless they elect not to participate. Shareholders may contact Putnam Investor Services either in writing, at P.O. Box 41203, Providence, RI 02940-1203, or by telephone at 1-800-225-1581 during normal East Coast business hours.

The Plan Agent will buy fund shares for participating accounts in the open market. The acquisition cost of these shares may be higher or lower than the net asset value of the fund's shares at the time of the reinvestment.

Participants may withdraw from the Plan at any time by notifying Putnam Investor Services, either in writing or by telephone. If a participant withdraws from the Plan (or if the Plan is terminated), the participant will receive whole shares credited to the participant's account, as well as a cash payment for any fraction of a share credited to the participant's account. There is no penalty for withdrawing from or not participating in the Plan.

Putnam Investor Services maintains all participants' accounts in the Plan on behalf of the Plan Agent and furnishes written confirmation of all transactions, including information needed by participants for tax records. Each participant's shares will be held by Putnam Investor Services in the participant's name, and each participant's proxy will include those shares purchased through the Plan.

Each participant pays a proportionate share of brokerage commissions incurred when the Plan Agent purchases additional shares on the open market, in accordance with the Plan. In each case, the cost of shares purchased for each participant's account will be the average cost (including brokerage commissions) of any shares so purchased, plus the cost of any shares issued by the fund. If a participant instructs the Plan Agent to sell the participant's shares, the participant will incur brokerage commissions for the sale.

Reinvesting dividends and capital gains distributions in shares of the NY Closed-End Fund does not relieve a participant of tax obligations, which are the same as if the participant had received cash distributions. Putnam Investor Services supplies tax information to the participant and to the IRS annually and complies with all IRS withholding requirements. The fund reserves the right to amend the Plan to include service charges, to make other changes or to terminate the Plan upon 30 days' written notice.

If a shareholder's shares are held in the name of a broker or nominee offering a dividend reinvestment service, the shareholder should consult the shareholder's broker or nominee to ensure that an appropriate election is made on the shareholder's behalf. If the broker or nominee holding the shareholder's shares does not provide a reinvestment service, the shareholder may need to register the shareholder's shares in the shareholder's own name in order to participate in the Plan.

In situations where a bank, broker or nominee holds shares for others, the Plan will be administered according to instructions and information provided by the bank, broker or nominee.

Dividends and distributions. Each fund has a policy to make monthly distributions to shareholders from net investment income. Each fund distributes any net realized capital gains annually.

To permit each fund to maintain a more stable monthly distribution, each fund may from time to time pay out less than the entire amount of available net investment income to shareholders earned in any particular period. Any such amount retained by a fund would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income actually earned by that fund during such period. Both funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

Common shareholders of the NY Closed-End Fund may have their dividend or distribution checks sent to parties other than themselves. A “Dividend Order” form is available from Putnam Investor Services, mailing address: P.O. Box 41203, Providence, Rhode Island 02940-1203. After Putnam Investor Services receives this completed form with all registered owners’ signatures guaranteed, the shareholder’s distribution checks will be sent to the bank or other person that the shareholder has designated.

For more information on dividend options for the NY Open-End Fund, please refer to “Fund Distributions and Taxes” in the NY Open-End Fund Prospectus. For information concerning the tax treatment of dividends and distributions to shareholders, see the discussion under “Taxation” below.

The NY Closed-End Fund’s Agreement and Declaration of Trust and Bylaws. The NY Closed-End Fund’s amended Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds of the outstanding shares of the NY Closed-End Fund is required to authorize any of the following actions:

(1) merger or consolidation of the fund,

(2) sale, lease or exchange of all or substantially all of the assets of the fund,

(3) conversion of the fund to an open-end investment company, or

(4) amendment of the Agreement and Declaration of Trust to reduce the two-thirds vote required to authorize the actions in (1) through (4) above.

With respect to any of the actions listed in (1) through (4) above, if authorized by the affirmative vote of two thirds of the total number of Trustees, the vote of a majority of the fund’s shares entitled to vote serves as sufficient authorization for the action. Additionally, the NY Closed-End Fund may be terminated at any time by the affirmative vote of two-thirds of fund’s shares entitled to vote, unless such termination is authorized by the affirmative vote of two thirds of the total number of Trustees, in which case the vote of a majority of the fund’s shares entitled to vote serves as sufficient authorization for the termination. The NY Closed-End Fund may also be terminated at any time by the Trustees upon written notice to the fund’s shareholders.

The Trustees have determined that the voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of the NY Closed-End Fund and its shareholders generally. Reference is made to the Agreement and Declaration of Trust of the NY Closed-End Fund, on file with the SEC, for the full text of these provisions.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction and could have the net effect of inhibiting the fund’s conversion to open-end status.

Taxation. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a fund before your investment (and thus were included in the price you paid). Properly designated distribution of gains from investments that a fund owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that a fund owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special rules apply to investments through such plans.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Trading Information. The following chart shows unaudited quarterly per share trading information for the past eleven fiscal quarters of the NY Closed-End Fund, as listed on the AMEX:

NY Closed-End Fund

					Premium or
Quarter	Market High	Market Low	Closing Market		(Discount) to
Ended	Price	Price	Price	Closing NAV	NAV

1/31/2005	$12.10	$11.60	$12.01	$13.74	-12.59%

4/30/2005	$12.09	$11.52	$11.81	$13.75	-14.11%

7/31/2005	$12.31	$11.79	$12.31	$13.77	-10.60%

10/31/2005	$12.44	$11.52	$11.64	$13.54	-14.03%

1/31/2006	$11.95	$11.39	$11.91	$13.63	-12.62%

4/30/2006	$12.39	$11.80	$11.93	$13.47	-11.43%

7/31/2006	$11.88	$11.36	$11.73	$13.50	-13.11%

10/31/2006	$12.20	$11.72	$12.13	$13.83	-12.29%

1/31/2007	$12.84	$12.05	$12.58	$13.68	-8.04%

On April 17, 2007, the latest practicable date for which such information is available, the market price, net asset value per share and discount to net asset value for the NY Closed-End Fund were $13.42, $13.66 and –1.76% .

V. Further Information about Voting and the Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the Proposed Merger of the NY Closed-End Fund into the NY Open-End Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on June 22, 2007, at 11:00 a.m. Eastern time at One Post Office Square, 8th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment.

Only shareholders of record on April 23, 2007 (the “Record Date”) are entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from the NY Closed-End Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Proposed Merger and the Agreement. The transactions contemplated by each of the Plan of Conversion and the Plan of Merger will be consummated only if each is approved by the affirmative vote of the majority of the outstanding shares of the NY Closed-End Fund. Thus, unless sufficient votes are received by the time of the Meeting to approve each of the Conversion and the Merger, neither the Conversion nor the Merger will be effected. Proxies from the NY Open-End Fund’s shareholders and holders of the Preferred Shares are not being solicited because their approval or consent is not necessary for consummation of the Proposed Merger.

Quorum and Methods of Tabulation. Shareholders of record of the NY Closed-End Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of the NY Closed-End Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the NY Closed-End Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will have the effect of a negative vote on the proposal.

Dissenters’ Rights of Appraisal. Shareholders of the NY Closed-End Fund may be entitled to appraisal rights under Mass. Gen Laws ch. 156D in connection with the Conversion or Statutory Merger. If you believe you are entitled to appraisal rights under Massachusetts law, in order to exercise these rights you must:

· before the vote to approve the Plan of Conversion or Plan of Merger is taken, as applicable, deliver to the NY Closed-End Fund at One Post Office Square, Boston, MA 02109 written notice of your intent to demand payment for your shares if the Conversion or Statutory Merger, as applicable, is completed, in an amount to be determined pursuant to the statutory appraisal procedure. The NY Closed-End Fund recommends that you send your notice by registered or certified mail, return receipt requested;

· NOT vote your shares in favor of the proposal to approve the Plan of Conversion or Plan of Merger, as applicable. If a shareholder returns a signed proxy but does not specify a vote against the proposal for the shareholder approval of the Plan of Conversion or the Plan of Merger, as applicable, or a direction to abstain, the proxy will be voted FOR the applicable proposal, which will have the effect of waiving your appraisal rights with respect to such proposal; and

· comply with the other procedures specified in Part 13 of the MBCA, a copy of which is attached hereto as Appendix C.

Generally, a shareholder may assert appraisal rights only if the shareholder seeks them with respect to all of the holder’s shares of beneficial interest or stock, as applicable. Shareholders of record for more than one beneficial shareholder may assert appraisal rights with respect to fewer than all the shares registered in such shareholder’s name as holder of record, provided that such shareholder notifies the NY Closed-End Fund in writing of the name and address of each beneficial shareholder on whose behalf such shareholder is asserting appraisal rights. For a beneficial owner to assert appraisal rights, such beneficial shareholder must submit to the NY Closed-End Fund such record shareholder’s written consent to the assertion of such rights not fewer than 40 nor more than 60 days after the NY Closed-End Fund sends out written notice to the shareholder of appraisal rights. A person having a beneficial interest in shares of the NY Closed-End Fund held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. Shareholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Any shareholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise appraisal rights. Failure to strictly comply with all of the procedures set forth in Part 13 of the MBCA may result in the loss of a shareholder’s statutory appraisal rights. Shareholders should note that the exercise of any appraisal rights in connection with the Conversion or Merger is subject to the “forward” pricing requirements under Rule 22c-1 under the 1940 Act, which supersedes any contrary provisions of state law, including Part 13 of the MBCA.

You should consult your tax advisors with regard to the particular federal, state, local, foreign and other tax consequences to you of exercising your appraisal rights under Massachusetts law. Shareholders should be aware that they may sell their shares of the NY Closed-End Fund at any time before the consummation of the Proposed Merger at the then-prevailing market price (less applicable brokerage commissions) and that they will be able to sell the shares of the NY Open-End Fund they receive in the Proposed Merger at the net asset value next calculated (less any applicable redemption fee).

Share Ownership. As of February 9, 2007, the officers and Trustees of the NY Closed-End Fund as a group owned 2.67% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of shares of the fund, except as follows:

NY Closed-End Fund

Cede & Co Fast*	93.80%
20 Bowling Green
New York, NY 10004-1408

Mildred B. Horejsi Trust**	13.67%
2344 Spruce Street, Suite A
Boulder, Colorado 80302

Lola Brown Trust No. 1B**	5.43%
2344 Spruce Street, Suite A
Boulder, Colorado 80302

* Believed to hold shares only as a nominee.

** Record and beneficial owner, as of April 17, 2007

As of February 9, 2007, the officers and Trustees of the NY Open-End Fund as a group owned beneficially less than 1% of the outstanding shares of the NY Open-End Fund, and except as noted below, no person owned of record or beneficially 5% or more of the Class A shares of the NY Open-End Fund.

NY Open-End Fund (Class A shares)

Citigroup Global Markets Inc.*	7.30%
333 West 34th Street, 3rd floor
New York, NY 10001

MLPF&S For the Sole Benefit of its Customers	9.00%
4800 Dear Lake Dr. East
Jacksonville, FL 32246-6484

* Believed to hold shares only as a nominee.

NY Open-End Fund (Class B shares)

Citigroup Global Markets Inc.*		6.90%
333 West 34th Street, 3rd floor
New York, NY 10001

MLPF&S For the Sole Benefit of its Customers		7.10%
4800 Dear Lake Dr. East
Jacksonville, FL 32246-6484

*	Believed to hold shares only as a nominee.

NY Open-End Fund (Class C shares)

	Citigroup Global Markets Inc.*	9.50%
	333 West 34th Street, 3rd floor
	New York, NY 10001

	MLPF&S For the Sole Benefit of its Customers	20.30%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

*	Believed to hold shares only as a nominee.

NY Open-End Fund (Class M shares)

	Edward D. Jones & Co.*	12.00%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

	NFS LLC FEBO its Customers:

	Joan Gramolini**	10.40%
	208 West Street
	Mamaroneck, NY 10543

	Albert Detiberiis, Louise Detiberiis,	11.00%
	Paul Detiberiis & Louis Detiberiis
	JTWROS**
	8905 103rd Ave
	Ozone Park, NY 07303-9998

	Pershing LLC*	31.30%
	P.O. Box 2052
	Jersey City, NY 07303-9998

* Believed to hold shares only as a nominee.

** Believed to hold as beneficial owners.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees of the funds and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. The NY Closed-End Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The NY Closed-End Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The NY Closed-End Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of the NY Closed-End Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management, or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and automated telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

The NY Closed-End Fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The NY Closed-End Fund has retained at its own expense [to be determined], to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed [to be determined] plus reasonable out-of-pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by the NY Closed-End Fund.

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either: (i) by a written revocation received by the Clerk of the NY Closed-End Fund; (ii) by properly executing a later-dated proxy; (iii) by recording later-dated voting instructions by telephone or via the Internet; (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder; or (v) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting of Shareholders are not received by the time scheduled for the Meeting, if the quorum required for the proposal has not been met or if the persons named as proxies otherwise deem it advisable to defer action on the proposal (including for purposes of redeeming the Preferred Shares prior to the time a vote is required), the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Your fund pays the costs of any additional solicitation and of any adjourned session.

APPENDIX A

FORM OF

PLAN OF ENTITY CONVERSION OF
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST TO PUTNAM NEW YORK
INVESTMENT GRADE MUNICIPAL CORPORATION

Putnam New York Investment Grade Municipal Trust, a Massachusetts business trust (the "Company" or "Converting Entity"), hereby adopts the following Plan of Entity Conversion, dated as of June [☐], 2007 (the "Plan") pursuant to which the Company shall be converted (the "Conversion") into a Massachusetts business corporation (the "Surviving Corporation").

ARTICLE I.

Surviving Corporation

Section 1.01. Effective upon filing Articles of Conversion pursuant to this Plan, the Company, a Massachusetts business trust, shall convert into the Surviving Corporation, a Massachusetts business corporation, in accordance with the provisions of Mass. Gen. Laws ch. 156D. The name of the Surviving Corporation shall be Putnam New York Investment Grade Municipal Corporation.

ARTICLE II.

Conditions Precedent to the Conversion

Section 2.01. Redemption of Preferred Shares. As a condition precedent to calling a shareholder vote on this Plan, the Company shall redeem all of its outstanding shares of beneficial interest designated Municipal Income Preferred Shares, Series Th (the "Preferred Shares").

Section 2.02. Shareholder Approval. This Plan shall be deemed approved by shareholders of the Company if a majority of the Company's shares of beneficial interest other than Preferred Shares ("Common Shares") outstanding on May [☐], 2007 (the "Record Date") are voted in favor of the Plan at a meeting of Company shareholders called for the purpose of voting on this Plan (such approval of this Plan being referred to herein as "Shareholder Approval").

ARTICLE III.

Effective Date

Section 3.01. Effective Date. The Conversion Effective Time shall be the time and date when the Articles of Conversion submitted to the Secretary of The Commonwealth of Massachusetts pursuant to this Plan are filed.

ARTICLE IV.

Manner of Converting Interests in the Company into Shares of the Surviving Corporation

Section 4.01. Common Shares. The Articles of Organization of the Surviving Corporation shall authorize the Surviving Corporation to issue a single class and series of shares ("Common Stock"). At the Conversion Effective Time, each Common Share outstanding shall convert on a one-to-one basis into, and shall from and after such Conversion Effective Time constitute, a share of Common Stock of the Surviving Corporation. The Common Stock into which the Common Shares are converted shall constitute shares of common stock that are fully paid, validly issued and non-assessable.

ARTICLE V.

Organic Documents of the Surviving Corporation

Section 5.01. Articles of Organization & Bylaws. Except as otherwise provided in Section 5.02 of this Plan, immediately after consummation of the Conversion, the Articles of Organization set forth in Exhibit A hereto and the Bylaws set forth in Exhibit B hereto shall be the Articles of Organization and Bylaws of the Surviving Corporation.

Section 5.02. Amendment of the Plan. From time to time subsequent to Shareholder Approval and prior to the filing of Articles of Entity Conversion pursuant to this Plan, the Plan may be amended by the Board of Trustees of the Company, except that subsequent to Shareholder Approval, the Plan shall not be amended by the Board of Trustees of the Company to change:

(a) the amount or kind of shares or other securities, interests, obligations, rights to acquire shares, or other securities or interests, cash, or other property to be received holders of the Company Shares;

(b) the organic documents that will be in effect immediately following the Conversion, except for changes permitted by Mass. Gen. Laws ch. 156D; or

(c) any of the other terms or conditions of this Plan if the change would adversely affect any of the interest holders in any material respect.

Exhibit A
The Commonwealth of Massachusetts
William Francis Galvin
Secretary of The Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED	Articles of Entity Conversion of a	FORM MUST BE TYPED
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

(1) Exact name of other entity: Putnam New York Investment Grade Municipal Trust

(2) A corporate name that satisfies the requirements of G.L. Chapter 156D, Section 4.01:

Putnam New York Investment Grade Municipal Corporation

(3) The plan of entity conversion was duly approved in accordance with the organic law of the other entity.

(4) The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section 2.02(a) or permitted to be included in the articles pursuant to G.L. Chapter 156D, Section 2.02(b):

ARTICLE I
The exact name of the corporation upon conversion is:

Putnam New York Investment Grade Municipal Corporation

ARTICLE II

Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:*

* Professional corporations governed by G.L. Chapter 156A must specify the professional activities of the corporation.

ARTICLE III

State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE

TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE

[•]

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

Not applicable.

ARTICLE V

The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

Not applicable.

ARTICLE VI

Other lawful provisions, and if there are no such provisions, this article may be left blank.

Section 6.01. Each director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exculpation is not permitted under the Massachusetts Business Corporation Act as in effect at the time such liability is determined.

Section 6.02. The corporation, by vote of a majority interest of the stock outstanding entitled to vote thereon may approve (i) any amendment to these Articles of Organization, (ii) the sale of all or substantially all of the corporation's property or (iii) a merger or consolidation of the corporation with or into any other entity.

Note: The preceding six (6) articles are considered to be permanent and may be changed only by f ling appropriate articles of amendment.

*G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.

ARTICLE VII

The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

ARTICLE VIII

The information contained in this article is not a permanent part of the articles of organization.

a. The street address of the initial registered office of the corporation in the commonwealth:
One Post Office Square, Boston, Massachusetts 02109

b. The name of its initial registered agent at its registered office:
Beth S. Mazor, Vice President

c. The names and addresses of the individuals who will serve as the initial directors, president, treasurer and secretary of the corporation (an address need not be specified if the business address of the officer or director is the same as the principal office location):

President:	See attached Exhibit A

Treasurer:	See attached Exhibit A

Secretary:	See attached Exhibit A

Director(s):	See attached Exhibit A

If a professional corporation, include a list of shareholders with residential addresses and attach certificates of the appropriate regulatory board.

d. The fiscal year end of the corporation:
See attached Exhibit A

e. A brief description of the type of business in which the corporation intends to engage:
Provide investors with a managed investment in financial instruments.

f. The street address of the principal office of the corporation:
One Post Office Square, Boston, Massachusetts 02109

g. The street address where the records of the corporation required to be kept in the commonwealth are located is:
One Post Office Square, Boston, Massachusetts 02109 , which is
(number, street, city or town, state, zip code)

☒       its principal office;

☐  an office of its transfer agent;

☐☐ an office of its secretary/assistant secretary;

☐☐ its registered office.

Signed by:________________________________________________ ,
                                                        (signature of authorized individual)

☐☐ Chairman of the board of directors,

☐  President,

☐  Other officer,

☐  Court-appointed fiduciary,

on this _________________________day of_________________________________________ , _____________________

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of The Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Entity Conversion of a
Domestic Other Entity
to a Domestic Business Corporation
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

I hereby certify that upon examination of these articles of conversion, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of
$______ having been paid, said articles are deemed to have been filed with me this day of _____________ , 20______ , at _________ a.m./p.m.
time

Effective date: __________________________________________
(must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

[John Gerstmayr, Esq. c/o Ropes & Gray LLP]
[One International Place]
[Boston, MA 02210]
Telephone: [617-951-7393]
Email: [john.gerstmayr@ropesgray.com]

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of The Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Attachment Sheet

Exhibit A

PRESIDENT: George Putnam, III

TREASURER: Jonathan S. Horwitz

SECRETARY: Judith Cohen

NAMES OF DIRECTORS

Jameson A. Baxter

Myra R. Drucker

Charles B. Curtis

Charles E. Haldeman, Jr.

John A. Hill

Dr. Paul L. Joskow

Elizabeth T. Kennan

Robert E. Patterson

George Putnam, III

W. Thomas Stephens

Richard B. Worley

Kenneth R. Leibler

Exhibit B

BY-LAWS
of
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL CORPORATION

ARTICLE I

Meetings of Shareholders

Section 1. Place. Meetings of the shareholders shall be held at the principal office of the corporation in Massachusetts or at such other place as may be determined by the board of directors or an officer designated by the board of directors and identified in the notice to shareholders of such meeting.

Section 2. Annual Meetings. The annual meeting of the shareholders shall be held on the last Friday of April or on such other date determined by the board of directors and shall be at such time and place as the board of directors or an officer designated by the board of directors shall determine.

Section 3. Special Meetings. Special meetings of the shareholders may be called only by the president or by the board of directors, and shall be called by the secretary or, in case of the death, absence, incapacity or refusal of the secretary, by any other officer, if the secretary receives written demands for a meeting describing the purposes for which such meeting is to be held signed and dated by holders of at least 90% (or such lesser percentage as may be required by law) of all the votes entitled to be cast on any issue to be considered at the proposed special meeting.

Section 4. Notice. A written notice of the date, place and time of each meeting of shareholders describing the purposes of the meeting shall be given by the secretary or an assistant secretary (or by any other officer who is authorized to provide notice of such meeting) no fewer than 7 nor more than 60 days before the meeting date to each shareholder entitled to vote there at and to each other shareholder to whom the corporation is required to provide such notice by deposit in the United States mail, postage prepaid, and addressed to such shareholder at the shareholder’s address as it appears in the records of the corporation, or by electronic transmission directed to such shareholder in such manner as the shareholder shall have specified to the corporation, including by facsimile transmission, electronic mail or posting on an electronic network. Notwithstanding the foregoing, in the case of any special meeting called upon the written demands of shareholders, such meeting shall be scheduled not less than 60 days nor more than 90 days after the date on which the secretary has received sufficient demands to require that such meeting be called and written notice thereof shall be given in accordance with the preceding sentence within 30 days after receipt of such demands. Whenever notice of a meeting is required to be given to a shareholder under applicable law, the articles of organization or these by-laws, a written waiver thereof, executed before or after the meeting by such shareholder and filed with the records of the meeting, shall be deemed equivalent to such notice. In addition, any shareholder who attends the meeting (a) without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the shareholder’s arrival or who thereafter votes for or assents to action taken at the meeting waives objection to lack of notice or defective notice of the meeting or (b) without objecting to the consideration of a particular matter when it is presented waives objection that the matter is not within the purposes described in the notice for such meeting.

Section 5. Shareholder Nominations of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors at any annual or special meeting. Nominations of persons for election as directors may be made by or at the direction of the board of directors (including through a committee delegated such function), or by any shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the chairman of the board, if any, the president or the secretary. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation the earlier of: (a) not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual meeting; provided, however, that this subsection (a) shall not apply if (i) there was no annual meeting in the prior year or (ii) the date of the current year’s annual meeting is more than 30 days from the anniversary date of the prior year’s annual meeting; or (b) 60 days prior to the annual meeting; provided, however, that (except as to an annual meeting held on the date specified in these by-laws, such date not having been changed since the last annual meeting), if less than 65 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was deposited in the United States mail or sent by electronic transmission or such public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto; and (b) as to the shareholder giving the notice: (i) the name and record address of such shareholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by such shareholder. No person shall be eligible for election as a director at any annual or special meeting of shareholders unless nominated in accordance with the procedures set forth herein.

The chairman of the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedures, and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

Section 6. Advance Notice of Shareholder-Proposed Business at Annual Meetings. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be brought properly before an annual meeting, business must be specified in the notice with respect to such meeting contemplated by Section 4 of this Article I (or any supplement thereto) or (b) otherwise properly brought before the meeting by or at the direction of the board of directors. In addition to any other applicable requirements, for business to be brought properly before an annual meeting by a shareholder, the shareholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto, and, pursuant to such rule, have had such business included in the notice with respect to such meeting.

Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this section, provided, however, that nothing in this section shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The chairman of an annual meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this section, and if the chairman should so determine, the chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Section 7. Quorum. Except as otherwise provided by law or by the articles of organization or by these by-laws, at any meeting of shareholders, a majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum with respect to that voting group for action on that matter. Though less than a quorum is present, any meeting may be adjourned from time to time without further notice to a subsequent date or until a quorum is secured.

Section 8. Action by Vote. With respect to each voting group, when a quorum is present at any meeting with respect to a matter, a plurality of the votes properly cast for election of a director shall effect such election and, upon any matter other than an election of a director, votes properly cast in the voting group favoring the matter exceeding the votes properly cast in the voting group opposing the matter shall constitute favorable action on the matter, except when a larger number of affirmative votes is required by law, the articles of organization or these bylaws or when the board of directors requires a larger aggregate number of affirmative votes upon such matter (to the extent permitted by law).

Section 9. Voting. Shareholders entitled to vote shall have one vote for each share of stock entitled to vote held by them of record according to the records of the corporation, unless otherwise provided by the articles of organization. Absent special circumstances, the corporation, except in a fiduciary capacity, shall not, directly or indirectly, vote any shares of its own stock. Shareholders may vote in person or by proxy.

Section 10. Action by Consent. Except as otherwise required by law, any action required or permitted to be taken by the shareholders may be taken without a meeting if evidenced by consents signed by all shareholders entitled to vote on the matter.

Section 11. Adjournment. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled annual or special meeting of shareholders. Any annual or special meeting of shareholders may be adjourned by the chairman of the Board or by the Board of Directors.

ARTICLE II

Officers and Directors

Section 1. Enumeration. The corporation shall have a board of directors consisting of not less than three directors, except that whenever there shall be fewer than three shareholders, the number of directors may be less than three but in no event less than the number of shareholders. The number of directors shall be fixed by the board of directors and may be enlarged at any time by vote of a majority of the directors then in office. The officers of the corporation shall be a president, a treasurer, a secretary and such other officers as the board of directors may from time to time appoint.

Section 2. Qualifications. Directors and officers need not be shareholders. No officer need be a director. Two or more offices may be held by the same person.

Section 3. Election. The directors shall be elected in the manner provided in the articles of organization, by such shareholders as have the right to vote thereon. The board of directors at their annual meeting shall appoint a president, a treasurer and a secretary, and may at any time appoint such other officers as the board shall determine.

Section 4. Removal. Directors may be removed from office only as provided in the articles of organization. Officers may be removed from their respective offices with or without cause by the board of directors.

Section 5. Resignation. Resignations by directors shall be given in writing to the board of directors, the chairman of the board or the corporation. Resignations by officers shall be given in writing to the corporation. Each such resignation shall be effective upon receipt unless specified to be effective at some other time acceptable to the board of directors.

Section 6. Vacancies. Continuing directors may act despite a vacancy or vacancies in the board of directors and shall for this purpose be deemed to constitute the full board of directors. Any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board of directors, shall be filled by the directors then in office, though less than a quorum.

ARTICLE III

Meeting of the Directors

Section 1. Regular Meetings. Regular meetings of the board of directors may be held without notice at such times and places as the board of directors may fix. An annual meeting of the board of directors may be held in each year immediately after and at the place of the meeting at which directors are elected by shareholders.

Section 2. Special Meetings. Special meetings of the board of directors may be held at any time and at any place designated in the notice of the meeting, when called by the chairman of the board, if any, the president, the secretary or by two or more directors.

Section 3. Notice. No notice need be given for a regular or annual meeting of the board of directors. Two days’ notice shall be given for a special meeting unless waived. A notice or waiver of notice need not specify the purpose of the meeting. Notice of a meeting need not be given to any director if a waiver of notice, signed by the director before or after the meeting, or delivered by means of electronic transmission, is filed with the minutes, or to any director who attends the meeting without objecting to holding the meeting or transacting business at the meeting at the beginning of the meeting or promptly upon the director’s arrival or who thereafter votes for or assents to action taken at the meeting.

Section 4. Quorum. A majority of the directors then in office shall constitute a quorum, but a smaller number may make a determination pursuant to Section 8.55 or Section 8.56 of chapter 156D of the Massachusetts General Corporation Act that indemnification is permissible in a specific proceeding. In addition, though less than a quorum is present, the chairman of the board, if any, or a majority of the votes cast on the question may adjourn a meeting finally or from time to time without further notice until a quorum is secured. If a quorum is present, a majority of the directors present may take any action on behalf of the board of directors unless a different number is required by law, the articles of organization or these by-laws.

Section 5. Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors may be taken without a meeting if all the directors consent to the action in writing or by means of electronic transmission and the consents are filed with the records of the meetings of board of directors. Such consents shall be treated for all purposes as votes at a meeting.

Section 6. Committees. The board of directors may create committees of the board of directors and may delegate to such committees some or all of the powers of the board of directors to the extent permitted by law. Except as the board of directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or in such rules, its business shall be conducted as nearly as practical in the same manner as is provided by these by-laws for the board of directors. The board of directors shall have the power at any time to fill vacancies in any such committee, to change its membership or to discharge the committee.

ARTICLE IV

Powers and Duties of Directors and Officers

Section 1. Directors. The business and affairs of the corporation shall be managed under the direction of the board of directors, which may exercise all powers of the corporation as are not by law, by the articles of organization or by these by-laws required to be otherwise exercised. The board of directors may from time to time, to the extent permitted by law, delegate any of its powers to committees, officers, attorneys or agents of the corporation, subject to such limitations as the board of directors may impose.

Section 2. Chairman and President. The board of directors may appoint a chairman of the board who, unless otherwise determined by the board of directors, shall, when present, preside at meetings of the board of directors and shall have such other powers and duties as customarily belong to the office of chairman of the board or as may be designated from time to time by the board of directors. The president shall be the chief executive officer of the corporation, unless the board of directors designates another officer, in which event the president shall, unless the board of directors otherwise determines, be the chief operating officer. The chief executive officer shall, subject to the direction of the board of directors, have general supervision and control of the business of the corporation. Except as provided above regarding the chairman of the board and unless the board of directors specifies otherwise, the chief executive officer shall preside at all meetings of shareholders and of the board of directors at which the chief executive officer is present. The president and the chief executive officer shall perform such other duties and shall have such other powers as the board of directors may designate from time to time.

Section 3. Treasurer. Except as the board of directors shall otherwise determine, the treasurer shall be the chief financial and accounting officer of the corporation and shall have such other powers and duties as customarily belong to the office of treasurer or as may be designated from time to time by the board of directors or by the president.

Section 4. Secretary. The secretary and any assistant secretaries shall have responsibility for preparing, or overseeing the preparation of, minutes of shareholders’ and board of directors’ meetings and for authenticating, or overseeing the authentication of, records of the corporation.

Section 5. Other Officers. Other officers of the corporation, if any, shall have such powers, duties and titles as may be designated from time to time by the board of directors or by the president.

ARTICLE V

Employment Contracts

The corporation may enter into employment contracts authorized by the board of directors extending beyond the terms of the directors. An employment contract shall be valid despite any inconsistent provision of these by-laws relating to terms of officers and removal of officers with or without cause but shall not affect the authority of the board of directors to remove officers. Any removal or failure to reappoint an officer shall be without prejudice to the officer’s contract rights, if any.

ARTICLE VI

[Reserved]

[Reserved]

ARTICLE VII

Stock and Transfer Books

The corporation or its agent shall maintain a record of its shareholders, in a form that permits preparation of a list of names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The corporation for all purposes may conclusively presume that the registered holder of a stock certificate is the absolute owner of the shares represented thereby and that the stockholder’s record address is the stockholder’s correct address.

ARTICLE VIII

Share Certificates

The board of directors may authorize the issue without certificates of some or all of the shares of any or all of the corporation’s classes or series of stock. Except to the extent the board of directors has determined to issue shares without certificates, a shareholder shall be entitled to a certificate stating the number, the class and the designation of the series, if any, of the shares the certificate represents, in such form as shall, in conformity with law, be prescribed from time to time by the board of directors. Such certificate shall be signed (a) by the chairman of the board, the president or a vice president and (b) by the treasurer or an assistant treasurer or the secretary or an assistant secretary. Such signatures may be facsimiles. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate shall be nevertheless valid.

ARTICLE IX

Fiscal Year

The fiscal year shall be fixed from time to time by the board of directors.

ARTICLE X

Massachusetts Control Share Acquisition Act

The provisions of Chapter 110D of the Massachusetts General Laws shall not apply to the corporation.

ARTICLE XI

Execution of Documents

Except as the board of directors may generally or in particular cases authorize the execution thereof in some manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the corporation shall be signed by the chairman of the board, if any, the president, a vice president or the treasurer.

ARTICLE XII

Amendment of By-Laws

These by-laws may be amended, altered or repealed in whole or in part, and new by-laws may be adopted, by the shareholders, in each case, by votes cast in favor of such action representing a majority of the votes entitled to be cast on the matter. The board of directors may also make, amend or repeal these by-laws in whole or in part, except with respect to any provision that by law, the articles of organization or these by-laws requires action by the shareholders. Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the board of directors of any by-law, notice thereof stating the substance of the action taken by the board of directors shall be given to all shareholders entitled to vote on amending the by-laws. Any action taken by the board of directors with respect to the bylaws may be amended or repealed by the stockholders.

APPENDIX B

FORM OF

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of May [*], 2007, by and between Putnam New York Tax Exempt Income Fund, a Massachusetts business trust ("Surviving Fund"), and Putnam New York Investment Grade Municipal Trust, a Massachusetts business trust that will convert (the "Conversion") into a Massachusetts business corporation prior to the Effective Time (as herein defined) ("Merging Fund").

WITNESSETH:

WHEREAS, Surviving Fund has an authorized capitalization consisting of an unlimited number of shares of beneficial interest, without par value ("Surviving Fund Shares"), of which ____ shares are issued and outstanding;

WHEREAS, the Board of Trustees of Merging Fund has adopted, subject to shareholder approval, the Plan of Conversion in substantially the form attached hereto as Annex I, Merging Fund will convert to a Massachusetts business corporation with the name Putnam New York Investment Grade Municipal Corporation;

WHEREAS, Merging Fund has an authorized capitalization consisting of an unlimited number of common shares of beneficial interest, without par value, which will be converted on a one-to-one basis into shares of common stock of the Merging Fund in connection with the Conversion ("Merging Fund Common Stock"), of which ____ shares are issued and outstanding;

WHEREAS, all of the issued and outstanding preferred shares of beneficial interest, designated Municipal Income Preferred Shares, Series Th, without par value, of the Merging Fund will be redeemed by the Merging Fund prior to the Effective Time (as herein defined);

WHEREAS, the Board of Trustees of the Merging Fund, to become the Board of Directors of the Merging Fund in connection with the Conversion, and Board of Trustees of the Surviving Fund deem it advisable and in the best interests of Merging Fund and Surviving Fund, respectively, and their respective shareholders to merge Merging Fund with and into Surviving Fund (the "Merger") in accordance with Mass. Gen. Laws ch. 156D and pursuant to this Agreement and the Articles of Merger substantially in the form attached hereto as Annex II and incorporated herein (the "Articles of Merger");

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Merging Fund shall be merged with and into Surviving Fund, which shall be the entity surviving the Merger, and that the terms and conditions of the Merger, the mode of carrying it into effect, and the manner of converting shares shall be as follows:

ARTICLE I.

THE MERGER

Section 1.01. Subject to and in accordance with the provisions of this Agreement, the Articles of Merger shall be executed and acknowledged by each of Surviving Fund and Merging Fund and thereafter delivered to the Secretary of State of Massachusetts by the Surviving Fund for filing, as provided in Mass Gen. Laws ch. 156D. The Merger shall become effective at such time as the Articles of Merger are filed by the Secretary of The Commonwealth of Massachusetts or such date, not more than ninety days after submission to the Secretary of The Commonwealth of Massachusetts, as may be specified in the Articles of Merger (the "Effective Time"). The Effective Time will be as of the next full business day following the Valuation Time (as defined below), unless otherwise mutually agreed by the parties hereto. At the Effective Time, the separate existence of Merging Fund shall cease and Merging Fund shall be merged with and into Surviving Fund (Merging Fund and Surviving Fund being sometimes referred to collectively herein as the "Constituent Funds," and Surviving Fund, the entity designated in the Articles of Merger as the surviving entity, being sometimes referred to herein as the "Surviving Entity").

Section 1.02. At the Effective Time, by virtue of the Merger and without any action on the part of Surviving Fund, Merging Fund, or the holders of the Merging Fund Common Stock or the Surviving Fund Shares, each share of Merging Fund Common Stock issued and outstanding immediately prior to the Merger shall be converted into (i) a number of shares of Surviving Fund Shares equal to the Merging Fund Exchange Ratio; which thereupon shall be issued, fully paid and nonassessable (the "Merger Shares"). The "Merging Fund Exchange Ratio" shall be equal to a fraction, the numerator of which shall be the net asset value per share of the Surviving Fund Shares at the Valuation Time and the denominator of which shall be the net asset value per share of the Merging Fund Common Stock at the Valuation Time. The Valuation Time shall be 4:00 p.m. Eastern Time on June 22, 2007 or such other date as mutually agreed by the parties hereto. On the next full business day following the Valuation Time or otherwise as promptly as practicable after the Valuation Time, an account on the share records of the Surviving Fund will be established in the name of each record shareholder of the Merging Fund as of the Effective Time representing the number of full and fractional Surviving Fund Shares due the shareholder.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF SURVIVING FUND

Section 2.01. Surviving Fund represents and warrants to and agrees with Merging Fund that:

(a) Surviving Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement. Surviving Fund is not required to qualify as a foreign association in any jurisdiction. Surviving Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Surviving Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Surviving Fund for the fiscal year ended November 30, 2006, audited by KPMG LLP, the Surviving Fund's independent registered public accounting firm have been furnished to Merging Fund. The statement of assets and liabilities and the schedule of investments fairly present the financial position of Surviving Fund as of the date thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) The Surviving Fund's prospectus and statement of additional information dated March 30, 2007, previously furnished to the Merging Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect before the Effective Time, which will be furnished to the Merging Fund (collectively, the "Surviving Fund Prospectus") do not, as of the date hereof, and will not, as of the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Surviving Fund makes no representation or warranty as to any information in the Surviving Fund Prospectus that does not specifically relate to Surviving Fund.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of Surviving Fund, threatened against Surviving Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Surviving Fund, other than as have been disclosed in the Prospectuses (as defined below) or otherwise disclosed in writing to Merging Fund.

(f) Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2006 and those incurred in the ordinary course of Surviving Fund's business as an investment company since that date.

(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(h) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Surviving Fund on Form N-14 relating to the Merger Shares and the proxy statement of Merging Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6.01 and at the Effective Time, each prospectus contained in the Registration Statement (collectively, the "Prospectuses"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectuses or the Proxy Statement made in reliance upon and in conformity with information furnished by Merging Fund for use in the Registration Statement, the Prospectuses or the Proxy Statement.

(i) There are no material contracts outstanding to which Surviving Fund is a party, other than as will be disclosed in the Registration Statement.

(j) All of the issued and outstanding shares of beneficial interest of Surviving Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k) Surviving Fund is and will at all times through the Effective Time qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(l) Surviving Fund has filed or will file all federal and state tax returns which, to the knowledge of Surviving Fund's officers, are required to be filed by Surviving Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Surviving Fund. All tax liabilities of Surviving Fund have been adequately provided for on its books, and to the knowledge of Surviving Fund, no tax deficiency or liability of Surviving Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Surviving Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m) The Conversion of Merging Fund Common Stock to the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Surviving Fund (except as set forth in the Registration Statement), and no shareholder of Surviving Fund will have any preemptive right of subscription or purchase in respect thereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF MERGING FUND

Section 3.01. Merging Fund represents and warrants to and agrees with Surviving Fund that:

(a) Merging Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its property and assets and to carry out its obligations under this Agreement and will take the steps necessary to convert into a business corporation under the applicable provisions in Mass. Gen. Laws ch. 156D prior to the Effective Time. Merging Fund is not required to qualify as a foreign association in any jurisdiction. Merging Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Merging Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the fiscal year ended April 30, 2006, audited by PricewaterhouseCoopers LLP, the Merging Fund's independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Merging Fund for the six months ended October 31, 2006, have been furnished to Surviving Fund. The statements of assets and liabilities and schedules of investments fairly present the financial position of Merging Fund as of the dates thereof, and the statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Merging Fund, threatened against Merging Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Merging Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Surviving Fund.

(e) Merging Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 2006 and those incurred in the ordinary course of Merging Fund's business as an investment company since such date. Before the Effective Time, Merging Fund will advise Surviving Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2006, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g) The Registration Statement, the Prospectuses and the Proxy Statement, on the effective date of the Registration Statement and insofar as they do not relate to Surviving Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6.01 below and on the Effective Time, the Prospectuses, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Merging Fund contained in the Registration Statement, the Prospectuses or the Proxy Statement, as such Registration Statement, Prospectuses and Proxy Statement will be furnished to Merging Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statement.

(h) All of the issued shares of beneficial interest of Merging Fund that will be converted into Merging Fund Common Stock prior to the Effective Time will be offered for sale and sold in conformity with all applicable federal securities laws.

(i) Merging Fund is and will at all times through the Effective Time qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(j) Merging Fund has filed or will file all federal and state tax returns which, to the knowledge of Merging Fund's officers, are required to be filed by Merging Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Merging Fund. All tax liabilities of Merging Fund have been adequately provided for on its books, and to the knowledge of Merging Fund, no tax deficiency or liability of Merging Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Effective Time, Merging Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k) At both the Valuation Time and the Effective Time, Merging Fund will have full right, power and authority to merge with Surviving Fund pursuant to this Agreement. At the Effective Time, the property and liabilities of the Merging Fund will vest in the Surviving Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except as previously disclosed to Surviving Fund by Merging Fund). As used in this Agreement, the term "Investments" means Merging Fund's investments shown on the schedule of its investments as of October 31, 2006 referred to in Section 3.01(c) hereof, as supplemented with such changes as Merging Fund makes and changes resulting from stock dividends, stock splits, mergers, redemption of its outstanding shares of beneficial interest designated Municipal Income Preferred Shares, Series Th and similar corporate actions.

(l) No registration under the 1933 Act of any of the Investments would be required if they were, as of the Effective Time, the subject of a public distribution by either of Surviving Fund or Merging Fund, except as previously disclosed to Surviving Fund by Merging Fund.

ARTICLE IV.

EXCHANGE OF SHARES

Section 4.01. As promptly as practicable after the date hereof, the Merging Fund shall mail to each record holder of Merging Fund Common Stock a letter of transmittal and instructions for use in surrendering any certificates representing such shares and receiving the Merger Shares pursuant to Section 1.02 of this Agreement.

Section 4.02. Upon surrender by ____ A.M/P.M. _______time on June [*], 2007 of any certificate(s) representing shares of Merging Fund Common Stock (collectively, the "Certificates") for cancellation to the Company, together with such letter of transmittal, duly executed, the holder of such Certificate(s) shall be entitled to receive on the Effective Time certificate(s) representing Merger Shares, in accordance with Section 1.02 of this Agreement. With respect to holders who do not satisfy the procedures by the time specified in the first sentence of this section, the Surviving Fund shall deliver the Merger Shares upon satisfaction of such procedures after the Effective Time. If the Merger Shares are to be issued to any person other than the person in whose name the Certificate(s) so surrendered in exchange therefore are registered, it shall be a condition to such exchange that the Certificate(s) so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Fund any transfer or other taxes required by reason of the payment of such consideration to a person other than the registered holder of the Certificate(s) surrendered, or shall establish to the reasonable satisfaction of the Surviving Fund that such tax has been paid or is not applicable.

ARTICLE V.

EXPENSES, FEES, ETC.

Section 5.01. All fees and expenses, including legal and accounting expenses, proxy materials and proxy solicitation with respect to Merging Fund, the expenses incurred in connection with the consummation by Merging Fund and Surviving Fund of the transactions contemplated by this Agreement (together with the SEC registration fee specified below, "Expenses") will be borne by Merging Fund, except that Surviving Fund will bear the cost of the SEC registration fee; provided, however, that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Surviving Fund or Merging Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

Section 5.02. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Surviving Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Surviving Fund's obligations referred to in Article VII) or (ii) the nonfulfillment or failure of any condition to Merging Fund's obligations referred to in Article VIII, Surviving Fund will pay directly all reasonable fees and expenses incurred by Merging Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

Section 5.03. In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Merging Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Merging Fund's obligations referred to in Article VIII) or (ii) the nonfulfillment or failure of any condition to Surviving Fund's obligations referred to in Article VII, Merging Fund will pay directly all reasonable fees and expenses incurred by Surviving Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

Section 5.04. In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Surviving Fund's or Merging Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Surviving Fund's or Merging Fund's obligations referred to in Article VII or Article VIII of this Agreement, then each of Surviving Fund and Merging Fund will bear all of its own expenses incurred in connection with such transactions.

Section 5.05. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

ARTICLE VI.

MEETING OF SHAREHOLDERS

Section 6.01. Merging Fund agrees to call a meeting of its shareholders as soon as is advisable in the discretion of the Merging Fund's Board of Trustees after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

Section 6.02. Surviving Fund has, after the preparation and delivery to it by Merging Fund of a preliminary version of the Proxy Statement which was satisfactory to Surviving Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Merging Fund and Surviving Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectuses and the Proxy Statement.

ARTICLE VII.

CONDITIONS TO SURVIVING FUND'S OBLIGATIONS

Section 7.01. The obligations of Surviving Fund hereunder are subject to the following conditions:

(a) That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Merger.

(b) That Merging Fund will have furnished to Surviving Fund a statement of Merging Fund's net assets, with values determined as provided in Section 1.02 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Merging Fund's behalf by Merging Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Merging Fund since October 31, 2006 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Merging Fund or changes due to dividends paid or losses from operations.

(c) That Merging Fund will have furnished to Surviving Fund a statement, dated as of the Effective Time, signed on behalf of Merging Fund by Merging Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Merging Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Merging Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(d) That Merging Fund will have delivered to Surviving Fund an agreed upon procedures letter from PricewaterhouseCoopers LLP dated as of the Effective Time, setting forth findings of PricewaterhouseCooper LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that Merging Fund, (i) for the taxable period from October 31, 2006 to the Effective Time, qualified as a regulated investment company under the Code, (ii) as of the Effective Time, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Effective Time, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time, in form satisfactory to Surviving Fund, to the effect that (i) Merging Fund is a business corporation duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Merging Fund and, assuming that the Registration Statement, the Prospectuses and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Surviving Fund, is a valid and binding obligation of Merging Fund, (iii) Merging Fund has power to merge with the Surviving Fund as contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the properties and liabilities will be vested in Surviving Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Merging Fund's Articles of Organization or Bylaws or any provision of any agreement known to such counsel to which

Merging Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Merging Fund's Articles of Organization, Bylaws, then-current prospectus or the Registration Statement, such counsel may rely upon a certificate of an officer of Merging Fund's whose responsibility it is to advise Merging Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Merging Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Surviving Fund may reasonably deem necessary or desirable.

(g) That Surviving Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the vesting of all of the property and liabilities of the Merging Fund in the Surviving Fund, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Surviving Fund or its shareholders upon vesting of the Investments in Surviving Fund pursuant to this Agreement, (iii) the basis to Surviving Fund of the Investments will be the same as the basis of the Investments in the hands of Merging Fund immediately prior to the merger, (iv) Surviving Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Merging Fund and (v) Surviving Fund will succeed to and take into account the items of Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That the property of Merging Fund to be vested in Surviving Fund pursuant to the Merger will include no assets which Surviving Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Effective Time, may not properly hold.

(i) That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Surviving Fund will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k) That all proceedings taken by Merging Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Surviving Fund and Ropes & Gray LLP.

(l) That, before the Effective Time, Merging Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Merging Fund (i) all of the excess of (X) Merging Fund's investment income excludable from gross income under Section 103 of the Code over (Y) Merging Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Merging Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 2006, and on or prior to the Effective Time (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after October 31, 2006, and on or prior to the Effective Time.

(m) That Merging Fund's custodian will have delivered to Surviving Fund a certificate identifying all of the assets of Merging Fund held by such custodian as of the Valuation Time.

(n) That Merging Fund's transfer agent will have provided to Surviving Fund (i) the originals or true copies of all of the records of Merging Fund in the possession of such transfer agent as of the Effective Time, (ii) a certificate setting forth the number of shares of Merging Fund outstanding as of the Valuation Time and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest that will have been converted into Merging Fund Common Stock will have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Merging Fund or its transfer agent by Surviving Fund or its agents will have revealed otherwise, either (i) Merging Fund will have taken all actions that in the opinion of Surviving Fund or its counsel are necessary to remedy any prior failure on the part of Merging Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Merging Fund will have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Surviving Fund in amounts sufficient and upon terms satisfactory, in the opinion of Surviving Fund or its counsel, to indemnify Surviving Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Merging Fund to have offered and sold such shares in conformity with such laws.

(p) That Surviving Fund will have received from PricewaterhouseCoopers LLP an agreed upon procedures letter addressed to Surviving Fund dated as of the Effective Time satisfactory in form and substance to Surviving Fund setting forth the findings of PricewaterhouseCoopers LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Merging Fund to be vested in the Surviving Fund has been determined in accordance with the provisions of Article 10, Section 5 of Surviving Fund's Bylaws pursuant to the procedures customarily utilized by Surviving Fund in valuing its assets and issuing its shares.

(q) That Merging Fund will have executed and delivered to Surviving Fund Articles of Merger pursuant to which all of the properties and liabilities of Merging Fund will be vested in Surviving Fund.

ARTICLE VIII.

CONDITIONS TO THE MERGING FUND'S OBLIGATIONS

Section 8.01. The obligations of Merging Fund hereunder will be subject to the following conditions:

(a) That this Agreement and a Plan of Entity Conversion substantially in the form set forth as Annex I will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least two thirds of the Trustees of Merging Fund and (ii) holders of a majority of the outstanding shares of Merging Fund entitled to vote on the Conversion.

(b) That all shares of beneficial interest of the Merging Fund designated Municipal Income Preferred Shares, Series Th will have been redeemed by the Merging Fund.

(c) That Surviving Fund will have furnished to Merging Fund a statement of Surviving Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 1.02 of this Agreement, all as of the Valuation Time, certified on behalf of Surviving Fund by Surviving Fund's President (or any Executive Vice President or Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) and a certificate of both such officers, dated as of the Effective Time, to the effect that as of the Valuation Time and as of the Effective Time there has been no material adverse change in the financial position of Surviving Fund since November 30, 2006, other than changes in its portfolio securities since that date, changes due to net sales or net redemptions, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d) That Surviving Fund will have furnished to Merging Fund a statement, dated the Effective Time, signed on behalf of Surviving Fund by Surviving Fund's President (or any Executive Vice President Vice President) and Treasurer (or any Associate Treasurer or Assistant Treasurer) certifying that as of the Valuation Time and as of the Effective Time all representations and warranties of Surviving Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Surviving Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Merging Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Merging Fund and dated as of the Effective Time, to the effect that (i) Surviving Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Surviving Fund and, assuming that the Prospectuses, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Merging Fund, is a valid and binding obligation of Surviving Fund, (iii) the Merger Shares into which Merging Fund Common Stock is to be converted pursuant to this Agreement are duly authorized and upon conversion will be validly issued and will be fully paid and nonassessable (except as set forth in the Registration Statement) by Surviving Fund and no shareholder of Surviving Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Surviving Fund's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Surviving Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Surviving Fund's Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an officer of Surviving Fund whose responsibility it is to advise Surviving Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Surviving Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Merging Fund will have received an opinion of Ropes & Gray LLP dated as of the Effective Time (which opinion would be based upon certain factual representations and subject to certain qualifications) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the vesting in Surviving Fund of all of the property and liabilities of Merging Fund pursuant to the Articles of Merger, constitutes a reorganization within the meaning of Section 368(a) of the Code and Merging Fund and Surviving Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Merging Fund upon the vesting of the Investments in Surviving Fund, (iii) no gain or loss will be recognized by the Merging Fund shareholders on the conversion of their shares of the Merging Fund into Merger Shares, (iv) the aggregate basis of the Merger Shares a Merging Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of the Merging Fund shares he or she held immediately prior to the merger and (v) a Merging Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Merging Fund shares that were converted into such Merger Shares, provided that the shareholder held Merging Fund's shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all proceedings taken by or on behalf of Surviving Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Merging Fund and Ropes & Gray LLP.

(i) That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Surviving Fund, threatened by the Commission.

(j) That Merging Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

ARTICLE IX.

INDEMNIFICATION

Section 9.01. Merging Fund will indemnify and hold harmless, out of the assets of Merging Fund but no other assets, Surviving Fund, its trustees and its officers (for purposes of this section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Merging Fund contained in the Registration Statement, the Prospectuses, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Merging Fund required to be stated therein or necessary to make the statements relating to Merging Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Merging Fund. The Indemnified Parties will notify Merging Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.01. Merging Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.01, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Merging Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Merging Fund's obligation under this Section 9.01 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Merging Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.01 without the necessity of the Indemnified Parties' first paying the same.

Section 9.02. Surviving Fund will indemnify and hold harmless, out of the assets of Surviving Fund but no other assets, Merging Fund, its trustees and its officers (for purposes of this section, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Surviving Fund contained in the Registration Statement, the Prospectuses, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Surviving Fund required to be stated therein or necessary to make the statements relating to Surviving Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Surviving Fund. The Indemnified Parties will notify Surviving Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 9.02. Surviving Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 9.02, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Surviving Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Surviving Fund's obligation under this Section 9.02 to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Surviving Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 9.02 without the necessity of the Indemnified Parties' first paying the same.

ARTICLE X.

NO BROKER

Section 10.01. Each of Merging Fund and Surviving Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

ARTICLE XI.

RULE 145

Section 11.01. Pursuant to Rule 145 under the 1933 Act, Surviving Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon any certificates issued to such person a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE

TRANSFERRED EXCEPT TO PUTNAM NEW YORK TAX EXEMPT INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM NEW YORK TAX EXEMPT INCOME FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, Surviving Fund will issue stop transfer instructions to Surviving Fund's transfer agent with respect to such shares. Merging Fund will provide Surviving Fund on the Effective Time with the name of any Merging Fund shareholder who is to the knowledge of Merging Fund an affiliate of Merging Fund on such date.

ARTICLE XII.

COVENANTS, ETC. DEEMED MATERIAL

Section 12.01. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

ARTICLE XIII.

SOLE AGREEMENT

Section 13.01. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and will be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

ARTICLE XIV.

AGREEMENT AND DECLARATION OF TRUST

Section 14.01. A copy of the Agreement and Declaration of Trust, as amended, of Surviving Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of such Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Surviving Fund individually but are binding only upon the assets and property of Surviving Fund.

Section 14.02. A copy of the Agreement and Declaration of Trust, as amended, in effect as of the date hereof and at all times prior to the Conversion, of Merging Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of such Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Surviving Fund individually but are binding upon the assets and property of the Merging Fund.

ARTICLE XV.

ORGANIC DOCUMENTS

Section 15.01. From and after the Effective Time, and until thereafter duly amended, the Agreement and Declaration of Trust of the Surviving Fund shall be the Agreement and Declaration of Trust of the Surviving Fund in effect immediately prior to the Effective Time. From and after the Effective Time, the Bylaws of the Surviving Fund in effect immediately prior to the Effective Time shall remain the Bylaws of the Surviving Fund until duly amended.

ARTICLE XVI.

AMENDMENT AND TERMINATION

Section 16.01. The parties hereto by mutual consent of their respective Boards of Trustees and Directors, as applicable, may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time to the extent permitted by Mass. Gen. Laws 156D.

Section 16.02. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of the Merging Fund, by action of the Board of Directors or Board of Trustees of either Constituent Fund, as applicable, if the applicable Board for such Constituent Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Constituent Fund or its interest holders.

ARTICLE XVII.

EFFECTIVE TIME OF THE MERGER

Section 17.01. Subject to the authority to terminate this Agreement as set forth in Section 16.02 hereof, the Constituent Funds shall do all such acts and things as shall be necessary or desirable in order to make the Effective Time occur on June 25, 2007 as practicable.

ARTICLE XVIII.

MISCELLANEOUS

Section 18.01. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Surviving Fund and Merging Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Directors and

Trustees, as applicable, have each caused this Agreement and Plan of Merger to be executed as of the date first written above by its President or Executive Vice President or Treasurer or Assistant Treasurer.

PUTNAM NEW YORK INVESTMENT	PUTNAM NEW YORK TAX EXEMPT
GRADE MUNICIPAL TRUST	INCOME FUND

By:	By:
_________________	_________________
Name:	Name:
Title:	Title:

Annex I: Form of Plan of Entity Conversion

[See Appendix A of this prospectus/proxy statement]

Annex II: Form of Articles of Merger

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED                                                                      Articles of Merger                                                      FORM MUST BE TYPED
Involving Domestic Entities
(General Laws Chapter 156D, Section 11.06; 950 CMR 136.36)

(1) Exact name of each domestic corporation or other entity involved in the merger:

Putnam New York Investment Grade Municipal Corporation
_______________________________________________________________________________________________________________

Putnam New York Tax Exempt Income Fund
_______________________________________________________________________________________________________________

(2) Exact name of the surviving entity: Putnam New York Tax Exempt Income Fund
                                                                    __________________________________________________________________________________

(3) The merger shall be effective at the time and on the date approved by the Division, unless a later effective date not more than 90 days from the date and time of filing is specified:
                                                                                                          __________________________________________________________________

(check appropriate box)

(4) ☐ The plan of merger was duly approved by the shareholders, and where required, by each separate voting group as provided by G.L. Chapter 156D and the articles of organization.

OR

☒  The plan of merger did not require the approval of the shareholders.

(5) Participation of each other entity was duly authorized by the law under which the other entity is organized or by which it is governed and by its articles of organization or other organizational documents.

(6) Attach any amendment to articles of organization of the surviving entity, where the survivor is a domestic business corporation.

(7) Attach the articles of organization of the surviving entity where the survivor is a NEW domestic business corporation, including all the supplemental information required by 950 CMR 113.16.

Signed by: ____________________________________________________________________________________________________________
                                                                                                                       (signature of authorized individual)

☐ ☐ Chairman of the board of directors,

☐ President,

☐ ☐ Other officer,

☐☐ Court-appointed fiduciary,

on this _________________________day of_________________________________________, _____________________

Signed by: __________________________________________________________________________________________
                                                                                                                       (signature of authorized individual)

☐ ☐ Chairman of the board of directors,

☐ President,

☐ ☐ Other officer,

☐☐ Court-appointed fiduciary,

on this _________________________day of_________________________________________, _____________________

The Commonwealth of Massachusetts
William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

Articles of Merger
Involving Domestic Entities
(General Laws Chapter 156D, Section 9.53; 950 CMR 113.30)

I hereby certify that upon examination of these articles of merger, duly submitted to me, it appears that the provisions of the General Laws relative thereto have been complied with, and I hereby approve said articles; and the filing fee in the amount of $______having been paid, said articles are deemed to have been filed with me this _____________day of _____________, 20______, at _________a.m./p.m.
                                                                                                                                                                                                                                                                                           time

Effective date: ____________________________________________________________________________________________________________________
                                                                                                                                                                                  (must be within 90 days of date submitted)

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

Filing fee: Minimum $250

TO BE FILLED IN BY CORPORATION
Contact Information:

[John Gerstmayr, Esq. c/o Ropes & Gray LLP]
_______________________________________________________________________________
[One International Place]
_______________________________________________________________________________
[Boston, MA 02210]
_______________________________________________________________________________
Telephone: [617-951-7393]
                    __________________________________________________________
 Email: [john.gerstmayr@ropesgray.com]
            ______________________________________________________________

Upon filing, a copy of this filing will be available at www.sec.state.ma.us/cor. If the document is rejected, a copy of the rejection sheet and rejected document will be available in the rejected queue.

Appendix C

Massachusetts General Laws
Chapter 156D Business Corporations
Part 13

Subdivision A. Right to Dissent and Obtain Payment for Shares

§ 13.01. Definitions.

In this PART the following words shall have the following meanings unless the context requires otherwise:

“Affiliate”, any person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control of or with another person.

“Beneficial shareholder”, the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

“Corporation”, the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in sections 13.22 to 13.31, inclusive, includes the surviving entity in a merger.

“Fair value”, with respect to shares being appraised, the value of the shares immediately before the effective date of the corporate action to which the shareholder demanding appraisal objects, excluding any element of value arising from the expectation or accomplishment of the proposed corporate action unless exclusion would be inequitable.

“Interest”, interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

“Marketable securities”, securities held of record by, or by financial intermediaries or depositories on behalf of, at least 1,000 persons and which were

(a) listed on a national securities exchange,

(b) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

(c) listed on a regional securities exchange or traded in an interdealer quotation system or other trading system and had at least 250,000 outstanding shares, exclusive of shares held by officers, directors and affiliates, which have a market value of at least $5,000,000.

“Officer”, the chief executive officer, president, chief operating officer, chief financial officer, and any vice president in charge of a principal business unit or function of the issuer.

“Person”, any individual, corporation, partnership, unincorporated association or other entity.

“Record shareholder”, the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

“Shareholder”, the record shareholder or the beneficial shareholder.

§ 13.02. Right to Appraisal.

(a) A shareholder is entitled to appraisal rights, and obtain payment of the fair value of his shares in the event of, any of the following corporate or other actions:

(1) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger by section 11.04 or the articles of organization or if the corporation is a subsidiary that is merged with its parent under section 11.05, unless, in either case, (A) all shareholders are to receive only cash for their shares in amounts equal to what they would receive upon a dissolution of the corporation or, in the case of shareholders already holding marketable securities in the merging corporation, only marketable securities of the surviving corporation and/or cash and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the merger other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the merging or the surviving corporation or of any affiliate of the surviving corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(2) consummation of a plan of share exchange in which his shares are included unless: (A) both his existing shares and the shares, obligations or other securities to be acquired are marketable securities; and (B) no director, officer or controlling shareholder has a direct or indirect material financial interest in the share exchange other than in his capacity as (i) a shareholder of the corporation whose shares are to be exchanged, (ii) a director, officer, employee or consultant of either the corporation whose shares are to be exchanged or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation whose shares are to be exchanged in the aggregate;

(3) consummation of a sale or exchange of all, or substantially all, of the property of the corporation if the sale or exchange is subject to section 12.02, or a sale or exchange of all, or substantially all, of the property of a corporation in dissolution, unless:

(i) his shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for his shares; or

(ii) the sale or exchange is pursuant to court order; or

(iii) in the case of a sale or exchange of all or substantially all the property of the corporation subject to section 12.02, approval of shareholders for the sale or exchange is conditioned upon the dissolution of the corporation and the distribution in cash or, if his shares are marketable securities, in marketable securities and/or cash, of substantially all of its net assets, in excess of a reasonable amount reserved to meet unknown claims under section 14.07, to the shareholders in accordance with their respective interests within one year after the sale or exchange and no director, officer or controlling shareholder has a direct or indirect material financial interest in the sale or exchange other than in his capacity as (i) a shareholder of the corporation, (ii) a director, officer, employee or consultant of either the corporation or the acquiring corporation or of any affiliate of the acquiring corporation if his financial interest is pursuant to bona fide arrangements with either corporation or any such affiliate, or (iii) in any other capacity so long as the shareholder owns not more than five percent of the voting shares of all classes and series of the corporation in the aggregate;

(4) an amendment of the articles of organization that materially and adversely affects rights in respect of a shareholder’s shares because it:

(i) creates, alters or abolishes the stated rights or preferences of the shares with respect to distributions or to dissolution, including making non-cumulative in whole or in part a dividend theretofore stated as cumulative;

(ii) creates, alters or abolishes a stated right in respect of conversion or redemption, including any provision relating to any sinking fund or purchase, of the shares;

(iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

(iv) excludes or limits the right of the holder of the shares to vote on any matter, or to cumulate votes, except as such right may be limited by voting rights given to new shares then being authorized of an existing or new class; or

(v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under section 6.04;

(5) an amendment of the articles of organization or of the bylaws or the entering into by the corporation of any agreement to which the shareholder is not a party that adds restrictions on the transfer or registration or any outstanding shares held by the shareholder or amends any pre-existing restrictions on the transfer or registration of his shares in a manner which is materially adverse to the ability of the shareholder to transfer his shares;

(6) any corporate action taken pursuant to a shareholder vote to the extent the articles of organization, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to appraisal;

(7) consummation of a conversion of the corporation to nonprofit status pursuant to subdivision B of PART 9; or

(8) consummation of a conversion of the corporation into a form of other entity pursuant to subdivision D of PART 9.

(b) Except as otherwise provided in subsection (a) of section 13.03, in the event of corporate action specified in clauses (1), (2), (3), (7) or (8) of subsection (a), a shareholder may assert appraisal rights only if he seeks them with respect to all of his shares of whatever class or series.

(c) Except as otherwise provided in subsection (a) of section 13.03, in the event of an amendment to the articles of organization specified in clause (4) of subsection (a) or in the event of an amendment of the articles of organization or the bylaws or an agreement to which the shareholder is not a party specified in clause (5) of subsection (a), a shareholder may assert appraisal rights with respect to those shares adversely affected by the amendment or agreement only if he seeks them as to all of such shares and, in the case of an amendment to the articles of organization or the bylaws, has not voted any of his shares of any class or series in favor of the proposed amendment.

(d) The shareholder’s right to obtain payment of the fair value of his shares shall terminate upon the occurrence of any of the following events:

(i) the proposed action is abandoned or rescinded; or

(ii) a court having jurisdiction permanently enjoins or sets aside the action; or

(iii) the shareholder’s demand for payment is withdrawn with the written consent of the corporation.

(e) A shareholder entitled to appraisal rights under this chapter may not challenge the action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 13.03. Assertion of Rights by Nominees and Beneficial Owners.

(a) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(b) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(1) submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in subclause (ii) of clause (2) of subsection (b) of section 13.22; and

(2) does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

Subdivision B. Procedure for Exercise of Appraisal Rights

§ 13.20. Notice of Appraisal Rights.

(a) If proposed corporate action described in subsection (a) of section 13.02 is to be submitted to a vote at a shareholders’ meeting or through the solicitation of written consents, the meeting notice or solicitation of consents shall state that the corporation has concluded that shareholders are, are not or may be entitled to assert appraisal rights under this chapter and refer to the necessity of the shareholder delivering, before the vote is taken, written notice of his intent to demand payment and to the requirement that he not vote his shares in favor of the proposed action. If the corporation concludes that appraisal rights are or may be available, a copy of this chapter shall accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(b) In a merger pursuant to section 11.05, the parent corporation shall notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice shall be sent within 10 days after the corporate action became effective and include the materials described in section 13.22.

§ 13.21. Notice of Intent to Demand Payment.

(a) If proposed corporate action requiring appraisal rights under section 13.02 is submitted to vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(1) shall deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed action is effectuated; and

(2) shall not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment under this chapter.

§ 13.22. Appraisal Notice and Form.

(a) If proposed corporate action requiring appraisal rights under subsection (a) of section 13.02 becomes effective, the corporation shall deliver a written appraisal notice and form required by clause (1) of subsection (b) to all shareholders who satisfied the requirements of section 13.21 or, if the action was taken by written consent, did not consent. In the case of a merger under section 11.05, the parent shall deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(b) The appraisal notice shall be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(1) supply a form that specifies the date of the first announcement to shareholders of the principal terms of the proposed corporate action and requires the shareholder asserting appraisal rights to certify (A) whether or not beneficial ownership of those shares for which appraisal rights are asserted was acquired before that date and (B) that the shareholder did not vote for the transaction;

(2) state:

(i) where the form shall be sent and where certificates for certificated shares shall be deposited and the date by which those certificates shall be deposited, which date may not be earlier than the date for receiving the required form under subclause (ii);

(ii) a date by which the corporation shall receive the form which date may not be fewer than 40 nor more than 60 days after the date the subsection (a) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date;

(iii) the corporation’s estimate of the fair value of the shares;

(iv) that, if requested in writing, the corporation will provide, to the shareholder so requesting, within 10 days after the date specified in clause (ii) the number of shareholders who return the forms by the specified date and the total number of shares owned by them; and

(v) the date by which the notice to withdraw under section 13.23 shall be received, which date shall be within 20 days after the date specified in subclause (ii) of this subsection; and

(3) be accompanied by a copy of this chapter.

§ 13.23. Perfection of Rights; Right to Withdraw.

(a) A shareholder who receives notice pursuant to section 13.22 and who wishes to exercise appraisal rights shall certify on the form sent by the corporation whether the beneficial owner of the shares acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to clause (1) of subsection (b) of section 13.22. If a shareholder fails to make this certification, the corporation may elect to treat the shareholder’s shares as after-acquired shares under section 13.25. In addition, a shareholder who wishes to exercise appraisal rights shall execute and return the form and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to subclause (ii) of clause (2) of subsection (b) of section 13.22. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to said subsection (b).

(b) A shareholder who has complied with subsection (a) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to subclause (v) of clause (2) of subsection (b) of section 13.22. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(c) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates where required, each by the date set forth in the notice described in subsection (b) of section 13.22, shall not be entitled to payment under this chapter.

§ 13.24. Payment.

(a) Except as provided in section 13.25, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, the corporation shall pay in cash to those shareholders who complied with subsection (a) of section 13.23 the amount the corporation estimates to be the fair value of their shares, plus interest.

(b) The payment to each shareholder pursuant to subsection (a) shall be accompanied by:

(1) financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation’s estimate of the fair value of the shares, which estimate shall equal or exceed the corporation’s estimate given pursuant to subclause (iii) of clause (2) of subsection (b) of section 13.22; and

(3) a statement that shareholders described in subsection (a) have the right to demand further payment under section 13.26 and that if any such shareholder does not do so within the time period specified therein, such shareholder shall be deemed to have accepted the payment in full satisfaction of the corporation’s obligations under this chapter.

§ 13.25. After-Acquired Shares.

(a) A corporation may elect to withhold payment required by section 13.24 from any shareholder who did not certify that beneficial ownership of all of the shareholder’s shares for which appraisal rights are asserted was acquired before the date set forth in the appraisal notice sent pursuant to clause (1) subsection (b) of section 13.22.

(b) If the corporation elected to withhold payment under subsection (a) it must, within 30 days after the form required by subclause (ii) of clause (2) of subsection (b) of section 13.22 is due, notify all shareholders who are described in subsection (a):

(1) of the information required by clause (1) of subsection (b) of section 13.24:

(2) of the corporation’s estimate of fair value pursuant to clause (2) of subsection (b) of said section 13.24;

(3) that they may accept the corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under section 13.26;

(4) that those shareholders who wish to accept the offer shall so notify the corporation of their acceptance of the corporation’s offer within 30 days after receiving the offer; and

(5) that those shareholders who do not satisfy the requirements for demanding appraisal under section 13.26 shall be deemed to have accepted the corporation’s offer.

(c) Within 10 days after receiving the shareholder’s acceptance pursuant to subsection (b), the corporation shall pay in cash the amount it offered under clause (2) of subsection (b) to each shareholder who agreed to accept the corporation’s offer in full satisfaction of the shareholder’s demand.

(d) Within 40 days after sending the notice described in subsection (b), the corporation must pay in cash the amount if offered to pay under clause (2) of subsection (b) to each shareholder deserved in clause (5) of subsection (b).

§ 13.26. Procedure if Shareholder Dissatisfied With Payment or Offer.

(a) A shareholder paid pursuant to section 13.24 who is dissatisfied with the amount of the payment shall notify the corporation in writing of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest, less any payment under section 13.24. A shareholder offered payment under section 13.25 who is dissatisfied with that offer shall reject the offer and demand payment of the shareholder’s stated estimate of the fair value of the shares plus interest.

(b) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (a) within 30 days after receiving the corporation’s payment or offer of payment under section 13.24 or section 13.25, respectively, waives the right to demand payment under this section and shall be entitled only to the payment made or offered pursuant to those respective sections.

Subdivision C. Judicial Appraisal of Shares

§ 13.30. Court Action.

(a) If a shareholder makes demand for payment under section 13.26 which remains unsettled, the corporation shall commence an equitable proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay in cash to each shareholder the amount the shareholder demanded pursuant to section 13.26 plus interest.

(b) The corporation shall commence the proceeding in the appropriate court of the county where the corporation’s principal office, or, if none, its registered office, in the commonwealth is located. If the corporation is a foreign corporation without a registered office in the commonwealth, it shall commence the proceeding in the county in the commonwealth where the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(c) The corporation shall make all shareholders, whether or not residents of the commonwealth, whose demands remain unsettled parties to the proceeding as an action against their shares, and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law or otherwise as ordered by the court.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint 1 or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them, or in any amendment to it. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each shareholder made a party to the proceeding is entitled to judgment (i) for the amount, if any, by which the court finds the fair value of the shareholder’s shares, plus interest, exceeds the amount paid by the corporation to the shareholder for such shares or (ii) for the fair value, plus interest, of the shareholder’s shares for which the corporation elected to withhold payment under section 13.25.

§ 13.31. Court Costs and Counsel Fees.

(a) The court in an appraisal proceeding commenced under section 13.30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess cost against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(b) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with the requirements of sections 13.20, 13.22, 13.24 or 13.25; or

(2) against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(d) To the extent the corporation fails to make a required payment pursuant to sections 13.24, 13.25, or 13.26, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

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I.	Questions and Answers Regarding Approval of the Merger	[ ]
II.	Risk Factors	[ ]
III.	Information about the Proposed Merger	[ ]
IV.	Information about the Funds	[ ]
V.	Further Information about Voting and the Meeting	[ ]
	Appendix A—Form of Plan of Entity Conversion	A-1
	Appendix B—Form of Agreement and Plan of Merger	B-1
Appendix C—Part 13 of the Massachusetts Business
	Corporation Act (Mass. Gen. Laws ch. 156D)	C-1

To vote by mail	To vote by telephone	To vote on the web

Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
have the proxy ballot at hand.
Check the appropriate boxes		proxy ballot at hand.
on the reverse side.	Call 1-866-241-6192.	Go to https:/vote.proxy-direct.com.

Sign and date the proxy ballot.	Follow the automated	Follow the instructions on the site.
telephone directions.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of Putnam New York Investment Grade Municipal Trust. The meeting will take place on June 22, 2007 at [11:00] a.m., Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any postponement or adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PUT___A

Proposal	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

□ To vote on the Proposal as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR BOTH PARTS OF PROPOSAL 1.

1a. Approval of a Plan of Entity Conversion providing for the conversion of Putnam New	FOR	AGAINST	ABSTAIN
York Investment Grade Municipal Trust (the “NY Closed-End Fund”) from a Massachusetts	□	□	□
business trust to a Massachusetts business corporation (the “Conversion”).

1b. Approval of an Agreement and Plan of Merger providing that, following the Conversion,	□	□	□
the NY Closed-End Fund will merge with and into Putnam New York Tax Exempt Income
Fund.

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

MAY [□], 2007

This Statement of Additional Information (the “SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of Putnam New York Tax Exempt Income Fund (the “NY Open-End Fund”), dated May [□], 2007, relating to the merger of Putnam New York Investment Grade Municipal Trust (the “NY Closed-End Fund” and, together with the NY Open-End Fund, the “Funds”) with and into the NY Open-End Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus, into which this SAI is incorporated by reference. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581. The Prospectus and this SAI are also available on the Securities and Exchange Commission's Internet website (http://www.sec.gov).

Further information about the NY Open-End Fund (File No. 811- 07274) is contained in its statement of additional information dated March 30, 2007, as supplemented from time to time, which is attached to this SAI as Exhibit A. The audited financial statements and related independent public accounting firm's report for the NY Open-End Fund contained in the annual report to shareholders for the fiscal year ended November 30, 2006, filed on January 26, 2007, is incorporated herein by reference. No other parts of the annual reports to shareholders is incorporated by reference herein.

The audited financial statements and related independent public accounting firm's report for the NY Closed End Fund (File No. 811- 05278) contained in the annual report to shareholders for the fiscal year ended April 30, 2006, filed on June 28, 2006, and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended October 31, 2006, filed on December 28, 2006, are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders is incorporated by reference herein.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the NY Open-End Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the NY Closed-End Fund. Each provides audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the applicable fund. The audited financial statements for each fund, incorporated by reference into this SAI, have been so included and incorporated in reliance upon the respective reports of KPMG LLP and PricewaterhouseCoopers LLP, given by each based on their authority as experts in auditing and accounting.

The pro forma financial statements required by Rule 11-01 of Regulation S-X under the Securities Act of 1933 have been omitted from this Registration Statement in accordance with to Item 14 of Form N-14 because the net asset value of the NY Closed-End Fund did not exceed ten percent of the NY Open-End Fund's net asset value as of April 19, 2007.

Exhibit A

Putnam New York Tax Exempt Income Fund

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

3/30/07

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Certain disclosure has been incorporated by reference from the fund's annual report. For a free copy of the fund's annual report or a prospectus dated 3/30/07, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at www.putnam.com or write Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

502107

PART I

FUND ORGANIZATION AND CLASSIFICATION	I-3

INVESTMENT RESTRICTIONS	I-4

CHARGES AND EXPENSES	I-5

OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS	I-13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL	I-14

STATEMENTS

PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1

TAXES	II-31

MANAGEMENT	II-38

DETERMINATION OF NET ASSET VALUE	II-55

HOW TO BUY SHARES	II-57

DISTRIBUTION PLANS	II-67

INVESTOR SERVICES	II-74

SIGNATURE GUARANTEES	II-78

REDEMPTIONS	II-78

SHAREHOLDER LIABILITY	II-78

DISCLOSURE OF PORTFOLIO INFORMATION	II-78

PROXY VOTING GUIDELINES AND PROCEDURES	II-80

SECURITIES RATINGS	II-80

DEFINITIONS	II-84

APPENDIX A	II-86

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam New York Tax Exempt Income Fund is a Massachusetts business trust organized on May 12, 1983. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

(8) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest., except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1) The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

Management fees

Under a Management Contract dated July 1, 1999, the fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets:

0.60% of the first $500 million;

0.50% of the next $500 million;

0.45% of the next $500 million;

0.40% of the next $5 billion;

0.375% of the next $5 billion;

0.355% of the next $5 billion;

0.34% of the next $5 billion; and

0.33% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

		Amount of	Amount management fee
	Management	management	would have been without
Fiscal year	fee paid	fee waived	expense limitation

2006	$5,972,705	$0	$5,972,705

2005	$6,511,753	$0	$6,511,753

2004	$6,820,191	$237,447	$7,057,638

Expense limitation. In order to limit expenses through November 30, 2007, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

Brokerage
Fiscal year	commissions

2006	$3,740

2005	$5,539

2004	$0

There were no transactions placed with brokers and dealers during the most recent fiscal year to recognize research services received by Putnam Management and its affiliates.

Administrative expense reimbursement

The fund reimbursed Putnam Management for administrative services during fiscal 2006, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

Portion of total
reimbursement for
Total	compensation and
reimbursement	contributions

$33,646	$27,704

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2006.

Name of Trustee	Dollar range of Putnam New	Aggregate dollar range of shares
	York Tax Exempt Income	held in all of the Putnam funds
	Fund shares owned	overseen by Trustee

Jameson A. Baxter	$1-$10,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Myra R. Drucker	$1-$10,000	over $100,000

John A. Hill	$10,001-$50,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

Elizabeth T. Kennan	$1-$10,000	over $100,000

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$1-$10,000	over $100,000

W. Thomas Stephens	$1-$10,000	over $100,000

Richard B. Worley	$1-$10,000	over $100,000

*Charles E. Haldeman, Jr.	$10,001-$50,000	over $100,000

*George Putnam, III	$10,001-$50,000	over $100,000

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management or as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and additional fees for each Trustees' meeting attended, for attendance at industry seminars and for certain compliance-related services. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

Audit and Compliance Committee*	13

Board Policy and Nominating Committee	10

Brokerage Committee**	7

Contract Committee	15

Distributions Committee	11

Executive Committee	2

Investment Oversight Committees	35

Marketing Committee***	7

Pricing Committee*	11

Shareholder Communications and Relations Committee***	7

Investment Process Committee****	10

* Effective January 2006, the responsibilities of the Audit and Pricing Committee were divided between two separate committees, the Audit and Compliance Committee and the Pricing Committee. The number of meetings also includes the number of meetings held by the Audit and Pricing Committee prior to the formation of the new committees.

** Effective January 2006, the Brokerage and Custody Committee was renamed the Brokerage Committee.

*** Effective January 2006, certain responsibilities of the Communication, Service and Marketing Committee were assigned to two new committees, the Marketing Committee and the Shareholder Communications and Relations Committee. The number of meetings also includes the number of meetings held by the Communication, Service and Marketing Committee prior to the formation of the new committees.

****The Investment Process Committee began meeting in January 2006.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2006, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2006:

COMPENSATION TABLE

		Pension or
		retirement	Estimated
		benefits	annual	Total
	Aggregate	accrued as	benefits from	compensation
	compensation	part of	all Putnam	from all
	from the	fund	funds upon	Putnam
Trustees/Year	fund	expenses	retirement(1)	funds(2)

Jameson A. Baxter/1994(3)	$2,849	$1,008	$110,500	$290,000

Charles B. Curtis/2001	$2,774	$1,456	$113,900	$300,000

Myra R. Drucker/2004(3)	$2,705	$0	N/A	$290,000

Charles E. Haldeman,
Jr./2004	$0	$0	N/A	$0

John A. Hill/1985(3)(4)	$3,688	$1,385	$161,700	$421,419

Paul L. Joskow/1997(3)	$2,791	$877	$113,400	$295,000

Elizabeth T.
Kennan/1992(3)	$2,876	$1,275	$108,000	$300,000

Kenneth R. Leibler/2006(5)	$477	$0	N/A	$47,500

John H. Mullin,
III/1997(3)(6)	$1,613	$1,122	$107,400	$185,000

Robert E. Patterson/1984	$2,826	$772	$106,500	$300,000

George Putnam, III/1984(4)	$3,010	$702	$130,300	$320,000

W. Thomas
Stephens/1997(3)	$2,697	$1,067	$107,100	$290,000

Richard B. Worley/2004	$2,779	$0	N/A	$300,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005. For Mr. Mullin, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(2) As of December 31, 2006 there were 107 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as Chairman of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2006, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter - $9,882; Ms. Drucker - $843; Mr. Hill - $45,001; Dr. Joskow - $11,748; Dr. Kennan - $911; Mr. Mullin - $12,771; and Mr. Stephens - $1,097.

(4) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

(5) Mr. Leibler was elected to the Board of Trustees of the Putnam funds on October 12, 2006.

(6) Mr. Mullin retired from the Board of Trustees of the Putnam funds on June 30, 2006.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

At February 28, 2007, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

Class	Shareholder name and address	Percentage
		Owned

A	Citigroup Global Markets Inc.	7.20%
	333 West 34th Street
	New York, NY 10001-2402

A	Merrill, Lynch, Pierce, Fenner & Smith	9.10%
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

B	Citigroup Global Markets Inc.	6.80%
	333 West 34th Street
	New York, NY 10001

B	Merrill, Lynch, Pierce, Fenner & Smith	6.90%
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

C	Citigroup Global Markets Inc.	10.60%
	333 West 34th Street
	New York, NY 10001

C	Merrill, Lynch, Pierce, Fenner & Smith	20.20%
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

M	NFS LLC	12.40%
	5769 Pray St
	Bonita, CA 91902

M	Pershing LLC	31.20%
	P.O. Box 2052
	Jersey City, NJ 07303

Distribution fees

During fiscal 2006, the fund paid the following 12b-1 fees to Putnam Retail Management:

Class A	Class B	Class C	Class M

$2,253,749	$606,922	$104,300	$12,889

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales charges retained
	Total front-	by Putnam Retail	Contingent
	end sales	Management after	deferred sales
Fiscal year	charges	dealer concessions	charges

2006	$489,127	$49,715	$0

2005	$396,086	$34,718	$9,623

2004	$432,003	$17,730	$162

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred sales
Fiscal year	charges

2006	$99,469

2005	$110,580

2004	$196,234

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent
deferred sales
Fiscal year	charges

2006	$2,418

2005	$473

2004	$601

Class M sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales charges retained by
	Total front-	Putnam Retail
	end sales	Management after dealer
Fiscal year	charges	concessions

2006	$458	$65

2005	$831	$96

2004	$674	$84

Investor servicing and custody fees and expenses

During the 2006 fiscal year, the fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

Investor Servicing fees	Custody fees

$572,969	$147,793

OTHER ACCOUNTS MANAGED BY THE FUND'S PORTFOLIO MANAGERS

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Leader and Portfolio Members managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-		assets from more than one		single-sponsor defined
Member	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Thalia Meehan	20	$8,613,200,000	3	$900,000	3	$484,100,000

Paul Drury	20	$8,613,200,000	3	$900,000	3	$483,200,000

Brad Libby	20	$8,613,200,000	3	$900,000	3	$483,300,000

Susan McCormack	20	$8,613,200,000	3	$900,000	3	$483,300,000

See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the fund's independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fiscal year ended November 30, 2006, are incorporated by reference into this SAI. The fund’s Annual Report for the fiscal year ended November 30, 2006 was filed electronically on January 26, 2007 (File No. 811-03741). The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-1

TAXES	II-31

MANAGEMENT	II-38

DETERMINATION OF NET ASSET VALUE	II-55

HOW TO BUY SHARES	II-57

DISTRIBUTION PLANS	II-67

INVESTOR SERVICES	II-74

SIGNATURE GUARANTEES	II-78

REDEMPTIONS	II-78

SHAREHOLDER LIABILITY	II-78

DISCLOSURE OF PORTFOLIO INFORMATION	II-78

PROXY VOTING GUIDELINES AND PROCEDURES	II-80

SECURITIES RATINGS	II-80

DEFINITIONS	II-84

APPENDIX A	II-86

3-30-07

THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL.

Alternative Investment Strategies	Mortgage-backed and Asset-backed Securities

Bank Loans	Options on Securities

Borrowing	Preferred Stocks and Convertible Securities

Derivatives	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short-term Trading

Industry and Sector Groups	Special Purpose Acquisition Companies

Inflation-Protected Securities	Structured investments

Initial Public Offerings (IPOs)	Swap Agreements

Inverse Floaters	Tax-exempt Securities

Lower-rated Securities	Warrants

Money Market Instruments	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

Under normal market conditions, the fund seeks to remain fully invested and to minimize its cash holdings. However, at times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign currencies. The fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the Investment Company Act of 1940. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “Borrowing.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In that case the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depository Receipts (ADRs) as well as other “hybrid” forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

The fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Industry and Sector Groups

Putnam Management uses a customized set of industry and sector groups for classifying securities ("Putnam Industry Codes"). The Putnam Industry Codes are based on an expanded Standard & Poor’s industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities. For presentation purposes, the fund may apply the Putnam Industry Codes differently in reporting industry groups in the fund’s shareholder reports or other communications.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings (IPOs)

The fund may purchase debt or equity securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund and Putnam Prime Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may from time to time invest all or a portion of its cash balances in Putnam Prime Money Market Fund or other money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and Expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Internal Revenue Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income tax purposes. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

The fund, unless it is a money market fund, may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities or certain other investment-grade, fixed-income securities (including, without limitation, certain corporate bonds and notes, commercial paper, mortgage-backed securities and short-term securities). Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price. The fund's ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “Options on Securities.”

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt securities, zero-coupon Tax-exempt securities, or “stripped” Tax-exempt securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “Redeemable securities,” “Zero-coupon and payment-in-kind bonds,” “Structured investments,” and “Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

The amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage Related and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt securities. The money market funds may also invest in Tax-exempt securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on Tax-exempt securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from the fund's portfolio, but Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the fund’s investments in loan participations, the fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Properly designated distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held by the fund for more than one year over net losses from the sale of capital assets held for not more than one year) (“Capital Gain Dividends”) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

If a fund invests all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income.

If a fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets— for taxable years beginning before January 1, 2011.

Exempt-interest dividends. The fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund’s fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Insured Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in tax exempt securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Insured Municipal Fund will be taxable for purposes of the federal AMT.

Hedging transactions. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of the fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the fund’s book income is less than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Return of capital distributions. If the fund makes a distribution to you in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. The fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in Part I of this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Under current law, a fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by underlying funds. In general, a fund may elect to pass through to its shareholders foreign income taxes it pays only in the case where it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

Investment by the fund in “passive foreign investment companies” could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a fund’s percentage ownership in an underlying fund both before and after a redemption of underlying fund shares, the fund’s redemption of shares of such underlying fund may cause the fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.

Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of the fund beginning before January 1, 2008, the fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (a “short-term capital gain dividend”). A fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

The fact that a fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

MANAGEMENT

Trustees

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Jameson A. Baxter (Born	President of Baxter	Director of ASHTA Chemicals, Inc., Banta
1943), Trustee since 1994 and	Associates, Inc., a	Corporation (a printing and digital imaging firm),
Vice Chairman since 2005	private investment firm	Ryerson Tull, Inc. (a steel service corporation), the
	that she founded in	Mutual Fund Directors Forum, Advocate Health
	1986.	Care and BoardSource (formerly the National Center
for Nonprofit Boards). She is Chairman Emeritus of
the Board of Trustees, Mount Holyoke College,
having served as Chairman for five years and as a
board member for thirteen years. Until 2002, Ms.
Baxter was a Director of Intermatic Corporation (a
manufacturer of energy control products).

Charles B. Curtis (Born	President and Chief	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Operating Officer,	Trustee Advisory Council of the Applied Physics
	Nuclear Threat Initiative	Laboratory, Johns Hopkins University and serves as
	(a private foundation	a Director of Edison International and Southern
	dealing with national	California Edison. Until 2003, Mr. Curtis was a
	security issues) and	Member of the Electric Power Research Institute
	serves as Senior Advisor	Advisory Council and the University of Chicago
	to the United Nations	Board of Governors for Argonne National
	Foundation.	Laboratory. Prior to 2002, Mr. Curtis was a
Member of the Board of Directors of the Gas
Technology Institute and the Board of Directors of
the Environment and Natural Resources Program
Steering Committee, John F. Kennedy School of
Government, Harvard University. Until 2001, Mr.
Curtis was a Member of the Department of Defense
Policy Board and Director of EG&G Technical
Services, Inc. (a fossil energy research and
development support company).

Myra R. Drucker (Born	Ms. Drucker is Chair of	Ms. Drucker is an ex-officio member of the New
1948), Trustee since 2004	the Board of Trustees of	York Stock Exchange (NYSE) Pension Managers
	Commonfund (a not-for-	Advisory Committee, having served as Chair for
	profit firm specializing	seven years and a member of the Executive
	in asset management for	Committee of the Committee on Investment of
	educational endowments	Employee Benefit Assets. Until August 31, 2004,
	and foundations), Vice	Ms. Drucker was Managing Director and a member
	Chair of the Board of	of the Board of Directors of General Motors Asset
	Trustees of Sarah	Management and Chief Investment Officer of
	Lawrence College, and a	General Motors Trust Bank. Ms. Drucker also
	member of the	served as a member of the NYSE Corporate
	Investment Committee	Accountability and Listing Standards Committee
	of the Kresge	and the NYSE/NASD IPO Advisory Committee.
	Foundation (a charitable	Prior to joining General Motors Asset Management
	trust). She is also a	in 2001, Ms. Drucker held various executive
	director of New York	positions in the investment management industry.
	Stock Exchange LLC, a	Ms. Drucker served as Chief Investment Officer of

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	wholly-owned	Xerox Corporation (a technology and service
	subsidiary of the	company in the document industry), where she was
	publicly-traded NYSE	responsible for the investment of the company’s
	Group, Inc., a director of	pension assets. Ms. Drucker was also Staff Vice
	Interactive Data	President and Director of Trust Investments for
	Corporation (a provider	International Paper (a paper products, paper
	of financial market data,	distribution, packaging and forest products
	analytics and related	company) and previously served as Manager of
	services to financial	Trust Investments for Xerox Corporation.
institutions and
individual investors),
and an advisor to RCM
Capital Management.

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation,
Trustee since 1985 and	Reserve Corporation (a	TransMontaigne Oil Company, Continuum Health
Chairman since 2000	private equity buyout	Partners of New York and various private companies
	firm that specializes in	controlled by First Reserve Corporation, as well as
	energy investments in	Chairman of TH Lee, Putnam Investment Trust (a
	the diversified world-	closed-end investment company advised by an
	wide energy industry).	affiliate of Putnam Management). He is also a
Trustee of Sarah Lawrence College.

Paul L. Joskow (Born 1947),	Elizabeth and James	Director of National Grid Transco (a UK-based
Trustee since 1997	Killian Professor of	holding company with interests in electric and gas
	Economics and	transmission and distribution and
	Management, and	telecommunications infrastructure) and TransCanada
	Director of the Center	Corporation (an energy company focused on natural
	for Energy and	gas transmission and power services). He has also
	Environmental Policy	been President of the Yale University Council since
	Research at the	1993. Prior to February 2005, he served on the
	Massachusetts Institute	board of the Whitehead Institute for Biomedical
	of Technology.	Research (a non-profit research institution). Prior to
February 2002, he was a Director of State Farm
Indemnity Company (an automobile insurance
company), and prior to March 2000, he was a
Director of New England Electric System (a public
utility holding company).

Elizabeth T. Kennan (Born	Partner in Cambus-	Lead Director of Northeast Utilities and is a Director
1938), Trustee since 1992	Kenneth Farm	of Talbots, Inc. (a distributor of women’s apparel).
	(thoroughbred horse and	She is a Trustee of National Trust for Historic
	cattle breeding). She is	Preservation, of Centre College and of Midway
	President Emeritus of	College (in Midway, Kentucky). Until 2006 she was
	Mount Holyoke College.	a Member of The Trustees of Reservations. Prior to
2001, Dr. Kennan served on the oversight committee
of the Folger Shakespeare Library. Prior to
September 2000, she was a Director of Chastain
Real Estate; and prior to June 2000, she was a
Director of Bell Atlantic Corp.

Kenneth R, Leibler (Born	Founding Chairman of	Prior to December 2006, Mr. Leibler served as a
1949), Trustee since 2006	the Boston Options	director of the Optimum Funds Group. Prior to
	Exchange, the nation’s	October, 2006 he served as a director of ISO New

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

	newest electronic	England, the organization responsible for the
	marketplace for the	operation of the electric generation system in the
	trading of derivatives	New England states. Prior to 2000, he was a director
	securities, and lead	of the Investment Company Institute in Washington,
	director of Ruder Finn	D.C. Prior to January, 2005, Mr. Leibler served as
	Group, a global	Chairman and Chief Executive Officer of the Boston
	communications and	Stock Exchange. Prior to January 2000, he served as
	advertising firm. He	President and Chief Executive Officer of Liberty
	currently serves as a	Financial Companies, a publicly traded diversified
	Trustee of Beth Israel	asset management organization. Prior to June 1990,
	Deaconess Hospital in	he served as President and Chief Operating Officer
	Boston and as a board	of the American Stock Exchange, the youngest
	member of Northeast	person in Exchange history to hold the title of
	Utilities.	President. Prior to serving as Amex President, he
held the position of Chief Financial Officer, and
headed its management and marketing operations.

Robert E. Patterson (Born	Senior Partner of Cabot	Chairman Emeritus and Trustee of the Joslin
1945), Trustee since 1984	Properties, L.P. and	Diabetes Center and a Director of Brandywine Trust
	Chairman of Cabot	Group, LLC. Prior to December 2001 and June
	Properties, Inc. (a	2003, Mr. Patterson served as a Trustee of Cabot
	private equity firm	Industrial Trust and Sea Education Association,
	investing in commercial	respectively.
real estate). Prior to
December 2001, he was
President of Cabot
Industrial Trust (a
publicly traded real
estate investment trust).

W. Thomas Stephens (Born	Chairman and Chief	Director of TransCanada Pipelines Limited. Until
1942), Trustee since 1997	Executive Officer of	2004, Mr. Stephens was a Director of Xcel Energy
	Boise Cascade, L.L.C. (a	Incorporated (a public utility company), Qwest
	paper, forest product and	Communications and Norske Canada, Inc. (a paper
	timberland assets	manufacturer). Until 2003, Mr. Stephens was a
	company).	Director of Mail-Well, Inc. (a diversified printing
company). Prior to July 2001, Mr. Stephens was
Chairman of Mail-Well.

Richard B. Worley (Born	Managing Partner of	Serves on the Executive Committee of the
1945), Trustee since 2004	Permit Capital LLC (an	University of Pennsylvania Medical Center. He is a
	investment management	Trustee of The Robert Wood Johnson Foundation (a
	firm). Prior to 2002, he	philanthropic organization devoted to health care
	served as Chief Strategic	issues) and Director of The Colonial Williamsburg
	Officer of Morgan	Foundation (a historical preservation organization).
	Stanley Investment	Mr. Worley also serves on the investment
	Management. He	committees of Mount Holyoke College and World
	previously served as	Wildlife Fund (a wildlife conservation organization).
President, Chief
Executive Officer and
Chief Investment Officer
of Morgan Stanley Dean

Name, Address[1] , Year of	Principal	Other Directorships Held by Trustee
Birth, Position(s) Held with	Occupation(s) During
Fund and Length of Service	Past 5 Years
as a Putnam Fund Trustee[2]

Witter Investment
Management and as a
Managing Director of
Morgan Stanley (a
financial services firm).

Interested Trustees

*Charles E. Haldeman, Jr.	President and Chief	Serves on the Board of Governors of the Investment
(Born 1948), Trustee since	Executive Officer of	Company Institute and as a Trustee of Dartmouth
2004	Putnam, LLC (“Putnam	College and Emeritus Trustee of Abington Memorial
	Investments”). Member	Hospital.
of Putnam Investments’
Executive Board of
Directors and Advisory
Council. Prior to
November 2003, Mr.
Haldeman served as Co-
Head of Putnam
Investments’ Investment
Division. Prior to joining
Putnam Investments in
2002, he served as Chief
Executive Officer of
Delaware Investments
and President and Chief
Operating Officer of
United Asset
Management.

*George Putnam III (Born	President of New	Director of The Boston Family Office, L.L.C. (a
1951), Trustee since 1984 and	Generation Research,	registered investment advisor), and a Trustee of St.
President since 2000	Inc. (a publisher of	Mark’s School and Shore Country Day School.
	financial advisory and	Until 2002, Mr. Putnam was a Trustee of the Sea
	other research services)	Education Association.
and of New Generation
Advisers, Inc. (a
registered investment
adviser to private funds).
Both firms he founded in
1986.

The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2006, there were 107 Putnam Funds.

2Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

*Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership (“Putnam Retail Management”) or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed “interested persons” by virtue of their positions as officers of the fund or Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Charles E. Haldeman, Jr. is President and Chief Executive Officer of Putnam Investments. George Putnam, III is the President of the Fund and each of the other Putnam Funds.

Officers

In addition to George Putnam III, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund, with the exception of George Putnam III, are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Charles E. Porter[4]	Since 1989	Executive Vice President, Associate Treasurer and
(Born 1938), Executive Vice		Principal Executive Officer, The Putnam Funds.
President, Principal Executive
Officer, Associate Treasurer
and Compliance Liaison

Jonathan S. Horwitz[4]	Since 2004	Senior Vice President and Treasurer, The Putnam
(Born 1955), Senior Vice		Funds. Prior to 2004, Managing Director, Putnam
President and Treasurer		Investments.

Steven D. Krichmar	Since 2002	Senior Managing Director, Putnam Investments.
(Born 1958), Vice President		Prior to 2001, Partner, PricewaterhouseCoopers
and Principal Financial Officer		LLP.

Janet C. Smith	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1965), Vice President,		Management
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor	Since 2002	Managing Director, Putnam Investments.
(Born 1958), Vice President

Robert R. Leveille	Since 2007	Managing Director, Putnam Investments, Putnam
(Born 1969), Chief		Management and Putnam Retail Management. Prior
Compliance Officer		to 2005, Mr. Leveille was a member of Bell Boyd &
Lloyd LLC, and prior to 2003, he was Vice
President and Senior Counsel of Liberty Funds
Group LLC.

Mark C. Trenchard	Since 2002	Managing Director, Putnam Investments.
(Born 1962), Vice President
and BSA Compliance Officer

Francis J. McNamara, III	Since 2004	Senior Managing Director, Putnam Investments,
(Born 1955), Vice President		Putnam Management and Putnam Retail
and Chief Legal Officer		Management. Prior to 2004, Mr. McNamara was
General Counsel of State Street Research &
Management Company.

James P. Pappas	Since 2004	Managing Director, Putnam Investments. During
(Born 1953), Vice President		2002, Mr. Pappas was Chief Operating Officer of
Atalanta/Sosnoff Management Corporation. Prior to
2001, he was President and Chief Executive Officer of UAM Investment Services, Inc.

Name, Address[1] , Year of	Length of Service with	Principal Occupation(s) During Past 5 Years and
Birth, Position(s) Held with	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Fund		Distributor[3]

Richard S. Robie, III	Since 2004	Senior Managing Director, Putnam Investments.
(Born 1960), Vice President		Prior to 2003, Mr. Robie was Senior Vice President
of United Asset Management Corporation.

Judith Cohen[4]	Since 1993	Vice President, Clerk and Assistant Treasurer, The
(Born 1945), Vice President,		Putnam Funds.
Clerk and Assistant Treasurer

Wanda M. McManus[4]	Since 1993	Vice President, Senior Associate Treasurer and
(Born 1947), Vice President,		Assistant Clerk, The Putnam Funds.
Senior Associate Treasurer and
Assistant Clerk

Nancy E. Florek[4]	Since 2000	Vice President, Assistant Clerk, Assistant Treasurer
(Born 1957), Vice President,		and Proxy Manager, The Putnam Funds.
Assistant Clerk, Assistant
Treasurer and Proxy Manager

Susan G. Malloy	Since 2007	Managing Director, Putnam Investments
(Born 1957),Vice President
and Assistant Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Standing Committees of the Board of Trustees

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as such term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange and the American Stock Exchange. The Board of Trustees has adopted a written charter for the Committee. The Committee currently consists of Messrs. Patterson (Chairperson), Hill, Leibler and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of

1934, as amended. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill and Patterson.

Brokerage Committee. The Brokerage Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding: the selection of brokers and dealers to execute portfolio transactions; the establishment of brokerage commissions rates; and the generation and use of soft dollar credits. The Committee also oversees the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding payments made, the quality of execution obtained by the funds, and the value of research obtained by Putnam Management in connection with their portfolio transactions on behalf of the funds. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Drucker and Mr. Putnam.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to the engagement of Putnam Management and its affiliates to provide services to the funds and the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of class B shares into class A shares of the funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee is composed exclusively of Trustees who are not “interested persons” of the funds or Putnam Management. The Committee currently consists of Ms. Baxter (Chairperson), Dr. Kennan and Messrs. Curtis and Worley.

Distributions Committee. The Distributions Committee oversees all fund distributions. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and approves such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommended distributions, and meets regularly with representatives of Putnam Management to review the implementation of such policies and procedures. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam (ex officio), Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Mses. Drucker (Chairperson) and Baxter and Mr. Curtis. Investment Oversight Committee B currently consists of Drs. Joskow (Chairperson) and Kennan and Mr. Stephens. Investment Committee C currently consists of Messrs. Leibler (Chairperson), Patterson and Putnam. Investment Oversight Committee D currently consists of Messrs. Worley (Chairperson), Haldeman and Hill.

Investment Process Committee. The Investment Process Committee complements the work of the Investment Oversight Committees by monitoring Putnam Management’s investment philosophies, investment processes and investment personnel. The Committee reviews Putnam Management’s research capabilities; risk management processes; recruiting, training and compensation of investment personnel; performance measurement; and portfolio construction. The Committee currently consists of Ms. Drucker (Chairperson), Dr. Joskow and Mr. Putnam.

Marketing Committee. The Marketing Committee oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reviews (i) services provided by Putnam Retail Management under its Distributor’s Contracts with the funds, (ii) sales charges imposed in connection with the sale of fund shares, (iii) expenditure of the funds’ assets for distribution and shareholder services pursuant to Distribution Plans of the funds, (iv) financial arrangements between Putnam Retail Management and financial intermediaries related to the sale of fund shares and (v) compliance by Putnam Retail Management with applicable federal and state laws and regulations governing the sale of fund shares. The Committee also exercises general oversight of marketing and sales communications used by Putnam Retail Management in connection with the sale of fund shares. The Committee currently consists of Mr. Curtis (Chairperson), Ms. Baxter, Dr. Kennan and Mr. Worley.

Pricing Committee. The Pricing Committee oversees the implementation of the funds’ policies and procedures for achieving accurate and timely pricing of the funds’ shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports on various other matters, including reports on the liquidity of portfolio securities. The Committee currently consists of Mr. Stephens (Chairperson) and Messrs. Hill, Leibler and Patterson.

Shareholder Communications and Relations Committee. The Shareholder Communications and Relations Committee reviews certain communications sent to fund shareholders, including shareholder reports, prospectuses, proxy statements and other materials. The Committee oversees the policies and procedures pursuant to which such shareholder communications are prepared, and the implementation by Putnam Management of such policies and procedures. The Committee reviews periodic reports regarding the costs to the funds of preparing and distributing such communications. The Committee also reviews periodic reports regarding comments and suggestions received with respect to such communications. The Committee currently consists of Mr. Putnam (Chairperson), Ms. Drucker and Dr. Joskow.

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam, LLC, which is also the parent company of Putnam Retail Management, The Putnam Advisory Company, LLC (a wholly-owned subsidiary of Putnam Advisory Company, Limited Partnership), PIL (a wholly-owned subsidiary of The Putnam Advisory Company, LLC) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the prospectus and/or Part I of this SAI.

In addition, for all funds through the end of the fund’s fiscal year ending in 2007, Putnam Management has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund (expressed in each case as a percentage of average net assets). For these purposes, total fund operating expenses of both the fund and the Lipper category average will be calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses, the Lipper category average will be calculated by Lipper each calendar quarter in accordance with Lipper’s standard method for comparing fund expenses based on expense information for the most recent fiscal year of each fund included in that category, and the expense limitation will be updated as of the first business day after Lipper publishes the category average (generally shortly after the end of each calendar quarter).

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and Expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Effective January 1, 2007, Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses

The Sub-Manager

PIL, a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time. PIL is currently authorized to serve as the sub-manager, to the extent determined by Putnam Management from time to time, for the following funds: Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam Europe Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth & Income Fund. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. Pursuant to the terms of the sub-management agreement, Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam Global Natural Resources Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam Research Fund and Putnam Utilities Growth and Income Fund, if any, managed by PIL from time to time, and 0.40% of the average aggregate net asset value of the portion of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam High Yield Advantage Fund and Putnam High Yield Trust, if any, managed by PIL from time to time.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

The Sub-Adviser

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of certain funds as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, PIL. PAC is currently authorized to serve as the sub-adviser, to the extent determined by Putnam Management or PIL, for Putnam International Equity Fund. PAC serves as sub-adviser pursuant to the terms of a sub-advisory agreement among Putnam Management, PIL and PAC. Pursuant to the terms of the sub-advisory agreement, Putnam Management or, with respect to portions of the fund’s assets for which PIL acts as sub-manager, PIL (and not the fund) pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average aggregate net asset value of the portion of the fund with respect to which PAC acts as sub-adviser.

Under the terms of the sub-advisory contract, PAC, at its own expense, furnishes recommendations to purchase, hold, sell or exchange investments, securities and assets for that portion of the fund that is allocated to PAC from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, will determine whether to execute each such recommendation by PAC, whose activities as sub-adviser are subject to the supervision of Putnam Management (and, if applicable, PIL). PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the Investment Company Act of 1940.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Leader(s) and Portfolio Member(s), please refer to “Who manages the fund(s)?” in the prospectus and “Other Accounts Managed By The Fund’s Portfolio Managers” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act). Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, economic analysis, investment research, industry and company reviews, statistical information, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management is not permitted to use portfolio transactions to generate “soft dollar” credits to pay for “mixed-use” services (i.e., products that may be used both for investment- and non-investment-related purposes).

In general, Putnam Management does not allow the funds’ portfolio transactions to be used to generate soft dollar credits to pay for brokerage and research services generated by third parties, except that Putnam Management may allocate fund trades to generate soft dollar credits for third party investment research reports and related fundamental investment research (i) when trading through the firm generating the research would not be feasible or consistent with seeking most favorable price and execution, (ii) the research is not generally available for purchase other than through soft dollars or direct execution and (iii) where the total amount allocated to these third party services does not exceed 8% of the total commissions of all clients of Putnam Management and certain of its affiliates in the aggregate for any calendar year (although more than 8% of the fund’s commissions or a particular fund’s commissions in a year may be used to pay for such third-party research services). In addition to generating soft-dollar credits to pay for these permitted third-party services,

Putnam Management may instruct executing brokers to “step out” a portion of the trades placed with them to the providers of such services, subject to the aggregate 8% limit mentioned above.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the fund to pay any such greater commissions is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) of the 1934 Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the Putnam Investments Code of Ethics) and by the fund (the Putnam Funds Code of Ethics). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund as an expense of all its shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of the fund. For Putnam Prime Money Market Fund, the fee paid to Putnam Investor Services is 0.01% per annum.

Certain dealers that are not affiliated with PFTC also receive payments from PFTC in recognition of services they provide to shareholders or retirement plan participants that invest in the fund or other Putnam funds through their retirement plans. These services include sub-accounting and similar recordkeeping services. For purposes of this section the term “dealers” includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates. Payments by PFTC to dealers for sub-accounting services provided to participants in retirement plans and to shareholders who invest in the funds through an omnibus account may be determined on the basis of (i) the number of retirement plan participants that invest in the fund through such plans or the number of shareholders in such omnibus account, as applicable, or (ii) the assets of such plan invested in the funds or the assets held in such account, as applicable. Such payments are not expected to exceed (i) $16 or $19 (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) per plan participant or shareholder for those payments determined on the basis of the number of retirement plan participants or shareholders or (ii) 0.10% or 0.13% (depending on whether the shares in which the retirement plan participant or shareholder invests are subject to a contingent deferred sales charge) of the total assets of such plan or in such account invested in the funds on an annual basis for those payments determined on the basis of assets held. PFTC also makes payments to dealers that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. The payments described in this paragraph are not expected to exceed 0.13% of the total assets of such shareholders or plan participants in the funds on an annual basis, except for the payments to an affiliate described below and except for payments to dealers for sub-accounting services that are based on the number of plan participants or shareholders where the average account size for that dealer causes the payment to exceed 0.13% of the total assets of such plan participants or shareholders in the funds on an annual basis.

PFTC and its affiliates transferred their defined contribution plan administration business to Mercer HR Services, LLC (“MHRS”), an affiliate of PFTC, effective January 1, 2005. In connection with that transfer, PFTC has agreed to pay MHRS 0.386% of the average value of the assets in MHRS-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in MHRS-administered retirement plans with respect to their investments in the funds. These services were previously provided to such participants by PFTC. Putnam Retail Management has also agreed to make additional transitional payments to MHRS (or one of MHRS’s affiliates) (i) during 2005 of 0.154% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business and (ii) during 2006 of 0.077% on an annual basis of the average value of the assets invested in the funds by clients whose plans were administered by PFTC prior to the transfer of the business. Such additional transitional payments are expected to cease after 2006.

Custodian

Effective January 1, 2007, the fund retained State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. PFTC, the fund’s previous custodian, is managing the transfer of the fund’s assets to State Street. This transfer is expected to be completed during the first half of 2007. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it.

PFTC will remain custodian with respect to fund assets until the assets are transferred, performing similar services to those described for State Street. PFTC may employ one or more sub-custodians in fulfilling its responsibilities. The fund pays State Street and PFTC an annual fee based on the fund’s assets held with each of them and on securities transactions processed by each of them and reimburses them for certain out-of-pocket expenses. In addition to the fees the fund pays to PFTC for providing custody services, the fund will make additional payments to PFTC in 2007 for managing the transition of custody services from PFTC to State Street and for providing oversight services. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian. See “Charges and expenses” in Part I of this SAI for information on fees and reimbursements for investor servicing and custody received by PFTC.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at One International Place, Boston, Massachusetts 02110.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the “Exchange”) is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to SEC Rule 2a-7. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the Exchange. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the Exchange, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the Exchange. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the Exchange, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the Investment Company Act of 1940.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services (at 1-800-225-1581). Investors who purchase shares at net asset value through employer-sponsored defined contribution plans should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the Exchange. If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employee benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management receives the proceeds from the draft. A shareholder may choose any day of the month or week for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Management determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Putnam Prime Money Market Fund. The fund makes a continuous offering of its shares. Shares of the fund are sold at the net asset value per share next determined after confirmation of a completed purchase order by Putnam Investor Services. As the fund is designed for institutional investors, the share classes offered and the terms and conditions of buying them vary from the provisions set forth below for other Putnam funds. The fund’s prospectus contains detailed information on these terms and conditions. Payment for shares must be in federal funds or other immediately available funds. No initial or contingent deferred sales charges apply to shares of the fund.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

On sales of class A shares of $1 million or above to retail investors, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes begins with the first net asset value purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds and RetirementReady Funds only:

	CLASS A		CLASS M

		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.25%	5.00%	3.25%	3.00%

50,000 but under 100,000	4.00	3.75	2.25	2.00

100,000 but under 250,000	3.00	2.75	1.25	1.00

250,000 but under 500,000	2.25	2.00	1.00	1.00

500,000 but under 1,000,000	2.00	1.75	1.00	1.00

1,000,000 and above	NONE	NONE	N/A*	N/A*

For Taxable and Tax-Free Income Funds only (except for Money Market Funds, Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund):

	CLASS A		CLASS M

		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	3.75%	3.50%	3.25%	3.00%

50,000 but under 100,000	3.75	3.50	2.25	2.00

100,000 but under 250,000	3.00	2.75	1.25	1.00

250,000 but under 500,000	2.25	2.00	1.00	1.00

500,000 but under 1,000,000	2.00	1.75	1.00	1.00

1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund only:

	CLASS A		CLASS M

		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 100,000	3.25%	3.00%	2.00%	1.80%

100,000 but under 250,000	2.50	2.25	1.25	1.00

250,000 but under 500,000	2.00	1.75	1.00	1.00

500,000 but under 1,000,000	1.50	1.25	1.00	1.00

1,000,000 and above	NONE	NONE	N/A*	N/A*

*The fund will not accept purchase orders for class M shares (other than by qualified employee-benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

Purchases of $1 million or more of class A shares. Purchases of class A shares of one or more Putnam funds of $1 million or more are not subject to an initial sales charge, but shares purchased by investors other than qualified benefit plans are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the eighteenth-month anniversary of the purchase falls, unless the dealer of record has, with Putnam Retail Management’s approval, (i) waived its commission or (ii) agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply. Shares purchased prior to October 3, 2005 by investors other than qualified benefit plans continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of purchase, subject to the same exceptions.

Subject to the exceptions stated in the preceding paragraph, a deferred sales charge of 1.00% will apply to class A shares and class T shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund that are obtained by exchanging shares from another Putnam fund that were originally purchased on or after October 3, 2005 without an initial sales charge (if such original purchase was made at net asset value because it was in an amount equal to $1 million or more), if the shares are redeemed before the first day of the month in which the eighteenth-month anniversary of the original purchase falls. Shares of a Putnam fund that are purchased prior to October 3, 2005 by investors other than qualified benefit plans and subsequently exchanged for class A or class T shares of Putnam Money Market Fund or class A shares of Putnam Tax Exempt Money Market Fund continue to be subject to a CDSC of 1.00% or 0.50% if redeemed before the first or second anniversary, respectively, of the original purchase, subject to the exceptions stated in the preceding paragraph.

Putnam Retail Management will retain any CDSC imposed on redemptions of class A shares to compensate it for the up-front commissions paid to financial intermediaries for class A share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA, including Putnam Rollover IRAs for which Putnam Retail Management or an affiliate is the dealer of record, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares. These purchases will not be subject to a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management if a CDSC would otherwise apply.

Class M CDSC and dealer commission

All growth, blend, value and asset allocation funds:	0.65%

All income funds (except Putnam Money Market Fund):	0.40%

Putnam Money Market Fund	0.15%

Commission payments and CDSCs for class B and class C shares. Except as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund and Putnam Limited Duration Government Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.

Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Small Cap Value Fund, on or around the end of the month six years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain corporate affiliates, their family members, business and personal associates; employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of tax-qualified employer-sponsored retirement plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by such closed-end fund;

(vi) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vii) "wrap accounts" maintained for clients of broker-dealers, financial institutions or financial intermediaries who have entered into agreements with Putnam Retail Management with respect to such accounts and

(viii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code.

In the case of paragraph (i) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the NASD and/or SEC regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying an initial sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "Plans available to shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefore, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply to automatic rebalancing arrangements entered into by Putnam Retail Management and dealers and also will not be imposed in cases of shareholder death or post-purchase disability or other circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.” In addition, the short-term trading fee will not apply to shares sold or exchanged by a Putnam fund-of-funds or a Section 529 college savings plan.

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

(i) the investor's current purchase(s); and

(ii) the maximum public offering price (at the close of business on the previous day) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds, unless acquired as described in (b) below); and

(b) any shares of money market funds acquired by exchange from other Putnam funds.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Internal Revenue Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management

Shares owned by a plan participant as part of an employee benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding money market funds), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

A Statement of Intention in effect before March 30, 2006 may include purchases of shares made not more than 90 days prior to the date than an investor signs a Statement.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employee benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Purchases of class A and class M shares by qualified groups registered before March 30, 2006. The group purchase discount is not available to new groups. Members of qualified groups registered with Putnam Retail Management prior to March 30, 2006 may purchase class A shares of equity funds at a group sales charge rate of 4.50% of the public offering price (4.71% of the net amount invested). The dealer discount on such sales is 3.75% of the offering price. Members of qualified groups may also purchase class M shares of all funds at net asset value.

Members of qualified groups may send funds for the purchase of shares directly to Putnam Investor Services. Purchases of shares are made at the public offering price based on the net asset value next determined after Putnam Retail Management or Putnam Investor Services receives payment for the shares. The group or its investment dealer will provide periodic certification in form satisfactory to Putnam Investor Services upon request as to the eligibility of the purchasing members of the group. Failure to comply with these conditions may result in the disqualification of group members from using the group discount for future purchases.

A member of a qualified group may, depending upon the value of class A shares of the fund owned or proposed to be purchased by the member, be entitled to purchase class A shares of the fund at non-group sales charge rates shown in the prospectus which may be lower than the group sales charge rate, if the member qualifies as a person entitled to reduced non-group sales charges. Such a group member will be entitled to purchase at the lower rate if, at the time of purchase, the member or his or her investment dealer furnishes sufficient information for Putnam Retail Management or Putnam Investor Services to verify that the purchase qualifies for the lower rate.

Commissions on Sales to Employee Benefit Plans

Purchases of $1 million or more of class A shares. On sales of class A shares at net asset value to a qualified benefit plan or a health reimbursement account, Putnam Retail Management pays commissions monthly to the dealer of record at the time of the sale on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

Purchases of class R shares. Putnam Retail Management may, at its discretion, pay commissions of up to 1.00% on sales of class R shares. For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employee benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “SALES CHARGES AND OTHER SHARE CLASS FEATURES—RETAIL INVESTORS.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by the National Association of Securities Dealers, Inc.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, unless the dealer of record has waived the sales commission, or, in the case of dealers of record for a qualified benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund

0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Insured Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Income-Growth Trust
0.25% for shares purchased after 12/31/89	The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Health Sciences Trust
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Vista Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Insured Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shareholder has made arrangements with Putnam Retail Management and the dealer of record has waived the sales commission.

Rate	Fund

1.00%	All funds currently making payments under a class C
distribution plan, except the fund listed below

0.50%	Putnam Money Market Fund

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs, unless the dealer of record has waived the sales commission.

Rate	Fund

0.65%	All growth, blend, value and asset allocation funds
currently making payments under a class M
distribution plan

0.40%	All income funds currently making payments under a
class M distribution plan (except for Putnam Money
Market Fund)

0.15%	Putnam Money Market Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for all growth, blend, value and asset allocation funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Limited Duration Government Income Fund and Putnam Money Market Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate Fund

0.50% All funds currently making payments under a class R distribution plan

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class S Shares

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class S shares for which such dealers are designated the dealer of record).

Rate	Fund

0.10%	Putnam Prime Money Market Fund

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund

0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described above and in the section “Distribution Plans,” dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above under “Distribution Plans.” For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates will make payments to certain dealers for marketing support services, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Marketing support payments to any one dealer are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

A.G. Edwards & Sons, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Advantage Capital Corporation	MetLife Securities, Inc

AIG Financial Advisors, Inc.	ML Life Insurance Company of New York

American General Securities Incorporated	Morgan Stanley DW Inc.

American Portfolios Financial Services, Inc.	Multi-Financial Services Corporation

Ameriprise Financial Services, Inc.	Mutual Service Corporation

Associated Securities Corporation	National Planning Corporation

AXA Financial Services, Inc.	New England Securities Corporation

Bank of New York	Next Financial Group, Inc,

Bank One Securities Inc.	NFP Securities, Inc.

Cadaret, Grant & Co. Inc	Oppenheimer & Co. Inc.

Chase Investment Services Corp.	People’s Securities

Citicorp Investment Services	PFS Investments, Inc.

Citigroup Global Markets, Inc.	Piper Jaffray & Co

Commonwealth Equity Services	PNC Investments

Contemporary Financial Solutions	Prime Vest Financial Services, Inc.

CUNA Brokerage Services, Inc.	Raymond James & Associates, Inc.

Edward D. Jones & Co	Raymond James Financial Services, Inc.

Financial Network Investment Corp.	RBC Dain Rauscher, Inc.

FSC Securities Corporation	Robert W. Baird & Co. Incorporated

Genworth Financial Securities Corp.	Royal Alliance Associates

Goldman, Sachs and Co.	Securities America Financial Corporation, Inc.

HD Vest Investment Securities, Inc.	Signator Investors, Inc.

ING Financial Advisers, LLC	SII Investments

ING Financial Partners	SMBC Friend Securities Co., Ltd.

INVEST Financial Corporation	SunTrust Investment Services, Inc.

Investment Centers of America, Inc.	TCF Investments, Inc.

J.P. Morgan Securities Inc.	Terra Securities Inc.

Janney Montgomery Scott LLC	U.S. Bancorp Investments, Inc.

Key Investment Services	UBS Financial Services Inc.

Lincoln Financial Advisors Corp.	United Planners Financial Services of America

Lincoln Investment Planning, Inc.	Wachovia Securities, LLC

Linsco/Private Ledger Corp.	Walnut Street Securities, Inc.

M L Stern & Company	Waterstone Financial Group Inc.

M&T Securities, Inc	Wells Fargo Investments, LLC

McDonald Investments, Inc.	WM Financial Services

Mellon Financial Markets, LLC	Woodbury Financial Services, Inc.

Merrill Lynch Life Insurance Company

Additional dealers may receive marketing support payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2006:

ADP Broker-Dealer, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Ameriprise Financial Services, Inc.	MFS Heritage Trust Company

AST Trust Company	MFS Retirement Services, Inc.

BISYS Retirement Services, Inc.	MidAtlantic Capital Corporation

Ceridian Retirement Plan Services, Inc.	National Financial Services LLC

Charles Schwab & Co., Inc.	Nationwide Investment Services Corp

Charles Schwab Trust Company	Nationwide Life Insurance Company

Correll Co.	Newport Retirement Services, Inc.

CPI Qualifed Plan Consultants, Inc.	NYLIFE Distributors LLC

DailyAccess Corporation	Plan Administrators, Inc.

Dyatech, LLC	Principal Life Insurance Co.

ExpertPlan, Inc.	Princor Financial Services, Inc.

Financial Administrative Services Corp.	Reliance Trust Company

Fiserv Trust Company	SunTrust Bank

Hartford Life Insurance Co.	Trusource, a division of Union Bank of California,
N.A.

Invesmart, Inc.	Union Bank of California, N.A.

July Business Services	Upromise Investments, Inc.

Massachusetts Mutual Life Insurance Co.	VALIC Retirement Services Company

McLeod Administrative Services Inc.	Wachovia Bank, N.A.

Mercer HR Services LLC	Wells Fargo Bank, N.A.

Additional dealers may receive program servicing payments in 2007 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2006 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enable Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from the funds’ transfer agent in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “Management – Investor Servicing Agent and Custodian,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion under the heading “Management – Investor Servicing Agent and Custodian” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, PFTC or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, they will receive a statement confirming the transaction and listing their current share balance. (Under certain investment plans, a statement may only be sent quarterly.) Shareholders will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs. To help shareholders take full advantage of their Putnam investment, they will receive a Welcome Kit and a periodic publication covering many topics of interest to investors. The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. Easy-to-read, free booklets on special subjects such as the Exchange Privilege and IRAs are available from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:30 a.m. and 8:00 p.m., and Saturdays from 9:00 a.m. to 5:00 p.m., Boston time for more information, including account balances. Shareholders can also visit the Putnam Web site at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through a defined contribution plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell fund shares?" in the prospectus. Money market funds and certain other funds will not issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued for safekeeping at no charge to the shareholder.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption (one year, in the case of shares redeemed prior to January 1, 2007) the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege. No exchanges are permitted into or out of Putnam Prime Money Market Fund.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services.

Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of qualified plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares unless the fund paying the distribution is a money market fund. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

The minimum account size requirement for the receiving fund will not apply if the current value of your account in the fund paying the distribution is more than $5,000.

Shareholders of other Putnam funds (except for money market funds, whose shareholders must pay a sales charge or become subject to a CDSC) may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time and is not available for dividends paid by Putnam Prime Money Market Fund. Shareholders in other Putnam funds cannot cross fund reinvest into the Putnam Prime Money Market Fund.

Plans Available To Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a plan concurrently with purchases of additional shares of the fund would be disadvantageous to the investor because of the sales charge payable on such purchases. For this reason, the minimum investment accepted while a plan is in effect is $1,000, and an investor may not maintain a plan for the accumulation of shares of the fund (other than through reinvestment of distributions) and a plan at the same time. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in tax-exempt securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Fiduciary Trust Company’s signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for more information on Putnam’s signature guarantee and documentation requirements.

REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). Shareholders may obtain the fund’s Form N-CSR and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, the fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com, as disclosed in the following table:

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings(2)	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web. Full portfolio holdings for the Putnam RetirementReady® Funds, which invest solely in six other Putnam funds, are posted on www.putnam.com approximately 15 days after the end of each month. Please see the prospectus for these funds’ target allocations.

(2) Money market funds do not currently make full quarterly holdings available on the Putnam Investments website.

The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

The fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by Putnam Management’s Compliance Department. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including PFTC and PRM, these service providers include the fund’s custodian and sub-custodians, which currently include State Street Bank and Trust Company, Mellon Bank N.A., Brown Brothers Harriman & Co., UMB Bank, N.A., JP Morgan Chase Bank, and Citibank N.A., the fund’s independent registered public accounting firm, legal counsel, and financial printer (McMunn Associates, Inc.), and the fund’s proxy voting services, currently Glass, Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. Any such firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available on the Putnam Individual Investor website, www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

DEFINITIONS

“Putnam Management”	--	Putnam Investment Management, LLC, the fund’s
investment manager.

“Putnam Retail Management”	--	Putnam Retail Management Limited Partnership, the
fund’s principal underwriter.

“Putnam Fiduciary Trust”	--	Putnam Fiduciary Trust Company, a custodian of the
Company”		fund’s assets.

“Putnam Investor Services”	--	Putnam Investor Services, a division of Putnam
Fiduciary Trust Company, the fund’s investor
servicing agent.

“Putnam Investments”	--	The name under which Putnam LLC, the parent
company of Putnam Management and its affiliates,
generally conducts business.

Appendix A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

* The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.

* The funds will withhold votes for any nominee for director who:

• is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

* The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:

o the company undergoes a change in control, and

o the change in control results in a loss of employment for the person receiving the severance payment.

* The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

* The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

* The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

* The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established a nominating committee composed of at least a majority of outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established nomination committees composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Russia

* The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted February 9, 2007

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

FORM N-14
PART C

OTHER INFORMATION

Item 15. Indemnification

The information required by this item is incorporated herein by reference to Post-Effective Amendment No. 21 from the Registrant's Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-03731).

Item 16. Exhibits

(1) Agreement and Declaration of Trust, as amended and restated May 6, 1994 --Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(2) By-Laws, as amended through July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement.

(3) Not applicable.

(4) Form of Plan of Entity Conversion and Form of Agreement and Plan of Merger are Appendix A and Appendix B, respectively, to the Prospectus/Proxy Statement included herein.

(5)(a) Portions of Agreement and Declaration of Trust relating to Shareholders' Rights --Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(5)(b) Portions of Bylaws Relating to Shareholders' Rights --Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement.

(6) Management Contract dated July 1, 1999 -- Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement.

(7)(a) Distributor's Contract dated June 10, 2005 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(7)(b) Form of Dealer Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(7)(c) Form of Financial Institution Sales Contract -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(8) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 -- Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

(9)(a) Amended and Restated Custodian Agreement with Putnam Fiduciary Trust Company dated February, 10, 2006 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(9)(b) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007 -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(10)(a) Class A Distribution Plan and Agreement dated April 8, 1994 -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(10)(b) Class B Distribution Plan and Agreement dated April 8, 1994 -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(10)(c) Class C Distribution Plan and Agreement dated July 16, 1999 -- Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement.

(10)(d) Class M Distribution Plan and Agreement -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(10)(f) Form of Dealer Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(10)(g) Form of Financial Institution Service Agreement -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(10)(h) Rule 18f-3 Plan dated November 1, 1999, as most recently amended October 7, 2005 -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(11) Opinion and consent of Ropes & Gray LLP – Filed herewith.

(12)(a) Opinion of Ropes & Gray LLP with respect to tax matters – To be filed by post-effective amendment.

(12)(b) Consent of Ropes & Gray LLP with respect to tax matters – Filed herewith.

(13)(a) Amended and Restated Investor Servicing Agreement dated January 1, 2005 with Putnam Fiduciary Trust Company -- Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement.

(13)(b) Letter of Indemnity dated December 18, 2003 with Putnam Investment Management -- Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

(13)(c) Liability Insurance Allocation Agreement -- Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement.

(13)(d) Master Sub-Accounting Services Agreement dated January 1, 2007 between Putnam Investment Management, LLC and State Street Bank and Trust Company -- Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement.

(14)(a) Consent of KPMG LLP, Independent Registered Public Accounting Firm – Filed herewith.

(14)(b) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm – Filed herewith.

(15) Not applicable.

(16) Power of Attorney – Filed herewith.

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus filed under paragraph (a) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam New York Tax Exempt Income Fund is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of April, 2007.

PUTNAM NEW YORK TAX EXEMPT INCOME
FUND

By:	/s/ Charles E. Porter
Name:	Charles E. Porter
Title:	Executive President, Associate Treasurer and
Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s JOHN A. HILL*	Chairman of the Board and Trustee
John A. Hill

/S/ JAMESON A. BAXTER*	Vice Chairman of the Board and Trustee
Jameson A. Baxter

/s/ GEORGE PUTNAM, III*	President; Trustee
George Putnam, III

/s/ Charles E. Porter	Executive Vice President; Associate
Charles E. Porter	Treasurer; Principal Executive Officer

/s/ STEVEN D. KRICHMAR*	Vice President and Principal Financial
Steven D. Krichmar	Officer

/s/ JANET C. SMITH*	Vice President, Assistant Treasurer and

Signature	Title

Janet C. Smith	Principal Accounting Officer

/s/ CHARLES B. CURTIS*	Trustee
Charles B. Curtis

/s/ MYRA R. DRUCKER*	Trustee
Myra R. Drucker

/s/ CHARLES E. HALDEMAN, JR. *	Trustee
Charles E. Haldeman, Jr.

/s/ PAUL L. JOSKOW*	Trustee
Paul L. Joskow

/s/ ELIZABETH T. KENNAN*	Trustee
Elizabeth T. Kennan

/s/ KENNETH R. LEIBLER*	Trustee
Kenneth R. Leibler

/s/ ROBERT E. PATTERSON*	Trustee
Robert E. Patterson

/s/ W. THOMAS STEPHENS*	Trustee
W. Thomas Stephens

/s/ RICHARD B. WORLEY*	Trustee
Richard B. Worley

*	By: /s/ Charles E. Porter, as Attorney-in-
Fact pursuant to Power of Attorney filed
herein as Exhibit 16
Dated: April 20, 2007

Exhibit Index

Exhibit Number	Exhibit Title

(11)	Opinion and consent of Ropes & Gray LLP
(12)(b)	Consent of Ropes & Gray LLP
(14)(a)	Consent of KPMG LLP, Independent Registered Public Accounting Firm
(14)(b)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public
Accounting Firm
(16)	Power of Attorney